UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

COLUMBIA MULTI STRATEGY ALTERNATIVES FUND

In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.

The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Multi Strategy Alternatives Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

Proxy voting policies and procedures

The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Fund investment manager

Columbia Management Investment Advisers, LLC (the Investment Manager)

290 Congress Street

Boston, MA 02210

Fund distributor

Columbia Management Investment Distributors, Inc.

290 Congress Street

Boston, MA 02210

Fund transfer agent

Columbia Management Investment Services Corp.

P.O. Box 219104

Kansas City, MO 64121-9104

Columbia Multi Strategy Alternatives Fund  |  Semiannual Report 2023

FUND AT A GLANCE

(Unaudited)

Investment objective

The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.

Portfolio management

Columbia Management Investment Advisers, LLC

Marc Khalamayzer, CFA

Joshua Kutin, CFA

Matthew Ferrelli, CFA

Dan Boncarosky, CFA

Brian Virginia

Corey Lorenzen, CFA

Jason Callan

Tom Heuer, CFA

Ryan Osborn, CFA

AQR Capital Management, LLC

Clifford Asness, Ph.D.*

Jordan Brooks, Ph.D.

Jonathan Fader

John Liew, Ph.D.*

Lars Nielsen*

Yao Hua Ooi

*

Mr. Nielsen retired from AQR effective December 31, 2023. As a result of his retirement, effective January 1, 2024, Dr. Asness and Dr. Liew replaced Mr. Nielsen on the AQR Sleeve portfolio management team.

PGIM Quantitative Solutions LLC

Marco Aiolfi, Ph.D.

Edward Tostanoski III, CFA

Average annual total returns (%) (for the period ended November 30, 2023)

	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A Excluding sales charges	01/28/15	2.84	0.92	-1.22	-3.22
Including sales charges		-3.09	-4.90	-2.38	-3.87
Advisor Class	01/28/15	2.98	1.18	-0.94	-2.97
Class C Excluding sales charges	01/28/15	2.46	0.19	-1.95	-3.94
Including sales charges		1.46	-0.81	-1.95	-3.94
Institutional Class	01/28/15	2.99	1.20	-0.96	-2.99
Institutional 2 Class	01/28/15	3.01	1.23	-0.92	-2.91
Institutional 3 Class	01/28/15	3.04	1.28	-0.85	-2.85
Class R	01/28/15	2.73	0.71	-1.45	-3.46
FTSE One-Month U.S. Treasury Bill Index		2.72	5.00	1.79	1.31
HFRX Global Hedge Fund Index		1.83	1.63	2.77	1.54

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.

The Fund’s performance prior to October 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.

The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	3

FUND AT A GLANCE (continued)

(Unaudited)

Portfolio breakdown (%) (at November 30, 2023)
Asset-Backed Securities — Non-Agency	3.3
Call Option Contracts Purchased	0.2
Commercial Mortgage-Backed Securities — Agency	0.0	(a)
Commercial Mortgage-Backed Securities — Non-Agency	1.4
Money Market Funds(b)	34.1
Residential Mortgage-Backed Securities — Agency	34.2
Residential Mortgage-Backed Securities — Non-Agency	13.2
Treasury Bills	13.6

Total	100.0

(a)	Rounds to zero.
(b)

Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.

Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Derivative breakdown (%) (at November 30, 2023)(a)

	Asset	Liability	Net
Forward foreign currency exchange contracts	6.17	(6.89)	(0.72)
Long futures contracts	1.28	(1.38)	(0.10)
Short futures contracts	1.66	(1.57)	0.09
Swap contracts	1.91	(2.07)	(0.16)

(a)

Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2023 — November 30, 2023

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.40	1,018.40	6.69	6.66	1.32
Advisor Class	1,000.00	1,000.00	1,029.80	1,019.65	5.43	5.40	1.07
Class C	1,000.00	1,000.00	1,024.60	1,014.65	10.48	10.43	2.07
Institutional Class	1,000.00	1,000.00	1,029.90	1,019.65	5.43	5.40	1.07
Institutional 2 Class	1,000.00	1,000.00	1,030.10	1,019.95	5.13	5.10	1.01
Institutional 3 Class	1,000.00	1,000.00	1,030.40	1,020.20	4.87	4.85	0.96
Class R	1,000.00	1,000.00	1,027.30	1,017.25	7.86	7.82	1.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	5

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2023 (Unaudited)

(Percentages represent value of investments compared to net assets)

Investments in securities

Asset-Backed Securities — Non-Agency 4.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Subordinated Series 2023-1PL Class C
03/18/2030	7.420%	200,000	201,075
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month Term SOFR + 7.132%
Floor 6.870%
04/15/2034	12.526%	1,500,000	1,394,803
Conn’s Receivables Funding LLC(a)
Series 2023-A Class A
01/17/2028	8.010%	295,695	296,238
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	100,000	3,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	100,000	16,000
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	900,000	830,678
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	450,000	445,224
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	85,000	195,500
Lendingpoint Asset Securitization Trust(a)
Series 2022-C Class A
02/15/2030	6.560%	290,852	290,520
LendingPoint Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	1,000,000	976,250
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	1,153,165	1,137,342
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	325,604	321,307
Subordinated Series 2022-2A Class C
05/15/2030	8.400%	1,000,000	1,013,810
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	96,886	95,968
LP LMS Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	500,000	471,250

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	100,000	95,806
Subordinated Series 2022-3A Class B
11/15/2032	5.950%	2,000,000	1,984,676
Netcredit Combined Receivables LLC(a),(d)
Series 2023-A Class A
12/20/2027	7.780%	646,344	643,112
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month Term SOFR + 6.512%
Floor 6.250%
07/20/2034	11.927%	750,000	679,495
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	248,343	248,355
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	3,200,000	272,000
Series 2021-1 Class CERT
11/15/2027	0.000%	696,200	5,222
Subordinated Series 2021-5 Class
08/15/2029	0.000%	865,000	64,875
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	205,796	197,695
Series 2021-5 Class A
08/15/2029	1.530%	38,521	38,264
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	533,932	525,287
Subordinated Series 2022-2 Class B
01/15/2030	6.630%	399,976	380,114
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	799,922	801,544
Subordinated Series 2022-5 Class B
06/17/2030	10.310%	439,984	437,065
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	2,849,604	2,895,850
Subordinated Series 2023-5 Class C
04/15/2031	9.099%	849,993	856,646
Subordinated Series 2023-6 Class C
06/16/2031	8.491%	600,000	602,949

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

6	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month Term SOFR + 7.312%
Floor 7.050%
11/25/2028	12.691%	1,000,000	996,908
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	512,353	462,701
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month Term SOFR + 6.512%
Floor 6.250%
07/15/2036	11.906%	266,667	249,612
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	636,571	630,189
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	2,000,000	1,957,443
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	129,059	126,281
Series 2021-ST7 Class A
09/20/2029	1.850%	46,250	45,960
Upstart Securitization Trust(a)
Subordinated Series 2023-1 Class B
02/20/2033	8.350%	1,500,000	1,501,321
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	1,125,000	650,760

Total Asset-Backed Securities – Non-Agency (Cost $28,134,991)			25,039,095

Commercial Mortgage-Backed Securities - Agency 0.0%
Government National Mortgage Association(f),(g)
Series 2019-102 Class IB
03/16/2060	0.834%	1,325,769	68,909
Series 2019-131 Class IO
07/16/2061	0.802%	2,662,428	139,916
Series 2020-19 Class IO
12/16/2061	0.717%	1,618,583	80,475
Series 2020-3 Class IO
02/16/2062	0.615%	1,953,738	82,841

Total Commercial Mortgage-Backed Securities - Agency (Cost $1,090,858)			372,141

Commercial Mortgage-Backed Securities - Non-Agency 1.8%
BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.534%	500,000	317,016

Commercial Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2019-RLJ Class C
1-month Term SOFR + 1.647%
Floor 1.600%
04/15/2036	6.970%	1,250,000	1,239,856
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month Term SOFR + 1.114%
Floor 1.000%
10/15/2037	6.437%	10,701	10,548
BFLD Trust(a),(b)
Series 2019-DPLO Class G
1-month Term SOFR + 3.304%
Floor 3.190%
10/15/2034	8.627%	1,000,000	981,941
BXP Trust(a),(f)
Subordinated Series 2021-601L Class E
01/15/2044	2.868%	1,500,000	769,640
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class F
1-month Term SOFR + 3.531%
Floor 3.417%
11/15/2038	8.853%	615,000	541,880
COMM Mortgage Trust(a),(f)
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	2,200,000	1,992,737
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,600,000	2,067,190
Hilton USA Trust(a),(h)
Subordinated Series 2016-SFP Class F
11/05/2035	0.000%	1,700,000	50,907
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	329,821	278,713
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.283%	600,000	470,997
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	575,000	544,415
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	500,000	489,550
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month Term SOFR + 1.047%
Floor 0.875%
12/15/2034	6.370%	1,000,000	929,324

Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $15,186,571)			10,684,714

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Agency 43.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b),(g)
CMO Series 2017-81 Class SM
-1.0 x 30-day Average SOFR +
6.086%
Cap 6.200%
10/25/2047	0.757%	1,959,156	199,105
CMO Series 2020-22 Class SA
-1.0 x 30-day Average SOFR +
6.214%
Cap 6.100%
04/25/2050	0.657%	3,108,861	336,819
Federal Home Loan Mortgage Corp.
08/01/2052	3.500%	2,877,369	2,524,778
09/01/2052	4.500%	4,709,202	4,412,503
09/01/2053	5.500%	1,979,397	1,960,438
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-101 Class HS
-1.0 x 30-day Average SOFR +
6.386%
Cap 6.500%
10/25/2043	1.057%	675,970	75,937
CMO Series 4987 Class KS
-1.0 x 30-day Average SOFR +
6.194%
Cap 6.080%
06/25/2050	0.637%	1,245,960	155,257
CMO Series 4993 Class MS
-1.0 x 30-day Average SOFR +
5.936%
Cap 6.050%
07/25/2050	0.607%	1,833,097	233,035
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 4606 Class SL
-1.0 x 30-day Average SOFR +
5.886%
Cap 6.000%
12/15/2044	0.562%	3,431,175	317,725
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	2,678,833	478,587
CMO Series 5183 Class IO
01/25/2052	3.000%	4,509,208	719,843
Federal National Mortgage Association
05/01/2052	3.500%	3,711,458	3,257,660
Federal National Mortgage Association(b),(g)
CMO Series 2016-53 Class AS
-1.0 x 30-day Average SOFR +
5.886%
Cap 6.000%
08/25/2046	0.557%	13,218,986	1,306,042

Residential Mortgage-Backed Securities - Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-38 Class WS
-1.0 x 30-day Average SOFR +
4.886%
Cap 5.000%
06/25/2050	0.000%	2,913,376	190,501
Federal National Mortgage Association REMICS(b),(g)
CMO Series 2020-34 Class S
-1.0 x 30-day Average SOFR +
5.936%
Cap 6.050%
06/25/2050	0.607%	3,080,185	347,485
CMO Series 2020-54 Class AS
-1.0 x 30-day Average SOFR +
6.036%
Cap 6.150%
08/25/2050	0.707%	2,020,562	244,411
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450%
12/25/2033	10.778%	800,000	800,968
Government National Mortgage Association(b),(g)
CMO Series 2019-103 Class SA
-1.0 x 1-month Term SOFR +
5.936%
Cap 6.050%
08/20/2049	0.605%	2,019,273	211,014
CMO Series 2019-120 Class CS
-1.0 x 1-month Term SOFR +
3.286%
Cap 3.400%
09/20/2049	0.000%	18,918,819	152,607
CMO Series 2019-92 Class SD
-1.0 x 1-month Term SOFR +
5.986%
Cap 6.100%
07/20/2049	0.654%	2,501,189	244,296
CMO Series 2019-98 Class SB
-1.0 x 1-month Term SOFR +
5.986%
Cap 6.100%
08/20/2049	0.654%	7,430,475	670,485
CMO Series 2020-104 Class SA
-1.0 x 1-month Term SOFR +
6.086%
Cap 6.200%
07/20/2050	0.754%	1,303,351	129,079
CMO Series 2020-133 Class DS
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
09/20/2050	0.855%	5,313,049	548,591

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

8	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-160 Class AS
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
10/20/2050	0.855%	7,719,916	984,352
CMO Series 2020-34 Class SA
-1.0 x 1-month Term SOFR +
5.936%
Cap 6.050%
03/20/2050	0.605%	1,972,352	214,936
CMO Series 2020-78 Class SD
-1.0 x 1-month Term SOFR +
6.036%
Cap 6.150%
06/20/2050	0.705%	2,238,288	229,590
CMO Series 2021-117 Class HS
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
07/20/2051	0.855%	2,249,803	258,608
CMO Series 2021-119 Class SC
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
07/20/2051	0.855%	3,096,297	342,930
CMO Series 2021-122 Class SB
-1.0 x 1-month Term SOFR +
2.486%
Cap 2.600%
07/20/2051	0.000%	7,286,734	44,497
CMO Series 2021-122 Class SG
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
07/20/2051	0.855%	3,648,769	389,593
CMO Series 2021-142 Class SL
-1.0 x 1-month Term SOFR +
0.630%
Cap 6.300%
08/20/2051	0.855%	4,802,182	560,463
CMO Series 2021-156 Class SA
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
09/20/2051	0.855%	3,595,572	401,939
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR +
2.650%
Cap 2.650%
09/20/2051	0.000%	5,727,320	35,097

Residential Mortgage-Backed Securities - Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-161 Class SL
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
09/20/2051	0.855%	3,295,866	407,918
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700%
11/20/2051	0.000%	20,106,222	69,889
CMO Series 2021-42 Class SD
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
11/20/2050	0.855%	3,449,044	426,109
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR +
3.250%
Cap 3.250%
06/20/2051	0.000%	3,378,548	28,635
CMO Series 2021-97 Class CS
-1.0 x 1-month Term SOFR +
6.186%
Cap 6.300%
06/20/2051	0.855%	3,302,791	368,869
CMO Series 2022-46 Class SE
-1.0 x 30-day Average SOFR +
3.450%
Cap 3.450%
03/20/2052	0.000%	3,078,283	42,036
CMO Series 2022-90 Class SJ
-1.0 x 1-month Term SOFR +
5.936%
Cap 6.050%
01/20/2050	0.605%	3,005,752	324,810
CMO Series 2023-115 Class SM
-1.0 x 30-day Average SOFR +
5.900%
Cap 5.900%
08/20/2053	0.575%	5,590,827	227,442
CMO Series 2023-173 Class SB
-1.0 x 30-day Average SOFR +
5.650%
Cap 5.650%
11/20/2053	0.329%	5,530,000	358,133
CMO Series 2023-47 Class AS
-1.0 x 30-day Average SOFR +
6.350%
Cap 6.350%
03/20/2053	1.025%	2,222,809	184,268

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-66 Class BS
-1.0 x 30-day Average SOFR +
6.150%
Cap 6.150%
05/20/2053	0.825%	1,938,373	178,887
CMO Series 2023-66 Class SQ
-1.0 x 30-day Average SOFR +
5.400%
Cap 5.400%
05/20/2053	0.075%	5,803,406	308,562
Government National Mortgage Association(g)
CMO Series 2020-104 Class IY
07/20/2050	3.000%	2,369,812	377,066
CMO Series 2020-138 Class JI
09/20/2050	2.500%	4,415,658	578,072
CMO Series 2020-146 Class NI
10/20/2050	2.000%	18,780,224	2,145,693
CMO Series 2020-164 Class CI
11/20/2050	3.000%	2,061,321	328,327
CMO Series 2020-175 Class KI
11/20/2050	2.500%	3,103,738	422,657
CMO Series 2020-191 Class UC
12/20/2050	4.000%	2,143,645	371,079
CMO Series 2021-158 Class VI
09/20/2051	3.000%	2,416,531	394,165
CMO Series 2021-160 Class CI
09/20/2051	2.500%	4,877,667	637,008
CMO Series 2021-24 Class MI
02/20/2051	3.000%	1,947,941	311,513
CMO Series 2021-25 Class GI
02/20/2051	2.500%	4,056,768	612,587
CMO Series 2021-7 Class IT
01/16/2051	3.000%	1,760,443	346,464
Government National Mortgage Association TBA(i)
12/20/2053	4.500%	20,000,000	18,913,168
Uniform Mortgage-Backed Security TBA(i)
12/13/2053	3.000%	34,000,000	28,653,422
12/13/2053	3.500%	30,595,420	26,825,248
12/13/2053	4.000%	52,500,000	47,659,131
12/13/2053	4.500%	62,000,000	58,049,570
12/13/2053	5.000%	23,000,000	22,132,035
12/13/2053	6.000%	25,000,000	25,069,412

Total Residential Mortgage-Backed Securities - Agency
(Cost $265,637,142)			259,731,346

Residential Mortgage-Backed Securities - Non-Agency 16.7%
510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	559,657	526,740

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-C Class A
01/25/2061	2.115%	256,950	242,140
Angel Oak Mortgage Trust(a),(f)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	346,932	281,970
Angel Oak Mortgage Trust I LLC(a),(f)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	2,700,000	2,676,797
Arroyo Mortgage Trust(a)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	1,870,000	1,474,789
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-4A Class M1C
1-month Term SOFR + 2.614%
Floor 2.500%
10/25/2029	7.957%	80,598	80,787
CMO Series 2020-3A Class M2
30-day Average SOFR + 4.964%
Floor 4.850%
10/25/2030	10.293%	650,000	651,990
CMO Series 2020-4A Class M2B
1-month Term SOFR + 3.714%
Floor 3.600%
06/25/2030	9.057%	103,610	103,610
Subordinated CMO Series 2019-4A Class B1
1-month Term SOFR + 3.964%
Floor 3.850%
10/25/2029	9.307%	950,000	964,666
Subordinated CMO Series 2020-4A Class B1
1-month Term SOFR + 5.114%
Floor 5.000%
06/25/2030	10.457%	800,000	802,311
BRAVO Residential Funding Trust(a),(f)
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	300,000	277,613
CMO Series 2020-NQM1 Class B2
05/25/2060	5.768%	430,000	412,483
CMO Series 2021-A Class A1
10/25/2059	1.991%	1,912,734	1,839,377
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	200,000	165,036
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	300,000	232,355
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400%
11/25/2069	7.721%	338,000	321,205

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

10	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400%
11/25/2069	7.893%	353,000	331,913
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900%
Floor 2.900%
07/12/2033	4.187%	2,702,624	2,702,624
CMO Series 2021-CRT1 Class M4
30-day Average SOFR + 3.614%
Floor 3.500%
07/10/2032	8.927%	1,865,740	1,795,160
CHNGE Mortgage Trust(a),(f)
CMO Series 2023-3 Class M1
07/25/2058	8.258%	800,000	786,716
Subordinated CMO Series 2023-1 Class B1
03/25/2058	8.334%	473,000	444,021
Subordinated CMO Series 2023-1 Class B2
03/25/2058	8.334%	300,000	263,405
Subordinated CMO Series 2023-2 Class B1
06/25/2058	8.271%	200,000	190,683
Subordinated CMO Series 2023-3 Class B1
07/25/2058	8.258%	300,000	279,718
CIM Trust(a),(f)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	671,552	655,519
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	412,843	393,944
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	200,000	188,906
CMO Series 2021-3 Class A3
09/27/2066	1.419%	537,594	408,971
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	400,000	250,749
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	200,000	103,399
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2023-R05 Class 1B1
30-day Average SOFR + 4.750%
Floor 4.750%
06/25/2043	10.078%	390,000	408,601
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500%
Floor 5.500%
12/25/2041	10.828%	1,200,000	1,188,994
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000%
12/25/2041	11.328%	3,500,000	3,555,264

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000%
06/25/2042	17.328%	550,000	657,233
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	1,322,120	1,289,467
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.525%	1,291,155	1,346,017
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	284,707	271,677
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	833,996	814,697
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200%
11/25/2041	11.528%	1,100,000	1,125,448
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
30-day Average SOFR + 0.000%
06/25/2033	4.617%	1,817,958	1,723,599
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250%
03/25/2042	10.578%	800,000	848,607
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650%
12/25/2050	10.978%	1,000,000	1,051,287
Subordinated CMO Series 2020-HQA3 Class B1
30-day Average SOFR + 5.864%
07/25/2050	11.193%	852,952	938,808
Subordinated CMO Series 2020-HQA4 Class B1
30-day Average SOFR + 5.364%
09/25/2050	10.693%	2,105,720	2,273,967
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750%
01/25/2051	10.078%	1,750,000	1,732,274
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500%
01/25/2034	10.828%	3,250,000	3,268,769
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500%
10/25/2041	12.828%	900,000	942,289
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100%
01/25/2042	12.428%	1,650,000	1,680,562
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(d),(e)
CMO Series 2019-CS02 Class M2
1-month Term SOFR + 0.000%
02/25/2032	4.506%	4,114,049	4,044,625

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400%
11/25/2050	12.728%	1,800,000	2,003,514
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800%
11/25/2041	13.121%	2,950,000	3,151,465
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500%
02/25/2042	13.828%	1,560,000	1,644,304
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	446,937
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900%
Floor 2.900%
02/25/2034	8.221%	2,000,000	2,006,218
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950%
Floor 4.950%
02/25/2034	10.271%	500,000	502,654
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month Term SOFR + 3.114%
10/25/2028	8.457%	286,888	288,703
CMO Series 2020-1 Class M2
1-month Term SOFR + 5.364%
Floor 5.250%
10/25/2030	10.707%	417,594	420,886
Homeward Opportunities Fund I Trust(a),(f)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	250,000	223,693
Imperial Fund Mortgage Trust(a),(f)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.147%	500,000	324,742
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	357,696	340,716
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	598,903	558,242
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month Term SOFR + 2.914%
Floor 2.800%
10/16/2025	8.227%	850,000	785,061
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2022-NQM2 Class A2
03/27/2062	3.699%	2,570,000	1,857,139

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-RPL3 Class B4
07/25/2059	4.012%	750,000	459,810
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
30-day Average SOFR + 5.364%
Floor 5.250%
10/25/2030	10.693%	586,541	604,727
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950%
Floor 3.950%
10/25/2033	9.278%	500,000	511,526
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month Term SOFR + 3.864%
Floor 3.750%
05/30/2025	9.216%	638,934	637,852
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month Term SOFR + 2.964%
Floor 2.850%
02/25/2025	8.307%	2,150,000	2,150,021
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764%
08/25/2025	8.107%	2,000,000	2,000,600
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	830,453	763,562
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	1,000,000	934,002
CMO Series 2021-4 Class A2
04/25/2026	3.474%	400,000	358,132
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2020-6 Class A2
11/25/2025	4.703%	200,784	190,828
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	587,247	566,082
CMO Series 2021-1 Class A2
01/25/2026	3.720%	3,250,000	3,010,490
CMO Series 2021-10 Class A1
10/25/2026	2.487%	787,499	739,807
CMO Series 2021-3 Class A1
04/25/2026	1.867%	512,448	488,214
CMO Series 2021-5 Class A2
06/25/2026	3.721%	700,000	635,750
CMO Series 2021-7 Class A1
08/25/2026	1.867%	1,064,501	995,761

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-RCF1 Class M2
06/25/2053	4.000%	700,000	540,340
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	613,629	589,232
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	900,000	787,137
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	365,159	341,838
PRKCM Trust(a),(f)
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	2,000,000	1,140,289
PRPM Trust(a),(f)
CMO Series 2023-NQM1 Class M1
01/25/2068	6.418%	1,780,000	1,694,279
Subordinated CMO Series 2023-NQM1 Class B1
01/25/2068	6.418%	300,000	269,146
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	660,210
Saluda Grade Alternative Mortgage Trust(d),(e),(f)
Subordinated CMO Series 2023-FIG3 Class CE
08/25/2053	29.142%	729,458	889,939
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	1,531,915	1,410,802
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	250,000	208,230
CMO Series 2021-3 Class A1
06/25/2056	1.127%	312,513	246,666
Stonnington Mortgage Trust(a),(d),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	5.500%	47,110	46,404
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	496,592	488,907
Triangle Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
1-month Term SOFR + 4.614%
Floor 4.500%
08/25/2033	9.957%	1,500,000	1,508,288
Subordinated CMO Series 2021-2 Class B1
1-month Term SOFR + 7.614%
Floor 7.500%
10/25/2033	12.957%	650,000	690,461

Residential Mortgage-Backed Securities - Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	300,000	250,412
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	791,336	749,612
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	497,245	478,721
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class M1
03/25/2060	5.500%	550,000	518,589
CMO Series 2021-R2 Class M1
02/25/2064	2.244%	500,000	394,132
Subordinated CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	150,000	135,745
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	150,000	136,767
Verus Securitization Trust(a),(f)
CMO Series 2023-1 Class M1
12/25/2067	6.972%	2,500,000	2,428,562
CMO Series 2023-INV1 Class M1
02/25/2068	7.594%	800,000	786,405
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	415,187
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	327,000	277,162
Subordinated CMO Series 2023-1 Class B1
12/25/2067	6.972%	1,750,000	1,621,119
Subordinated CMO Series 2023-INV1 Class B1
02/25/2068	7.594%	450,000	420,971
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	300,000	172,349
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	250,000	150,417
Visio Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	168,383
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	85,430
Vista Point Securitization Trust(a),(f)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.342%	800,000	735,133

Total Residential Mortgage-Backed Securities - Non-Agency
(Cost $101,203,872)			100,050,484

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Treasury Bills 17.2%

Issuer	Yield	Principal Amount ($)	Value ($)
United States 17.2%
U.S. Treasury Bills(j)
01/11/2024	5.180%	65,000,000	64,614,575
U.S. Treasury Bills
02/27/2024	5.320%	39,000,000	38,500,138

Total			103,114,713

Total Treasury Bills (Cost $103,103,922)			103,114,713

Call Option Contracts Purchased 0.3%

			Value ($)
(Cost $5,885,425)			1,918,785

Money Market Funds 43.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.605%(k),(l)	259,353,063	259,301,192

Total Money Market Funds
(Cost $259,264,287)		259,301,192

Total Investments in Securities (Cost: $779,507,068)		760,212,470

Other Assets & Liabilities, Net		(160,319,430)

Net Assets		599,893,040

At November 30, 2023, securities and/or cash totaling $85,083,515 were pledged as collateral.

Investments in derivatives

Forward foreign currency exchange contracts

Currency to be sold		Currency to be purchased		Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
696,883,000	JPY	4,674,609	USD	Barclays	12/13/2023	—	(33,014)
40,822,728	USD	69,952,000	NZD	Barclays	12/13/2023	2,255,811	—
38,655,000	EUR	41,045,864	USD	Citi	12/13/2023	—	(1,048,426)
3,347,466	USD	2,955,000	CHF	Citi	12/13/2023	30,667	—
1,487,880	USD	1,407,000	EUR	Citi	12/13/2023	44,306	—
40,214,914	USD	5,991,600,000	JPY	Citi	12/13/2023	259,871	—
2,299,024	AUD	1,528,713	USD	Citi	12/20/2023	8,786	—
132,650,286	AUD	84,978,114	USD	Citi	12/20/2023	—	(2,719,378)
3,681,332	BRL	749,699	USD	Citi	12/20/2023	3,209	—
105,811,668	BRL	20,914,082	USD	Citi	12/20/2023	—	(542,084)
12,102,000	CAD	8,973,998	USD	Citi	12/20/2023	52,907	—
97,063,485	CAD	70,757,965	USD	Citi	12/20/2023	—	(793,197)
21,318,142	CHF	24,454,523	USD	Citi	12/20/2023	63,087	—
56,469,858	CHF	63,277,188	USD	Citi	12/20/2023	—	(1,333,551)
1,830,272,750	CLP	2,128,272	USD	Citi	12/20/2023	32,167	—
14,600,000,000	CLP	16,145,446	USD	Citi	12/20/2023	—	(575,088)
111,242,765	CNH	15,292,109	USD	Citi	12/20/2023	—	(294,733)
14,798,650,716	COP	3,707,725	USD	Citi	12/20/2023	36,491	—
27,493,004,321	COP	6,549,170	USD	Citi	12/20/2023	—	(271,267)
312,954,505	CZK	13,569,960	USD	Citi	12/20/2023	—	(437,192)
14,049,437	EUR	15,432,728	USD	Citi	12/20/2023	128,077	—
85,013,146	EUR	90,327,484	USD	Citi	12/20/2023	—	(2,280,963)
6,406,999	GBP	8,108,066	USD	Citi	12/20/2023	18,251	—
48,599,001	GBP	60,262,526	USD	Citi	12/20/2023	—	(1,101,132)
2,422,683,999	HUF	6,974,892	USD	Citi	12/20/2023	48,621	—
4,047,383,205	HUF	11,023,699	USD	Citi	12/20/2023	—	(547,466)
141,197,530,864	IDR	9,165,212	USD	Citi	12/20/2023	78,163	—
86,000,000,000	IDR	5,477,265	USD	Citi	12/20/2023	—	(57,437)
149,492,000	ILS	38,510,019	USD	Citi	12/20/2023	—	(1,585,442)
530,585,461	INR	6,377,435	USD	Citi	12/20/2023	16,293	—
839,534,460	INR	10,054,796	USD	Citi	12/20/2023	—	(10,308)
11,005,839,512	JPY	76,258,809	USD	Citi	12/20/2023	1,822,982	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Forward foreign currency exchange contracts (continued)

Currency to be sold		Currency to be purchased		Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,721,502,400	JPY	38,326,036	USD	Citi	12/20/2023	—	(370,218)
3,700,000,000	KRW	2,866,961	USD	Citi	12/20/2023	8,678	—
44,516,787,000	KRW	33,449,442	USD	Citi	12/20/2023	—	(940,176)
378,704,166	MXN	21,932,071	USD	Citi	12/20/2023	185,288	—
355,223,834	MXN	19,817,736	USD	Citi	12/20/2023	—	(580,708)
163,005,666	NOK	15,232,832	USD	Citi	12/20/2023	159,910	—
271,997,540	NOK	24,677,481	USD	Citi	12/20/2023	—	(473,778)
169,746,672	NZD	100,628,789	USD	Citi	12/20/2023	—	(3,910,264)
210,000,000	PHP	3,793,874	USD	Citi	12/20/2023	9,645	—
624,448,000	PHP	11,070,189	USD	Citi	12/20/2023	—	(182,451)
40,187,640	PLN	10,153,304	USD	Citi	12/20/2023	114,820	—
85,596,000	PLN	20,094,511	USD	Citi	12/20/2023	—	(1,286,543)
283,134,000	SEK	25,756,485	USD	Citi	12/20/2023	—	(1,222,637)
3,924,000	SGD	2,943,066	USD	Citi	12/20/2023	7,353	—
64,867,000	SGD	47,882,793	USD	Citi	12/20/2023	—	(646,984)
161,280,610	TWD	5,183,320	USD	Citi	12/20/2023	17,203	—
654,784,890	TWD	20,624,588	USD	Citi	12/20/2023	—	(349,388)
65,248,866	USD	101,228,334	AUD	Citi	12/20/2023	1,675,008	—
15,084,379	USD	22,715,000	AUD	Citi	12/20/2023	—	(67,084)
12,412,844	USD	62,908,000	BRL	Citi	12/20/2023	343,447	—
14,458,528	USD	70,984,000	BRL	Citi	12/20/2023	—	(64,610)
66,578,022	USD	90,851,985	CAD	Citi	12/20/2023	394,281	—
20,317,788	USD	27,365,000	CAD	Citi	12/20/2023	—	(145,448)
50,705,678	USD	44,924,428	CHF	Citi	12/20/2023	695,203	—
9,269,971	USD	8,096,714	CHF	Citi	12/20/2023	—	(6,008)
10,837,766	USD	10,000,000,000	CLP	Citi	12/20/2023	614,654	—
5,001,342	USD	4,312,820,433	CLP	Citi	12/20/2023	—	(62,119)
15,299,477	USD	111,242,765	CNH	Citi	12/20/2023	287,365	—
11,785,941	USD	49,178,692,691	COP	Citi	12/20/2023	414,260	—
516,378	USD	2,067,901,234	COP	Citi	12/20/2023	—	(3,376)
14,517,646	USD	331,148,000	CZK	Citi	12/20/2023	303,807	—
118,446,313	USD	110,450,226	EUR	Citi	12/20/2023	1,871,831	—
59,189,230	USD	54,186,985	EUR	Citi	12/20/2023	—	(161,035)
72,271,735	USD	58,411,650	GBP	Citi	12/20/2023	1,481,891	—
11,278,535	USD	8,895,350	GBP	Citi	12/20/2023	—	(46,798)
13,812,960	USD	5,004,026,000	HUF	Citi	12/20/2023	493,175	—
6,294,563	USD	2,184,743,803	HUF	Citi	12/20/2023	—	(48,544)
5,442,047	USD	85,000,000,000	IDR	Citi	12/20/2023	28,298	—
10,202,447	USD	157,278,029,010	IDR	Citi	12/20/2023	—	(80,505)
22,134,069	USD	84,585,000	ILS	Citi	12/20/2023	552,594	—
10,817,483	USD	40,015,999	ILS	Citi	12/20/2023	—	(84,735)
2,155,695	USD	180,000,000	INR	Citi	12/20/2023	2,309	—
23,204,316	USD	1,930,048,000	INR	Citi	12/20/2023	—	(65,142)
28,717,771	USD	4,260,000,000	JPY	Citi	12/20/2023	93,900	—
84,869,861	USD	12,467,341,912	JPY	Citi	12/20/2023	—	(549,450)
32,074,824	USD	42,557,321,000	KRW	Citi	12/20/2023	801,090	—
5,725,960	USD	7,379,733,000	KRW	Citi	12/20/2023	—	(25,050)
39,158,278	USD	710,928,000	MXN	Citi	12/20/2023	1,666,193	—
13,248,746	USD	227,897,000	MXN	Citi	12/20/2023	—	(161,944)
16,542,753	USD	182,997,540	NOK	Citi	12/20/2023	378,792	—
41,336,992	USD	440,512,456	NOK	Citi	12/20/2023	—	(603,378)
65,009,892	USD	108,967,338	NZD	Citi	12/20/2023	2,098,006	—
20,112,899	USD	32,461,667	NZD	Citi	12/20/2023	—	(121,273)
3,002,390	USD	170,000,000	PHP	Citi	12/20/2023	61,033	—
6,179,841	USD	342,224,000	PHP	Citi	12/20/2023	—	(12,917)
50,751,395	USD	214,253,250	PLN	Citi	12/20/2023	2,766,998	—
2,266,524	USD	9,062,000	PLN	Citi	12/20/2023	—	(2,924)
13,335,055	USD	145,000,000	SEK	Citi	12/20/2023	481,627	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Forward foreign currency exchange contracts (continued)

Currency to be sold		Currency to be purchased		Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,690,384	USD	28,000,000	SEK	Citi	12/20/2023	—	(22,335)
2,095,476	USD	2,855,000	SGD	Citi	12/20/2023	40,472	—
22,442,114	USD	29,882,517	SGD	Citi	12/20/2023	—	(85,725)
30,416,685	USD	965,131,000	TWD	Citi	12/20/2023	498,252	—
544,633	USD	17,000,000	TWD	Citi	12/20/2023	—	(91)
17,407,697	USD	335,112,500	ZAR	Citi	12/20/2023	343,145	—
14,441,564	USD	270,081,500	ZAR	Citi	12/20/2023	—	(135,401)
302,146,416	ZAR	16,241,550	USD	Citi	12/20/2023	236,915	—
343,935,084	ZAR	17,958,673	USD	Citi	12/20/2023	—	(259,500)
10,414,122	USD	9,160,000	CHF	Citi	12/21/2023	67,685	—
13,799,000	AUD	9,203,303	USD	Citi	03/20/2024	57,662	—
22,725,000	BRL	4,594,932	USD	Citi	03/20/2024	31,606	—
9,612,500	CAD	7,078,899	USD	Citi	03/20/2024	—	(16,706)
6,572,714	CHF	7,601,663	USD	Citi	03/20/2024	7,195	—
13,145,428	CHF	15,142,061	USD	Citi	03/20/2024	—	(46,874)
1,612,820,433	CLP	1,843,980	USD	Citi	03/20/2024	7,287	—
267,901,234	COP	66,066	USD	Citi	03/20/2024	785	—
108,024,691	COP	26,082	USD	Citi	03/20/2024	—	(241)
4,947,851	EUR	5,460,936	USD	Citi	03/20/2024	49,704	—
985,278,803	HUF	2,823,604	USD	Citi	03/20/2024	34,498	—
26,051,622,010	IDR	1,687,062	USD	Citi	03/20/2024	13,793	—
14,747,999	ILS	3,998,327	USD	Citi	03/20/2024	24,363	—
2,079,733,000	KRW	1,620,330	USD	Citi	03/20/2024	11,234	—
28,973,456	NOK	2,719,482	USD	Citi	03/20/2024	33,685	—
30,389,667	NZD	18,836,005	USD	Citi	03/20/2024	117,800	—
30,389,666	NZD	18,547,752	USD	Citi	03/20/2024	—	(170,452)
342,224,000	PHP	6,183,197	USD	Citi	03/20/2024	16,442	—
26,058,517	SGD	19,653,716	USD	Citi	03/20/2024	75,897	—
3,800,000	TWD	122,849	USD	Citi	03/20/2024	—	(290)
1,560,784	USD	2,341,024	AUD	Citi	03/20/2024	—	(9,211)
207,734	USD	1,037,000	BRL	Citi	03/20/2024	503	—
13,657,041	USD	18,547,000	CAD	Citi	03/20/2024	33,694	—
746,220	USD	3,093,004,321	COP	Citi	03/20/2024	7,471	—
2,414,268	USD	9,798,650,716	COP	Citi	03/20/2024	—	(26,572)
1,389,402	USD	31,000,000	CZK	Citi	03/20/2024	—	(5,094)
13,874,508	USD	12,567,513	EUR	Citi	03/20/2024	—	(130,009)
806,726	USD	639,000	GBP	Citi	03/20/2024	551	—
21,510,081	USD	16,967,222	GBP	Citi	03/20/2024	—	(74,649)
6,910,909	USD	2,422,683,999	HUF	Citi	03/20/2024	—	(52,828)
1,437,243	USD	22,197,530,864	IDR	Citi	03/20/2024	—	(11,518)
2,855,372	USD	239,012,210	INR	Citi	03/20/2024	980	—
4,413,843	USD	369,018,711	INR	Citi	03/20/2024	—	(3,829)
2,570,822	USD	3,300,000,000	KRW	Citi	03/20/2024	—	(17,602)
564,588	USD	10,000,000	MXN	Citi	03/20/2024	1,168	—
11,732,830	USD	204,897,000	MXN	Citi	03/20/2024	—	(140,654)
13,602,222	USD	145,255,666	NOK	Citi	03/20/2024	—	(137,232)
361,414	USD	20,000,000	PHP	Citi	03/20/2024	—	(1,021)
10,896,110	USD	43,231,640	PLN	Citi	03/20/2024	—	(116,150)
2,773,753	USD	85,784,890	TWD	Citi	03/20/2024	6,106	—
5,258,782	USD	161,280,610	TWD	Citi	03/20/2024	—	(32,485)
1,369,298	USD	25,612,500	ZAR	Citi	03/20/2024	—	(23,088)
148,500,000	ZAR	7,878,753	USD	Citi	03/20/2024	73,496	—
2,040,000,000	JPY	14,098,235	USD	Citi	03/21/2024	97,596	—
614,211	USD	90,000,000	JPY	Citi	03/21/2024	3,464	—
6,184,603	USD	894,144,512	JPY	Citi	03/21/2024	—	(48,037)
2,097,000	CAD	1,517,629	USD	Goldman Sachs International	12/13/2023	—	(27,998)
349,000	CHF	389,894	USD	Goldman Sachs International	12/13/2023	—	(9,080)
17,480,000	NOK	1,571,182	USD	Goldman Sachs International	12/13/2023	—	(44,812)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Forward foreign currency exchange contracts (continued)

Currency to be sold		Currency to be purchased		Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
262,466	USD	2,890,000	NOK	Goldman Sachs International	12/13/2023	4,710	—
83,994	USD	878,000	SEK	Goldman Sachs International	12/13/2023	—	(364)
61,331,000	AUD	39,908,082	USD	HSBC	12/13/2023	—	(629,072)
250,000	CAD	183,287	USD	HSBC	12/13/2023	—	(980)
40,870,027	USD	64,031,000	AUD	HSBC	12/13/2023	1,451,711	—
1,384,875	USD	1,253,000	CHF	HSBC	12/13/2023	47,544	—
3,247,648	USD	2,971,000	EUR	HSBC	12/13/2023	—	(12,306)
454,459,000	SEK	40,863,103	USD	Morgan Stanley	12/13/2023	—	(2,424,297)
39,998,536	USD	54,632,000	CAD	Morgan Stanley	12/13/2023	268,845	—
1,505,248	USD	16,768,000	SEK	Morgan Stanley	12/13/2023	91,911	—
57,300,000	AUD	36,941,374	USD	Morgan Stanley	12/20/2023	—	(940,687)
155,195,000	BRL	30,745,708	USD	Morgan Stanley	12/20/2023	—	(724,259)
30,750,000	CAD	22,675,536	USD	Morgan Stanley	12/20/2023	7,916	—
20,650,000	CAD	15,045,007	USD	Morgan Stanley	12/20/2023	—	(177,313)
48,150,000	CHF	54,454,997	USD	Morgan Stanley	12/20/2023	—	(636,466)
29,750,000	EUR	31,942,352	USD	Morgan Stanley	12/20/2023	—	(465,593)
18,850,000	GBP	23,407,078	USD	Morgan Stanley	12/20/2023	—	(393,925)
1,917,225,000	INR	22,974,536	USD	Morgan Stanley	12/20/2023	—	(10,904)
580,000,000	JPY	3,982,931	USD	Morgan Stanley	12/20/2023	60,215	—
375,000,000	JPY	2,521,137	USD	Morgan Stanley	12/20/2023	—	(15,102)
23,107,840,000	KRW	17,222,807	USD	Morgan Stanley	12/20/2023	—	(628,207)
179,815,000	MXN	10,458,783	USD	Morgan Stanley	12/20/2023	133,050	—
62,570,000	MXN	3,537,827	USD	Morgan Stanley	12/20/2023	—	(55,206)
201,500,000	NOK	18,814,157	USD	Morgan Stanley	12/20/2023	181,714	—
17,750,000	NOK	1,623,929	USD	Morgan Stanley	12/20/2023	—	(17,391)
50,150,000	NZD	30,024,234	USD	Morgan Stanley	12/20/2023	—	(860,811)
58,120,000	PLN	14,573,721	USD	Morgan Stanley	12/20/2023	55,906	—
47,200,000	PLN	10,812,039	USD	Morgan Stanley	12/20/2023	—	(978,065)
274,750,000	SEK	25,155,329	USD	Morgan Stanley	12/20/2023	—	(1,024,903)
125,900,000	TRY	4,218,377	USD	Morgan Stanley	12/20/2023	—	(77,655)
9,845,419	USD	15,300,000	AUD	Morgan Stanley	12/20/2023	269,686	—
16,724,380	USD	84,520,000	BRL	Morgan Stanley	12/20/2023	414,326	—
831,663	USD	4,065,000	BRL	Morgan Stanley	12/20/2023	—	(7,374)
11,663,434	USD	15,950,000	CAD	Morgan Stanley	12/20/2023	94,242	—
5,760,272	USD	7,750,000	CAD	Morgan Stanley	12/20/2023	—	(47,294)
37,754,593	USD	33,850,000	CHF	Morgan Stanley	12/20/2023	975,334	—
36,158,942	USD	33,600,000	EUR	Morgan Stanley	12/20/2023	442,971	—
25,039,731	USD	20,150,000	GBP	Morgan Stanley	12/20/2023	402,721	—
35,137,071	USD	2,925,545,000	INR	Morgan Stanley	12/20/2023	—	(62,972)
21,588,410	USD	3,160,000,000	JPY	Morgan Stanley	12/20/2023	—	(216,372)
21,985,077	USD	29,257,655,000	KRW	Morgan Stanley	12/20/2023	616,725	—
3,265,005	USD	4,205,000,000	KRW	Morgan Stanley	12/20/2023	—	(16,605)
17,388,328	USD	306,895,000	MXN	Morgan Stanley	12/20/2023	234,872	—
14,870,291	USD	162,750,000	NOK	Morgan Stanley	12/20/2023	178,990	—
19,596,110	USD	208,750,000	NOK	Morgan Stanley	12/20/2023	—	(293,269)
26,468,951	USD	44,300,000	NZD	Morgan Stanley	12/20/2023	813,352	—
20,104,551	USD	87,840,000	PLN	Morgan Stanley	12/20/2023	1,837,033	—
48,884,178	USD	536,750,000	SEK	Morgan Stanley	12/20/2023	2,261,370	—
10,426,121	USD	197,575,000	ZAR	Morgan Stanley	12/20/2023	39,387	—
9,111,050	USD	167,715,000	ZAR	Morgan Stanley	12/20/2023	—	(227,220)
374,495,000	ZAR	19,642,025	USD	Morgan Stanley	12/20/2023	—	(194,900)
36,824,000	CHF	40,974,285	USD	UBS	12/13/2023	—	(1,122,623)
66,936,000	NZD	39,959,119	USD	UBS	12/13/2023	—	(1,262,078)
1,739,123	USD	1,568,000	CHF	UBS	12/13/2023	53,403	—
2,700,000	AUD	1,728,316	USD	Wells Fargo	12/13/2023	—	(56,267)
3,636,000	CAD	2,650,041	USD	Wells Fargo	12/13/2023	—	(29,931)
42,284,000	NOK	3,939,163	USD	Wells Fargo	12/13/2023	30,083	—
15,998,000	NOK	1,433,193	USD	Wells Fargo	12/13/2023	—	(45,793)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Forward foreign currency exchange contracts (continued)

Currency to be sold		Currency to be purchased		Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,016,000	NZD	1,766,889	USD	Wells Fargo	12/13/2023	—	(90,455)
1,758,880	USD	1,646,000	EUR	Wells Fargo	12/13/2023	33,571	—
38,285	USD	35,000	EUR	Wells Fargo	12/13/2023	—	(171)
108,040	USD	16,050,000	JPY	Wells Fargo	12/13/2023	382	—
40,879,279	USD	453,760,000	NOK	Wells Fargo	12/13/2023	1,070,021	—
2,264,204	USD	24,582,000	SEK	Wells Fargo	12/13/2023	77,241	—
3,818,296	USD	39,971,000	SEK	Wells Fargo	12/13/2023	—	(11,043)
9,500,000	EUR	10,410,254	USD	Wells Fargo	12/21/2023	60,998	—

Total						37,012,027	(41,313,522)

Long futures contracts

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	1	12/2023	JPY	14,666,000	1,159	—
Australian 10-Year Bond	946	12/2023	AUD	106,576,010	—	(505,485)
Australian 10-Year Bond	386	12/2023	AUD	43,486,617	—	(531,044)
Bist 30 Index	1,358	12/2023	TRY	119,588,875	—	(49,011)
Brent Crude	7	12/2023	USD	566,020	1,963	—
Brent Crude	37	03/2024	USD	2,960,000	—	(108,863)
Brent Crude	75	05/2024	USD	5,956,500	—	(266,729)
Brent Crude	23	07/2024	USD	1,812,170	5,889	—
Brent Crude	15	07/2024	USD	1,181,850	—	(5,910)
Cocoa	96	03/2024	USD	4,105,920	322,483	—
Cocoa	12	03/2024	USD	513,240	47,057	—
Cocoa	9	03/2024	GBP	320,220	18,407	—
Coffee	29	03/2024	USD	2,008,613	136,489	—
Coffee	26	05/2024	USD	1,762,313	221,690	—
Coffee	52	07/2024	USD	3,523,650	288,122	—
Copper	40	03/2024	USD	3,850,500	17,765	—
Copper	28	05/2024	USD	2,711,450	41,783	—
Copper	56	07/2024	USD	5,455,100	243,051	—
Corn	88	05/2024	USD	2,178,000	—	(38,353)
Corn	174	07/2024	USD	4,386,975	—	(55,715)
Cotton	3	03/2024	USD	120,090	660	—
Cotton	19	05/2024	USD	766,650	—	(62,221)
Cotton	39	07/2024	USD	1,584,960	—	(42,798)
DJIA Index E-mini	2	12/2023	USD	360,100	3,257	—
Euro STOXX 50 Index	79	12/2023	EUR	3,468,890	180,045	—
Euro STOXX 50 Index	10	12/2023	EUR	439,100	7,298	—
Euro-Buxl 30-Year	6	03/2024	EUR	780,960	—	(3,720)
Feeder Cattle	11	01/2024	USD	1,209,725	—	(68,180)
FTSE 100 Index	75	12/2023	GBP	5,595,375	62,766	—
FTSE 100 Index	125	12/2023	GBP	9,325,625	—	(6,080)
FTSE 100 Index	59	12/2023	GBP	4,401,695	—	(104,383)
FTSE Taiwan Index	103	12/2023	USD	6,181,030	31,950	—
FTSE Taiwan Index	49	12/2023	USD	2,940,490	21,030	—
FTSE Taiwan Index	1	12/2023	USD	60,010	398	—
FTSE/JSE Top 40 Index	164	12/2023	ZAR	114,693,400	225,829	—
FTSE/MIB Index	136	12/2023	EUR	20,254,480	1,296,069	—
FTSE/MIB Index	44	12/2023	EUR	6,552,920	249,444	—
Gas Oil	6	01/2024	USD	471,900	—	(2,895)
Gas Oil	10	03/2024	USD	775,500	35,756	—
Gas Oil	3	03/2024	USD	232,650	—	(11,482)
Gas Oil	14	05/2024	USD	1,066,100	—	(91,216)
Gas Oil	27	07/2024	USD	2,039,175	—	(37,796)
Gold 100 oz.	29	02/2024	USD	5,965,880	127,500	—
IBEX 35 Index	43	12/2023	EUR	4,330,401	116,646	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Long futures contracts (continued)

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
IFSC Nifty 50 Index	158	12/2023	USD	6,401,844	90,178	—
Japanese 10-Year Government Bond	59	12/2023	JPY	8,641,140,000	188,686	—
Japanese 10-Year Government Bond	4	12/2023	JPY	585,840,000	15,110	—
KOSPI 200 Index	138	12/2023	KRW	11,700,675,000	226,966	—
Lead	203	01/2024	USD	10,732,356	—	(551,329)
Lead	7	03/2024	USD	372,094	3,443	—
Lead	7	05/2024	USD	372,663	—	(14,445)
Lead	14	07/2024	USD	746,725	—	(10,816)
Lean Hogs	82	12/2023	USD	2,255,820	—	(162,370)
Lean Hogs	20	04/2024	USD	618,800	—	(59,874)
Lean Hogs	33	06/2024	USD	1,221,000	—	(38,120)
Lean Hogs	16	07/2024	USD	605,280	—	(9,961)
Live Cattle	3	02/2024	USD	206,190	2,291	—
Live Cattle	30	02/2024	USD	2,061,900	—	(50,367)
Live Cattle	21	04/2024	USD	1,465,170	—	(143,932)
Live Cattle	43	06/2024	USD	2,927,440	—	(307,826)
Live Cattle	21	08/2024	USD	1,431,360	—	(32,494)
Long Gilt	76	03/2024	GBP	7,347,680	—	(76,696)
Mexican Bolsa IPC Index	13	12/2023	MXN	7,032,090	13,054	—
MSCI EAFE Index	2	12/2023	USD	212,660	124	—
MSCI Emerging Markets Index	155	12/2023	USD	7,650,025	117,548	—
NASDAQ 100 Index E-mini	9	12/2023	USD	2,877,390	15,842	—
Natural Gas	98	12/2023	USD	2,745,960	—	(502,595)
Natural Gas	103	02/2024	USD	2,716,110	—	(785,333)
Natural Gas	103	04/2024	USD	2,737,740	—	(473,015)
Natural Gas	185	06/2024	USD	5,453,800	—	(821,785)
Nickel	10	12/2023	USD	989,160	—	(67,960)
Nickel	6	03/2024	USD	601,524	—	(141,942)
Nickel	6	05/2024	USD	607,356	—	(137,406)
Nickel	12	07/2024	USD	1,226,952	—	(108,005)
Nikkei 225 Index	18	12/2023	JPY	603,000,000	29,365	—
NY Harbor ULSD Heat Oil	6	02/2024	USD	674,302	24,812	—
NY Harbor ULSD Heat Oil	1	02/2024	USD	112,384	—	(4,518)
NY Harbor ULSD Heat Oil	7	04/2024	USD	763,371	—	(70,968)
NY Harbor ULSD Heat Oil	1	06/2024	USD	107,911	426	—
NY Harbor ULSD Heat Oil	14	06/2024	USD	1,510,748	—	(8,458)
OMXS30 Index	220	12/2023	SEK	49,170,000	137,830	—
Primary Aluminum	98	12/2023	USD	5,306,725	—	(192,197)
Primary Aluminum	29	03/2024	USD	1,595,906	—	(23,135)
Primary Aluminum	28	05/2024	USD	1,558,200	—	(36,235)
Primary Aluminum	56	07/2024	USD	3,156,300	—	(60,923)
RBOB Gasoline	1	12/2023	USD	91,384	291	—
RBOB Gasoline	53	12/2023	USD	4,843,331	—	(13,828)
RBOB Gasoline	9	02/2024	USD	828,652	—	(12,844)
RBOB Gasoline	9	04/2024	USD	901,795	—	(97,246)
RBOB Gasoline	5	06/2024	USD	494,025	810	—
RBOB Gasoline	12	06/2024	USD	1,185,660	—	(1,097)
S&P 500 Index E-mini	54	12/2023	USD	12,357,225	694,578	—
S&P 500 Index E-mini	40	12/2023	USD	9,153,500	226,595	—
Silver	4	03/2024	USD	513,200	30,721	—
Soybean	31	03/2024	USD	2,111,488	32,939	—
Soybean	15	05/2024	USD	1,031,438	1,044	—
Soybean	15	05/2024	USD	1,031,438	—	(14,787)
Soybean	49	07/2024	USD	3,382,838	78,676	—
Soybean	12	07/2024	USD	828,450	—	(632)
Soybean Meal	15	01/2024	USD	636,000	—	(28,925)
Soybean Meal	31	03/2024	USD	1,284,020	95,259	—
Soybean Meal	32	05/2024	USD	1,305,600	52,274	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Long futures contracts (continued)

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Meal	51	07/2024	USD	2,074,680	59,177	—
Soybean Meal	13	07/2024	USD	528,840	—	(13,731)
Soybean Oil	215	01/2024	USD	6,741,540	—	(18,692)
Soybean Oil	35	03/2024	USD	1,093,050	—	(139,453)
Soybean Oil	35	05/2024	USD	1,091,580	—	(139,056)
Soybean Oil	69	07/2024	USD	2,146,590	36,671	—
Sugar #11	21	02/2024	USD	612,461	—	(24,593)
Sugar #11	69	04/2024	USD	1,935,091	—	(65,091)
Sugar #11	143	06/2024	USD	3,882,278	—	(88,435)
TOPIX Index	249	12/2023	JPY	5,916,240,000	448,654	—
TOPIX Index	80	12/2023	JPY	1,900,800,000	99,455	—
U.S. Long Bond	27	03/2024	USD	3,143,813	19,718	—
U.S. Treasury 10-Year Note	329	03/2024	USD	36,123,172	333,433	—
U.S. Treasury 2-Year Note	152	03/2024	USD	31,078,063	104,198	—
U.S. Treasury 5-Year Note	754	03/2024	USD	80,566,079	423,626	—
Wheat	39	05/2024	USD	1,194,863	—	(24,324)
Wheat	22	05/2024	USD	712,250	—	(80,580)
Wheat	77	07/2024	USD	2,405,288	—	(25,030)
Wheat	44	07/2024	USD	1,435,500	—	(46,193)
WIG 20 Index	210	12/2023	PLN	9,328,200	237,629	—
WTI Crude	47	12/2023	USD	3,570,120	—	(128,083)
WTI Crude	37	02/2024	USD	2,811,630	115,478	—
WTI Crude	5	02/2024	USD	379,950	—	(13,324)
WTI Crude	42	04/2024	USD	3,178,560	—	(276,788)
WTI Crude	84	06/2024	USD	6,316,800	—	(62,062)
Zinc	11	12/2023	USD	680,556	—	(24,551)
Zinc	15	03/2024	USD	929,156	27,909	—
Zinc	15	05/2024	USD	931,875	—	(16,448)
Zinc	31	07/2024	USD	1,932,075	—	(45,165)

Total					7,689,316	(8,285,544)

Short futures contracts

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 3-Year Bond	(11)	12/2023	AUD	(1,160,979)	—	(856)
Brent Crude	(160)	01/2024	USD	(12,892,800)	88,547	—
CAC40 Index	(129)	12/2023	EUR	(9,436,350)	—	(168,891)
CAC40 Index	(117)	12/2023	EUR	(8,558,550)	—	(250,981)
Canadian Government 10-Year Bond	(85)	03/2024	CAD	(10,179,600)	—	(55,958)
Canadian Government 10-Year Bond	(228)	03/2024	CAD	(27,305,280)	—	(220,173)
Coffee	(3)	03/2024	USD	(207,788)	—	(15,364)
Coffee	(97)	03/2024	USD	(6,718,463)	—	(440,383)
Copper	(2)	12/2023	USD	(420,475)	—	(9,843)
Copper	(3)	03/2024	USD	(635,906)	—	(8,097)
Copper	(7)	03/2024	USD	(673,838)	—	(11,796)
Copper	(153)	03/2024	USD	(14,728,163)	—	(502,892)
Corn	(288)	03/2024	USD	(6,951,600)	97,220	—
Corn	(113)	03/2024	USD	(2,727,538)	27,922	—
Corn	(22)	03/2024	USD	(531,025)	1,077	—
Corn	(80)	03/2024	USD	(1,931,000)	—	(15,297)
Cotton	(27)	03/2024	USD	(1,080,810)	2,327	—
Cotton	(89)	03/2024	USD	(3,562,670)	—	(32,988)
DAX Index	(5)	12/2023	EUR	(2,032,375)	—	(37,672)
DAX Index	(17)	12/2023	EUR	(6,910,075)	—	(317,496)
Euro STOXX 50 Index	(62)	12/2023	EUR	(2,722,420)	—	(7,791)
Euro-Bobl	(28)	03/2024	EUR	(3,277,400)	4,661	—
Euro-BTP	(14)	03/2024	EUR	(1,601,600)	3,895	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Short futures contracts (continued)

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(113)	12/2023	EUR	(14,948,770)	—	(304,911)
Euro-Bund	(227)	12/2023	EUR	(30,029,830)	—	(592,469)
Euro-Bund	(153)	03/2024	EUR	(20,295,450)	37,469	—
Euro-OAT	(4)	12/2023	EUR	(508,440)	—	(6,522)
Euro-OAT	(116)	12/2023	EUR	(14,744,760)	—	(339,927)
Euro-OAT	(24)	03/2024	EUR	(3,041,040)	5,284	—
Euro-Schatz	(151)	03/2024	EUR	(15,973,535)	7,131	—
FTSE 100 Index	(16)	12/2023	GBP	(1,193,680)	905	—
FTSE China A50 Index	(409)	12/2023	USD	(4,809,840)	6,014	—
FTSE/JSE Top 40 Index	(203)	12/2023	ZAR	(141,968,050)	—	(95,132)
Gas Oil	(45)	01/2024	USD	(3,539,250)	99,377	—
Gold 100 oz.	(8)	02/2024	USD	(1,645,760)	—	(37,699)
IFSC Nifty 50 Index	(3)	12/2023	USD	(121,554)	—	(203)
KLCI Index	(135)	12/2023	MYR	(9,794,250)	5,323	—
Lean Hogs	(24)	02/2024	USD	(686,160)	34,238	—
Lean Hogs	(24)	02/2024	USD	(686,160)	—	(19,591)
Live Cattle	(4)	02/2024	USD	(274,920)	7,251	—
Long Gilt	(138)	03/2024	GBP	(13,341,840)	109,672	—
Long Gilt	(67)	03/2024	GBP	(6,477,560)	—	(60,127)
Mexican Bolsa IPC Index	(271)	12/2023	MXN	(146,592,030)	—	(430,295)
MSCI Singapore Index	(151)	12/2023	SGD	(4,089,080)	38,246	—
Natural Gas	(608)	12/2023	USD	(17,036,160)	5,847,051	—
Natural Gas	(148)	12/2023	USD	(4,146,960)	341,324	—
Nickel	(12)	12/2023	USD	(1,186,992)	55,447	—
Nickel	(39)	01/2024	USD	(3,874,338)	466,824	—
Nickel	(13)	03/2024	USD	(1,303,302)	—	(10,616)
NY Harbor ULSD Heat Oil	(11)	12/2023	USD	(1,272,440)	17,734	—
NY Harbor ULSD Heat Oil	(14)	12/2023	USD	(1,619,470)	17,673	—
NY Harbor ULSD Heat Oil	(7)	12/2023	USD	(809,735)	4,072	—
OMXS30 Index	(578)	12/2023	SEK	(129,183,000)	—	(302,582)
Palladium	(5)	03/2024	USD	(510,200)	25,029	—
Platinum	(19)	01/2024	USD	(889,105)	—	(3,163)
Primary Aluminum	(40)	12/2023	USD	(2,166,010)	35,674	—
Primary Aluminum	(179)	01/2024	USD	(9,747,669)	178,368	—
Primary Aluminum	(59)	03/2024	USD	(3,246,844)	24,214	—
RBOB Gasoline	(9)	12/2023	USD	(822,452)	—	(2,071)
Russell 2000 Index E-mini	(40)	12/2023	USD	(3,624,400)	—	(217,791)
S&P 500 Index E-mini	(93)	12/2023	USD	(21,281,888)	—	(1,303,654)
S&P/TSX 60 Index	(52)	12/2023	CAD	(12,686,960)	—	(112,790)
S&P/TSX 60 Index	(65)	12/2023	CAD	(15,858,700)	—	(114,384)
S&P/TSX 60 Index	(79)	12/2023	CAD	(19,274,420)	—	(253,167)
Silver	(9)	03/2024	USD	(1,154,700)	—	(75,262)
Soybean	(2)	01/2024	USD	(134,275)	481	—
Soybean	(15)	01/2024	USD	(1,007,063)	—	(17,302)
Soybean	(63)	01/2024	USD	(4,229,663)	—	(117,520)
Soybean	(211)	01/2024	USD	(14,166,013)	—	(298,765)
Soybean Meal	(102)	01/2024	USD	(4,324,800)	193,836	—
Soybean Oil	(13)	01/2024	USD	(407,628)	106	—
Soybean Oil	(23)	01/2024	USD	(721,188)	—	(25,847)
SPI 200 Index	(362)	12/2023	AUD	(64,200,700)	244,145	—
SPI 200 Index	(40)	12/2023	AUD	(7,094,000)	—	(70,915)
Sugar #11	(239)	02/2024	USD	(6,970,387)	393,969	—
Sugar #11	(126)	02/2024	USD	(3,674,765)	198,922	—
Thai SET50 Index	(895)	12/2023	THB	(152,436,400)	179,226	—
U.S. Long Bond	(17)	03/2024	USD	(1,979,438)	13,252	—
U.S. Long Bond	(141)	03/2024	USD	(16,417,688)	—	(113,175)
U.S. Treasury 10-Year Note	(61)	03/2024	USD	(6,697,609)	—	(63,007)
U.S. Treasury 10-Year Note	(1,938)	03/2024	USD	(212,786,344)	—	(1,899,085)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Short futures contracts (continued)

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(48)	03/2024	USD	(9,814,125)	—	(36,147)
U.S. Treasury Ultra Bond	(81)	03/2024	USD	(9,963,000)	—	(50,227)
U.S. Treasury Ultra Bond	(46)	03/2024	USD	(5,658,000)	—	(61,347)
Wheat	(184)	03/2024	USD	(5,501,600)	62,364	—
Wheat	(51)	03/2024	USD	(1,639,650)	21,879	—
Wheat	(48)	03/2024	USD	(1,543,200)	—	(3,617)
Wheat	(83)	03/2024	USD	(2,481,700)	—	(27,934)
Wheat	(178)	03/2024	USD	(5,322,200)	—	(243,041)
WTI Crude	(208)	12/2023	USD	(15,799,680)	943,660	—
WTI Crude	(16)	12/2023	USD	(1,215,360)	—	(3,643)
Zinc	(31)	12/2023	USD	(1,917,931)	40,265	—
Zinc	(23)	01/2024	USD	(1,420,394)	47,456	—
Zinc	(28)	03/2024	USD	(1,734,425)	30,626	—

Total					9,960,156	(9,410,406)

Call option contracts purchased

Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	20,000,000	20,000,000	3.00	12/01/2023	690,000	2
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	7,000,000	7,000,000	3.75	11/18/2024	186,200	202,218
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	65,000,000	65,000,000	3.50	12/12/2023	1,960,725	6,760
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	3.00	01/10/2024	853,750	2,690
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	3.60	01/11/2024	686,250	62,350
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	20,000,000	20,000,000	3.75	09/20/2024	600,000	516,910
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	4.00	11/06/2024	750,000	969,355
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	5,000,000	5,000,000	3.75	11/29/2024	158,500	158,500

Total							5,885,425	1,918,785

Cleared interest rate swap contracts

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SOFR	Fixed rate of 4.190%	Receives Quarterly, Pays SemiAnnually	Citi	12/20/2025	USD	59,100,000	(1)	—	—	—	(1)
Fixed rate of 4.000%	SOFR	Receives SemiAnnually, Pays Quarterly	Citi	06/19/2026	USD	60,600,000	—	—	—	—	—
Fixed rate of 0.000%	TONA	Receives Annually, Pays Annually	JPMorgan	12/20/2025	JPY	8,906,800,000	31,365	—	—	31,365	—
SOFR	Fixed rate of 4.190%	Receives Annually, Pays Annually	JPMorgan	12/20/2025	USD	75,000,000	(22,291)	—	—	—	(22,291)
Fixed rate of 5.500%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/11/2026	NZD	44,700,000	168,281	—	—	168,281	—
3-Month NZD Bank Bill	Fixed rate of 5.000%	Receives Quarterly, Pays SemiAnnually JPMorgan		03/11/2026	NZD	42,600,000	39,997	—	—	39,997	—
Fixed rate of 5.500%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/11/2026	NZD	300,000	(31)	—	—	—	(31)
Fixed rate of 4.500%	3-Month AUD BBSW	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/12/2026	AUD	120,900,000	314,680	—	—	314,680	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Cleared interest rate swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 4.000%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	JPMorgan	03/12/2026	AUD	48,100,000	(60,963)	—	—	—	(60,963)
Fixed rate of 4.500%	CORRA	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/18/2026	CAD	51,700,000	345,062	—	—	345,062	—
6-Month NOK NIBOR	Fixed rate of 5.000%	Receives SemiAnnually, Pays Annually	JPMorgan	03/18/2026	NOK	98,000,000	(105,389)	—	—	—	(105,389)
3-Month SEK STIBOR	Fixed rate of 3.500%	Receives Quarterly, Pays Annually	JPMorgan	03/18/2026	SEK	977,600,000	(730,945)	—	—	—	(730,945)
3-Month SEK STIBOR	Fixed rate of 4.000%	Receives Quarterly, Pays Annually	JPMorgan	03/18/2026	SEK	951,000,000	(991,574)	—	—	—	(991,574)
6-Month NOK NIBOR	Fixed rate of 4.500%	Receives SemiAnnually, Pays Annually	JPMorgan	03/18/2026	NOK	2,180,400,000	(1,958,169)	—	—	—	(1,958,169)
Fixed rate of 2.000%	SARON	Receives Annually, Pays Annually	JPMorgan	03/20/2026	CHF	109,200,000	1,621,252	—	—	1,621,252	—
Fixed rate of 1.500%	SARON	Receives Annually, Pays Annually	JPMorgan	03/20/2026	CHF	107,300,000	805,752	—	—	805,752	—
Fixed rate of 0.500%	TONA	Receives Annually, Pays Annually	JPMorgan	03/20/2026	JPY	38,380,000,000	415,911	—	—	415,911	—
Fixed rate of 5.250%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2026	GBP	52,000,000	330,084	—	—	330,084	—
Fixed rate of 4.750%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2026	GBP	17,600,000	106,751	—	—	106,751	—
SOFR	Fixed rate of 4.000%	Receives Annually, Pays Annually	JPMorgan	03/20/2026	USD	10,300,000	(32,558)	—	—	—	(32,558)
SOFR	Fixed rate of 3.500%	Receives Annually, Pays Annually	JPMorgan	03/20/2026	USD	161,900,000	(825,121)	—	—	—	(825,121)
6-Month EURIBOR	Fixed rate of 3.250%	Receives SemiAnnually, Pays Annually	JPMorgan	03/20/2026	EUR	210,800,000	(1,366,938)	—	—	—	(1,366,938)
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/10/2026	NZD	14,700,000	10,025	—	—	10,025	—
Fixed rate of 4.500%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/10/2026	NZD	3,100,000	(6,705)	—	—	—	(6,705)
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/10/2026	NZD	32,000,000	(50,887)	—	—	—	(50,887)
Fixed rate of 4.500%	3-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/11/2026	AUD	51,100,000	(67,978)	—	—	—	(67,978)
Fixed rate of 4.000%	CORRA	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/17/2026	CAD	200,000	599	—	—	599	—
3-Month SEK STIBOR	Fixed rate of 3.500%	Receives Quarterly, Pays Annually	JPMorgan	06/17/2026	SEK	1,000,000	(330)	—	—	—	(330)
6-Month NOK NIBOR	Fixed rate of 4.000%	Receives SemiAnnually, Pays Annually	JPMorgan	06/17/2026	NOK	5,000,000	(1,680)	—	—	—	(1,680)
Fixed rate of 5.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	06/19/2026	GBP	75,700,000	183,575	—	—	183,575	—
Fixed rate of 1.000%	SARON	Receives Annually, Pays Annually	JPMorgan	06/19/2026	CHF	2,400,000	4,425	—	—	4,425	—
Fixed rate of 0.500%	TONA	Receives Annually, Pays Annually	JPMorgan	06/19/2026	JPY	530,000,000	2,750	—	—	2,750	—
SOFR	Fixed rate of 4.000%	Receives Annually, Pays Annually	JPMorgan	06/19/2026	USD	17,000,000	2,646	—	—	2,646	—
Fixed rate of 1.500%	SARON	Receives Annually, Pays Annually	JPMorgan	06/19/2026	CHF	300,000	939	—	—	939	—
6-Month EURIBOR	Fixed rate of 3.250%	Receives SemiAnnually, Pays Annually	JPMorgan	06/19/2026	EUR	197,900,000	1	—	—	1	—
SOFR	Fixed rate of 4.000%	Receives Annually, Pays Annually	JPMorgan	06/19/2026	USD	5,100,000	(1,445)	—	—	—	(1,445)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Cleared interest rate swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.500%	TONA	Receives Annually, Pays Annually	JPMorgan	06/19/2026	JPY	7,213,900,000	(29,014)	—	—	—	(29,014)
Fixed rate of 1.000%	SARON	Receives Annually, Pays Annually	JPMorgan	06/19/2026	CHF	192,200,000	(51,910)	—	—	—	(51,910)
SOFR	Fixed rate of 3.630%	Receives Annually, Pays Annually	JPMorgan	12/20/2028	USD	300,000	2,956	—	—	2,956	—
Fixed rate of 0.500%	TONA	Receives Annually, Pays Annually	JPMorgan	12/20/2028	JPY	20,000,000	—	—	—	—	—
6-Month AUD BBSW	Fixed rate of 4.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/08/2029	AUD	100,000	(203)	—	—	—	(203)
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/14/2029	NZD	6,000,000	68,000	—	—	68,000	—
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/14/2029	NZD	400,000	(1,222)	—	—	—	(1,222)
CORRA	Fixed rate of 4.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/18/2029	CAD	400,000	(7,900)	—	—	—	(7,900)
Fixed rate of 3.000%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	03/20/2029	EUR	51,100,000	811,526	—	—	811,526	—
Fixed rate of 1.500%	SARON	Receives Annually, Pays Annually	JPMorgan	03/20/2029	CHF	1,100,000	22,558	—	—	22,558	—
TONA	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	JPY	20,000,000	282	—	—	282	—
TONA	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	JPY	130,000,000	(3,122)	—	—	—	(3,122)
SOFR	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	USD	2,200,000	(15,278)	—	—	—	(15,278)
SONIA	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	GBP	2,000,000	(39,060)	—	—	—	(39,060)
SOFR	Fixed rate of 3.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	USD	6,500,000	(91,549)	—	—	—	(91,549)
SONIA	Fixed rate of 4.750%	Receives Annually, Pays Annually	JPMorgan	03/20/2029	GBP	6,700,000	(132,815)	—	—	—	(132,815)
3-Month SEK STIBOR	Fixed rate of 3.500%	Receives Quarterly, Pays Annually	JPMorgan	03/21/2029	SEK	1,000,000	(2,694)	—	—	—	(2,694)
6-Month NOK NIBOR	Fixed rate of 4.500%	Receives SemiAnnually, Pays Annually	JPMorgan	03/21/2029	NOK	3,000,000	(8,768)	—	—	—	(8,768)
6-Month AUD BBSW	Fixed rate of 4.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/07/2029	AUD	800,000	2,651	—	—	2,651	—
6-Month AUD BBSW	Fixed rate of 4.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/07/2029	AUD	600,000	(2,089)	—	—	—	(2,089)
Fixed rate of 4.500%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/13/2029	NZD	100,000	(1,219)	—	—	—	(1,219)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 5.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/17/2029	CAD	600,000	—	—	—	—	—
SONIA	Fixed rate of 4.500%	Receives Annually, Pays Annually	JPMorgan	06/19/2029	GBP	200,000	914	—	—	914	—
Fixed rate of 1.000%	SARON	Receives Annually, Pays Annually	JPMorgan	06/19/2029	CHF	200,000	695	—	—	695	—
SOFR	Fixed rate of 3.750%	Receives Annually, Pays Annually	JPMorgan	06/19/2029	USD	100,000	32	—	—	32	—
TONA	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	06/19/2029	JPY	100,700,000	—	—	—	—	—
SOFR	Fixed rate of 3.750%	Receives Annually, Pays Annually	JPMorgan	06/19/2029	USD	200,000	(1,156)	—	—	—	(1,156)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Cleared interest rate swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SONIA	Fixed rate of 4.500%	Receives Annually, Pays Annually	JPMorgan	06/19/2029	GBP	300,000	(1,498)	—	—	—	(1,498)
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	06/20/2029	NOK	4,100,000	—	—	—	—	—
3-Month SEK STIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays Annually	JPMorgan	06/20/2029	SEK	4,000,000	—	—	—	—	—
Fixed rate of 3.480%	SOFR	Receives Annually, Pays Annually	JPMorgan	12/20/2033	USD	500,000	12,198	—	—	12,198	—
TONA	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	12/20/2033	JPY	332,200,000	6,823	—	—	6,823	—
TONA	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	12/20/2033	JPY	16,700,000	(1,797)	—	—	—	(1,797)
Fixed rate of 3.480%	SOFR	Receives Annually, Pays Annually	JPMorgan	12/20/2033	USD	2,500,000	(16,615)	—	—	—	(16,615)
TONA	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	12/20/2033	JPY	770,000,000	(63,804)	—	—	—	(63,804)
6-Month AUD BBSW	Fixed rate of 4.500%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/09/2034	AUD	6,600,000	47,748	—	—	47,748	—
6-Month AUD BBSW	Fixed rate of 5.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/09/2034	AUD	27,000,000	(433,382)	—	—	—	(433,382)
Fixed rate of 4.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	03/15/2034	NOK	345,000,000	1,153,039	—	—	1,153,039	—
Fixed rate of 3.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	03/15/2034	SEK	37,000,000	161,421	—	—	161,421	—
Fixed rate of 3.000%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	03/15/2034	SEK	82,000,000	123,623	—	—	123,623	—
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/15/2034	NZD	13,800,000	72,717	—	—	72,717	—
Fixed rate of 5.000%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	JPMorgan	03/15/2034	NZD	2,300,000	(6,761)	—	—	—	(6,761)
CORRA	Fixed rate of 4.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	03/18/2034	CAD	12,200,000	(302,051)	—	—	—	(302,051)
Fixed rate of 3.250%	SOFR	Receives Annually, Pays Annually	JPMorgan	03/20/2034	USD	33,000,000	1,057,872	—	—	1,057,872	—
Fixed rate of 3.000%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	03/20/2034	EUR	36,100,000	900,528	—	—	900,528	—
Fixed rate of 1.500%	SARON	Receives Annually, Pays Annually	JPMorgan	03/20/2034	CHF	800,000	26,173	—	—	26,173	—
SONIA	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	GBP	700,000	9,113	—	—	9,113	—
SOFR	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	USD	2,100,000	(16,896)	—	—	—	(16,896)
SONIA	Fixed rate of 4.000%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	GBP	3,400,000	(119,027)	—	—	—	(119,027)
SONIA	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	GBP	9,800,000	(253,674)	—	—	—	(253,674)
TONA	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	JPY	8,460,000,000	(540,728)	—	—	—	(540,728)
SARON	Fixed rate of 2.000%	Receives Annually, Pays Annually	JPMorgan	03/20/2034	CHF	25,300,000	(1,470,831)	—	—	—	(1,470,831)
3-Month NZD Bank Bill	Fixed rate of 5.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	06/14/2034	NZD	400,000	—	—	—	—	—
CORRA	Fixed rate of 5.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/17/2034	CAD	1,000,000	—	—	—	—	—
Fixed rate of 3.750%	SOFR	Receives Annually, Pays Annually	JPMorgan	06/19/2034	USD	13,100,000	70,931	—	—	70,931	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Cleared interest rate swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SONIA	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	06/19/2034	GBP	100,000	860	—	—	860	—
Fixed rate of 3.000%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	06/19/2034	EUR	44,400,000	—	—	—	—	—
TONA	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	06/19/2034	JPY	2,240,400,000	—	—	—	—	—
SARON	Fixed rate of 1.500%	Receives Annually, Pays Annually	JPMorgan	06/19/2034	CHF	26,500,000	—	—	—	—	—
Fixed rate of 3.750%	SOFR	Receives Annually, Pays Annually	JPMorgan	06/19/2034	USD	1,400,000	(2,844)	—	—	—	(2,844)
SONIA	Fixed rate of 4.250%	Receives Annually, Pays Annually	JPMorgan	06/19/2034	GBP	13,800,000	(100,622)	—	—	—	(100,622)
3-Month SEK STIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays Annually	JPMorgan	06/21/2034	SEK	4,100,000	—	—	—	—	—
6-Month NOK NIBOR	Fixed rate of 3.500%	Receives SemiAnnually, Pays Annually	JPMorgan	06/21/2034	NOK	7,100,000	—	—	—	—	—
Fixed rate of 5.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	08/06/2034	AUD	2,900,000	(20,105)	—	—	—	(20,105)
Fixed rate of 4.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2054	GBP	2,300,000	79,655	—	—	79,655	—
Fixed rate of 3.000%	SOFR	Receives Annually, Pays Annually	JPMorgan	03/20/2054	USD	1,600,000	34,112	—	—	34,112	—
Fixed rate of 4.000%	SOFR	Receives SemiAnnually, Pays Annually	JPMorgan	03/20/2054	USD	1,700,000	28,260	—	—	28,260	—
Fixed rate of 3.750%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2054	GBP	1,800,000	9,746	—	—	9,746	—
Fixed rate of 3.750%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2054	GBP	500,000	(1,611)	—	—	—	(1,611)
Fixed rate of 4.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	03/20/2054	GBP	1,100,000	(20,106)	—	—	—	(20,106)
6-Month EURIBOR	Fixed rate of 2.500%	Receives SemiAnnually, Pays Annually	JPMorgan	03/20/2054	EUR	11,000,000	(495,250)	—	—	—	(495,250)
Fixed rate of 4.000%	SONIA	Receives Annually, Pays Annually	JPMorgan	06/19/2054	GBP	200,000	(228)	—	—	—	(228)
Fixed rate of 4.668%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	09/05/2033	NZD	5,100,000	(48,396)	—	—	—	(48,396)
Fixed rate of 5.223%	3-Month NZD Bank Bill	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	11/03/2033	NZD	43,800,000	805,118	—	—	805,118	—
3-Month SEK STIBOR	Fixed rate of 3.397%	Receives Quarterly, Pays Annually	Morgan Stanley	11/03/2033	SEK	48,000,000	(189,450)	—	—	—	(189,450)

Total							(823,034)	—	—	9,893,646	(10,716,680)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Credit default swap contracts - sell protection

Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	17.069	USD	500,000	(149,613)	250	—	(95,342)	—	(54,021)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	17.069	USD	1,200,000	(359,072)	600	—	(268,112)	—	(90,360)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	17.069	USD	2,000,000	(598,452)	1,000	—	(303,741)	—	(293,711)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	17.069	USD	3,500,000	(1,047,291)	1,750	—	(631,693)	—	(413,848)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	17.069	USD	5,000,000	(1,496,130)	2,500	—	(925,226)	—	(568,404)

Total								(3,650,558)	6,100	—	(2,224,114)	—	(1,420,344)

*

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSCI Italy Net Return EUR Index	1-Month EURIBOR minus 0.002%	Monthly	JPMorgan	12/20/2023	EUR	7,232,247	142,686	(12,437)	—	—	130,249	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	4,217,598	65,692	4,738	—	—	70,430	—
Total return on MSCI Italy Net Return EUR Index	ESTR minus 0.002%	Monthly	JPMorgan	12/20/2023	EUR	1,129,538	22,285	(769)	—	—	21,516	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	597,229	9,303	541	—	—	9,844	—
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.002%	Monthly	JPMorgan	12/20/2023	EUR	331,234	8,380	(155)	—	—	8,225	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	480,954	7,491	436	—	—	7,927	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Total return swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	465,098	7,244	523	—	—	7,767	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	465,098	7,244	430	—	—	7,674	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	459,149	6,665	424	—	—	7,089	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	412,246	6,421	463	—	—	6,884	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	412,246	6,421	463	—	—	6,884	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	417,532	6,504	378	—	—	6,882	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	391,106	6,092	354	—	—	6,446	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	385,820	6,009	350	—	—	6,359	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	437,600	6,031	299	—	—	6,330	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	375,250	5,844	422	—	—	6,266	—
ESTR minus 0.003%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	12/20/2023	EUR	6,503,353	(6,801)	12,722	—	—	5,921	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	343,539	5,351	386	—	—	5,737	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Total return swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSCI Italy Net Return EUR Index	ESTR minus 0.002%	Monthly	JPMorgan	12/20/2023	EUR	252,137	4,974	(400)	—	—	4,574	—
Total return on MSCI Brazil Net Return BRL Index	Overnight BRL CDI plus 0.003%	Monthly	JPMorgan	12/20/2023	BRL	909,700	4,560	(841)	—	—	3,719	—
Total return on MSCI Brazil Net Return BRL Index	Overnight BRL CDI plus 0.003%	Monthly	JPMorgan	12/20/2023	BRL	582,104	3,741	(497)	—	—	3,244	—
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.002%	Monthly	JPMorgan	12/20/2023	EUR	359,486	2,915	(42)	—	—	2,873	—
ESTR minus 0.003%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	12/20/2023	EUR	2,765,860	(2,892)	4,895	—	—	2,003	—
SORA minus 0.004%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	12/20/2023	SGD	141,691	1,467	75	—	—	1,542	—
ESTR minus 0.003%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	12/20/2023	EUR	686,651	(718)	1,215	—	—	497	—
ESTR minus 0.003%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	12/20/2023	EUR	420,155	(440)	744	—	—	304	—
ESTR minus 0.003%	Total return on MSCI Netherlands Net Return EUR Index	Monthly	JPMorgan	12/20/2023	EUR	160,591	(168)	284	—	—	116	—
1-Month PLN WIBOR minus 0.004%	Total return on MSCI Poland Net Return PLN Index	Monthly	JPMorgan	12/20/2023	PLN	628,927	(376)	332	—	—	—	(44)
1-Month PLN WIBOR minus 0.004%	Total return on MSCI Poland Net Return PLN Index	Monthly	JPMorgan	12/20/2023	PLN	460,725	(276)	207	—	—	—	(69)
1-Month ZAR JIBAR plus 0.002%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	12/20/2023	ZAR	2,180,997	(991)	419	—	—	—	(572)
1-Month ZAR JIBAR plus 0.002%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	12/20/2023	ZAR	2,187,048	(994)	420	—	—	—	(574)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Total return swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return MSCI Japan Net Return JPY Index	TONA plus 0.001%	Monthly	JPMorgan	12/20/2023	JPY	129,651,606	(999)	6	—	—	—	(993)
1-Month ZAR JIBAR plus 0.002% Net Return ZAR Index	Total return on MSCI South Africa	Monthly	JPMorgan	12/20/2023	ZAR	3,955,326	(1,797)	760	—	—	—	(1,037)
1-Month ZAR JIBAR plus 0.002% Net Return ZAR Index	Total return on MSCI South Africa	Monthly	JPMorgan	12/20/2023	ZAR	4,151,398	(1,887)	798	—	—	—	(1,089)
1-Month ZAR JIBAR plus 0.002% Net Return ZAR Index	Total return on MSCI South Africa	Monthly	JPMorgan	12/20/2023	ZAR	4,515,704	(2,052)	868	—	—	—	(1,184)
1-Month ZAR JIBAR plus 0.002% Net Return ZAR Index	Total return on MSCI South Africa	Monthly	JPMorgan	12/20/2023	ZAR	4,513,283	(2,051)	867	—	—	—	(1,184)
1-Month ZAR JIBAR plus 0.002% Net Return ZAR Index	Total return on MSCI South Africa	Monthly	JPMorgan	12/20/2023	ZAR	5,298,781	(2,409)	1,002	—	—	—	(1,407)
1-Month CAD Canada Bankers’ Acceptances minus 0.011%	Total return on MSCI Canada Net Return CAD Index	Monthly	JPMorgan	12/20/2023	CAD	307,988	(2,581)	423	—	—	—	(2,158)
1-Month ZAR JIBAR plus 0.002%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	12/20/2023	ZAR	12,978,261	(5,899)	2,464	—	—	—	(3,435)
Total return on MSCI Japan Net Return JPY Index	TONA plus 0.001%	Monthly	JPMorgan	12/20/2023	JPY	464,285,033	(3,576)	17	—	—	—	(3,559)
1-Month ZAR JIBAR plus 0.002%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	12/20/2023	ZAR	5,054,010	(6,715)	971	—	—	—	(5,744)
1-Month SEK STIBOR minus 0.006%	Total return on MSCI Sweden Net Return SEK Index	Monthly	JPMorgan	12/20/2023	SEK	5,502,420	(8,329)	679	—	—	—	(7,650)
1-Month SEK STIBOR minus 0.006%	Total return on MSCI Sweden Net Return SEK Index	Monthly	JPMorgan	12/20/2023	SEK	5,731,688	(8,677)	782	—	—	—	(7,895)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Total return swap contracts (continued)

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month SEK STIBOR minus 0.006%	Total return on MSCI Sweden Net Return SEK Index	Monthly	JPMorgan	12/20/2023	SEK	5,617,054	(8,502)	594	—	—	—	(7,908)
1-Month CAD Canada Bankers’ Acceptances minus 0.011%	Total return on MSCI Canada Net Return CAD Index	Monthly	JPMorgan	12/20/2023	CAD	1,567,117	(13,128)	1,670	—	—	—	(11,458)

Total							261,062	28,280	—	—	347,302	(57,960)

Total return swap contracts on futures

Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/ Unrealized appreciation ($)	Value/ Unrealized depreciation ($)
DTOP Index Dec 2023	Goldman Sachs International	12/2023	ZAR	774,960	—	—	—	(3,335)
TAIEX Index Dec 2023	Goldman Sachs International	12/2023	TWD	306,116,800	—	—	256,890	—
WIG 20 Index Dec 2023	Goldman Sachs International	12/2023	PLN	(710,720)	—	—	—	(4,258)
Ibovespa Index Dec 2023	Morgan Stanley International	12/2023	BRL	69,021,720	—	—	500,574	—
Ibovespa Index Dec 2023	Morgan Stanley International	12/2023	BRL	(766,908)	—	—	—	(12,141)
KOSPI 200 Index Dec 2023	Morgan Stanley International	12/2023	KRW	9,835,349,985	—	—	312,264	—
KOSPI 200 Index Dec 2023	Morgan Stanley International	12/2023	KRW	6,359,062,497	—	—	—	(12,995)
Swiss Market Index Dec 2023	Morgan Stanley International	12/2023	CHF	(6,088,320)	—	—	132,052	—
Swiss Market Index Dec 2023	Morgan Stanley International	12/2023	CHF	(10,110,960)	—	—	—	(160,442)

Total					—	—	1,201,780	(193,171)

*

If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end

Reference index		Reference rate
1-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	5.162%
1-Month EURIBOR	Euro Interbank Offered Rate	3.868%
1-Month PLN WIBOR	Warsaw Interbank Offer Rate	5.830%
1-Month SEK STIBOR	Stockholm Interbank Offered Rate	4.024%
1-Month ZAR JIBAR	Johannesburg Interbank Average Rate	8.267%
3-Month AUD BBSW	Bank Bill Swap Rate	4.367%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	5.208%
3-Month NZD Bank Bill	Bank Bill Rate	5.625%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	4.050%
6-Month AUD BBSW	Bank Bill Swap Rate	4.585%

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Reference index and values for swap contracts as of period end (continued)

Reference index		Reference rate
6-Month EURIBOR	Euro Interbank Offered Rate	4.029%
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	4.900%
ESTR	Euro Short Term Rate	3.891%
CORRA	Canadian Overnight Repo Rate Average	5.020%
Overnight BRL CDI	Interbank Certificate of Deposit	0.045%
SARON	Swiss Average Rate Overnight	1.702%
SOFR	Secured Overnight Financing Rate	5.330%
SONIA	Sterling Overnight Index Average	5.188%
SORA	Singapore Overnight Rate Average	3.511%
TONA	Tokyo Overnight Average Rate	(0.022%)

Notes to Consolidated Portfolio of Investments

(a)

Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2023, the total value of these securities amounted to $133,961,723, which represents 22.33% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2023.
(c)

Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of November 30, 2023 and is not reflective of the cash flow payments.

(d)	Valuation based on significant unobservable inputs.
(e)

Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2023, the total value of these securities amounted to $6,428,468, which represents 1.07% of total net assets.

(f)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2023.

(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security in default.
(i)	Represents a security purchased on a when-issued basis.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2023.
(l)

As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.605%	305,372,644	337,141,822	(383,300,676)	87,402	259,301,192	4,471	8,067,769	259,353,063

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

Fair value measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Fair value measurements (continued)

The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2023:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	22,391,886	2,647,209	25,039,095
Commercial Mortgage-Backed Securities - Agency	—	372,141	—	372,141
Commercial Mortgage-Backed Securities - Non-Agency	—	10,684,714	—	10,684,714
Residential Mortgage-Backed Securities - Agency	—	259,731,346	—	259,731,346
Residential Mortgage-Backed Securities - Non-Agency	—	90,571,732	9,478,752	100,050,484
Treasury Bills	—	103,114,713	—	103,114,713
Call Option Contracts Purchased	—	1,918,785	—	1,918,785
Money Market Funds	259,301,192	—	—	259,301,192

Total Investments in Securities	259,301,192	488,785,317	12,125,961	760,212,470

Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	37,012,027	—	37,012,027
Futures Contracts	17,649,472	—	—	17,649,472
Swap Contracts	—	11,442,728	—	11,442,728
Liability
Forward Foreign Currency Exchange Contracts	—	(41,313,522)	—	(41,313,522)
Futures Contracts	(17,695,950)	—	—	(17,695,950)
Swap Contracts	—	(12,388,155)	—	(12,388,155)

Total	259,254,714	483,538,395	12,125,961	754,919,070

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Balance as of 05/31/2023 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2023 ($)
Asset-Backed Securities — Non-Agency	3,583,903	(6,104,417)	—	5,655,605	—	(487,882)	—	—	2,647,209
Residential Mortgage-Backed Securities — Non-Agency	11,685,826	112,585	127	171,248	917,266	(3,408,300)	—	—	9,478,752

Total	15,269,729	(5,991,832)	127	5,826,853	917,266	(3,896,182)	—	—	12,125,961

(a)

Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2023 was $5,734,525 which is comprised of Asset-Backed Securities — Non-Agency of $5,655,410 and Residential Mortgage-Backed Securities — Non-Agency of $79,115.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $514,357,356)	$498,992,493
Affiliated issuers (cost $259,264,287)	259,301,192
Option contracts purchased (cost $5,885,425)	1,918,785
Cash	1,553,821
Foreign currency (cost $5,899,422)	5,921,124
Cash collateral held at broker for:
Forward foreign currency exchange contracts	6,760,000
Swap contracts	11,614,000
Margin deposits on:
Futures contracts	39,315,685
Swap contracts	7,921,599
Unrealized appreciation on forward foreign currency exchange contracts	37,012,027
Unrealized appreciation on swap contracts	1,549,082
Receivable for:
Investments sold	7,247,192
Investments sold on a delayed delivery basis	12,914,063
Capital shares sold	63,692
Dividends	1,217,690
Interest	945,449
Variation margin for futures contracts	5,748,311
Variation margin for swap contracts	6,275,575
Trustees’ fees	67,982
Expense reimbursement due from Investment Manager	15,939
Prepaid expenses	7,279

Total assets	906,362,980

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	41,313,522
Unrealized depreciation on swap contracts	1,671,475
Upfront receipts on swap contracts	2,224,114
Cash collateral due to broker for:
Swap contracts	480,000
Payable for:
Investments purchased	9,723,323
Investments purchased on a delayed delivery basis	234,847,870
Capital shares redeemed	2,418,758
Variation margin for futures contracts	5,560,854
Variation margin for swap contracts	7,918,660
Management services fees	15,935
Distribution and/or service fees	188
Transfer agent fees	76,024
Trustees’ fees	92,399
Compensation of chief compliance officer	69
Other expenses	116,026
Other liabilities	10,723

Total liabilities	306,469,940

Net assets applicable to outstanding capital stock	$599,893,040

Represented by
Paid in capital	738,324,341
Total distributable earnings (loss)	(138,431,301)

Total - representing net assets applicable to outstanding capital stock	$599,893,040

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	35

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

November 30, 2023 (Unaudited)

Class A
Net assets	$4,777,771
Shares outstanding	169,178
Net asset value per share	$28.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.96
Advisor Class
Net assets	$1,501,468
Shares outstanding	52,411
Net asset value per share	$28.65
Class C
Net assets	$5,616,157
Shares outstanding	207,466
Net asset value per share	$27.07
Institutional Class
Net assets	$587,545,139
Shares outstanding	20,556,996
Net asset value per share	$28.58
Institutional 2 Class
Net assets	$438,329
Shares outstanding	15,257
Net asset value per share	$28.73
Institutional 3 Class
Net assets	$7,210
Shares outstanding	250
Net asset value per share	$28.84
Class R
Net assets	$6,966
Shares outstanding	250
Net asset value per share	$27.86

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

36	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$8,067,769
Interest	12,581,923
Interfund lending	1,345

Total income	20,651,037

Expenses:
Management services fees	3,348,248
Distribution and/or service fees
Class A	6,021
Class C	28,612
Class R	17
Transfer agent fees
Class A	3,086
Advisor Class	909
Class C	3,666
Institutional Class	439,544
Institutional 2 Class	153
Institutional 3 Class	1
Class R	4
Trustees’ fees	11,988
Custodian fees	56,075
Printing and postage fees	40,850
Registration fees	66,022
Accounting services fees	25,851
Legal fees	11,179
Interest on collateral	168,941
Compensation of chief compliance officer	69
Other	18,704

Total expenses	4,229,940

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(475,524)
Expense reduction	(20)

Total net expenses	3,754,396

Net investment income	16,896,641

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(16,708,910)
Investments — affiliated issuers	4,471
Foreign currency translations	(4,629,427)
Forward foreign currency exchange contracts	(4,049,057)
Futures contracts	18,282,836
Option contracts purchased	(4,273,875)
Option contracts written	(988,475)
Swap contracts	3,202,183

Net realized loss	(9,160,254)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,286,553
Investments — affiliated issuers	87,402
Foreign currency translations	516,318
Forward foreign currency exchange contracts	2,185,206
Futures contracts	1,897,846
Option contracts purchased	(1,561,418)
Option contracts written	77,135
Swap contracts	1,330,317

Net change in unrealized appreciation (depreciation)	12,819,359

Net realized and unrealized gain	3,659,105

Net increase in net assets resulting from operations	$20,555,746

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	37

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Operations
Net investment income	$16,896,641	$25,683,977
Net realized loss	(9,160,254)	(1,713,693)
Net change in unrealized appreciation (depreciation)	12,819,359	(32,503,543)

Net increase (decrease) in net assets resulting from operations	20,555,746	(8,533,259)

Distributions to shareholders
Net investment income and net realized gains
Class A	—	(26,674)
Advisor Class	—	(11,736)
Institutional Class	—	(5,902,262)
Institutional 2 Class	—	(4,687)
Institutional 3 Class	—	(63)
Class R	—	(21)

Total distributions to shareholders	—	(5,945,443)

Decrease in net assets from capital stock activity	(159,566,499)	(53,236,488)

Total decrease in net assets	(139,010,753)	(67,715,190)

Net assets at beginning of period	738,903,793	806,618,983

Net assets at end of period	$599,893,040	$738,903,793

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

38	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2023 (Unaudited)		Year Ended May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	5,481	153,199	135,677	3,821,407
Distributions reinvested	—	—	956	26,635
Shares redeemed	(17,667)	(491,503)	(31,633)	(886,353)

Net increase (decrease)	(12,186)	(338,304)	105,000	2,961,689

Advisor Class
Shares sold	9,353	269,971	44,369	1,270,112
Distributions reinvested	—	—	414	11,680
Shares redeemed	(9,037)	(257,510)	(3,897)	(110,606)

Net increase	316	12,461	40,886	1,171,186

Class C
Shares sold	37,992	1,017,973	246,693	6,652,400
Shares redeemed	(64,874)	(1,732,820)	(489,109)	(13,101,135)

Net decrease	(26,882)	(714,847)	(242,416)	(6,448,735)

Institutional Class
Shares sold	835,657	23,652,883	5,650,727	159,865,346
Distributions reinvested	—	—	209,871	5,901,570
Shares redeemed	(6,431,904)	(182,178,735)	(7,644,047)	(216,457,033)

Net decrease	(5,596,247)	(158,525,852)	(1,783,449)	(50,690,117)

Institutional 2 Class
Shares sold	2	43	—	—
Distributions reinvested	—	—	164	4,627
Shares redeemed	—	—	(8,284)	(235,138)

Net increase (decrease)	2	43	(8,120)	(230,511)

Total net decrease	(5,634,997)	(159,566,499)	(1,888,099)	(53,236,488)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	39

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2023 (Unaudited)	$27.46	0.64	0.14	0.78	—	—
Year Ended 5/31/2023	$28.00	0.98	(1.36)	(0.38)	(0.16)	(0.16)
Year Ended 5/31/2022	$29.65	0.47	(1.52)	(1.05)	(0.60)	(0.60)
Year Ended 5/31/2021(e)	$27.84	0.19	1.62	1.81	—	—
Year Ended 5/31/2020(e)	$29.79	0.28	(2.23)	(1.95)	—	—
Year Ended 5/31/2019(e)	$34.63	0.32	(5.16)	(4.84)	—	—
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$27.82	0.69	0.14	0.83	—	—
Year Ended 5/31/2023	$28.35	1.14	(1.45)	(0.31)	(0.22)	(0.22)
Year Ended 5/31/2022	$30.03	0.20	(1.21)	(1.01)	(0.67)	(0.67)
Year Ended 5/31/2021(e)	$28.12	0.28	1.63	1.91	—	—
Year Ended 5/31/2020(e)	$30.01	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019(e)	$34.78	0.36	(5.13)	(4.77)	—	—
Class C
Six Months Ended 11/30/2023 (Unaudited)	$26.42	0.52	0.13	0.65	—	—
Year Ended 5/31/2023	$26.99	0.50	(1.07)	(0.57)	—	—
Year Ended 5/31/2022	$28.59	6.57	(7.80)	(1.23)	(0.37)	(0.37)
Year Ended 5/31/2021(e)	$27.05	(0.04)	1.58	1.54	—	—
Year Ended 5/31/2020(e)	$29.16	0.04	(2.15)	(2.11)	—	—
Year Ended 5/31/2019(e)	$34.15	0.08	(5.07)	(4.99)	—	—
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$27.75	0.69	0.14	0.83	—	—
Year Ended 5/31/2023	$28.30	0.93	(1.25)	(0.32)	(0.23)	(0.23)
Year Ended 5/31/2022	$29.97	0.34	(1.34)	(1.00)	(0.67)	(0.67)
Year Ended 5/31/2021(e)	$28.07	0.28	1.62	1.90	—	—
Year Ended 5/31/2020(e)	$29.96	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019(e)	$34.73	0.40	(5.17)	(4.77)	—	—
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$27.89	0.70	0.14	0.84	—	—
Year Ended 5/31/2023	$28.44	0.89	(1.20)	(0.31)	(0.24)	(0.24)
Year Ended 5/31/2022	$30.12	0.33	(1.33)	(1.00)	(0.68)	(0.68)
Year Ended 5/31/2021(e)	$28.19	0.34	1.59	1.93	—	—
Year Ended 5/31/2020(e)	$30.07	0.40	(2.28)	(1.88)	—	—
Year Ended 5/31/2019(e)	$34.84	0.44	(5.21)	(4.77)	—	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

40	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2023 (Unaudited)	$28.24	2.84%	1.46	%(c)	1.32	%(c),(d)	4.59%	346%	$4,778
Year Ended 5/31/2023	$27.46	(1.38%)	1.46	%(c)	1.32	%(c),(d)	3.54%	660%	$4,980
Year Ended 5/31/2022	$28.00	(3.54%)	1.42	%(c)	1.30	%(c),(d)	1.62%	352%	$2,138
Year Ended 5/31/2021(e)	$29.65	6.50%	1.40	%(c),(f)	1.27	%(c),(f)	0.66%	555%	$1,739
Year Ended 5/31/2020(e)	$27.84	(6.58%)	1.42	%(c),(f)	1.25	%(c),(f)	0.94%	789%	$2,125
Year Ended 5/31/2019(e)	$29.79	(13.97%)	1.45	%(c)	1.24	%(c)	0.98%	0%	$3,103
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$28.65	2.98%	1.21	%(c)	1.07	%(c),(d)	4.84%	346%	$1,501
Year Ended 5/31/2023	$27.82	(1.09%)	1.22	%(c)	1.07	%(c),(d)	4.05%	660%	$1,449
Year Ended 5/31/2022	$28.35	(3.34%)	1.16	%(c)	1.05	%(c),(d)	0.66%	352%	$318
Year Ended 5/31/2021(e)	$30.03	6.79%	1.16	%(c),(f)	1.02	%(c),(f)	0.97%	555%	$226
Year Ended 5/31/2020(e)	$28.12	(6.27%)	1.17	%(c),(f)	0.99	%(c),(f)	1.15%	789%	$133
Year Ended 5/31/2019(e)	$30.01	(13.79%)	1.20	%(c)	1.01	%(c)	1.07%	0%	$216
Class C
Six Months Ended 11/30/2023 (Unaudited)	$27.07	2.46%	2.21	%(c)	2.07	%(c),(d)	3.84%	346%	$5,616
Year Ended 5/31/2023	$26.42	(2.11%)	2.19	%(c)	2.06	%(c),(d)	1.84%	660%	$6,191
Year Ended 5/31/2022	$26.99	(4.29%)	2.17	%(c)	2.06	%(c),(d)	24.79%	352%	$12,869
Year Ended 5/31/2021(e)	$28.59	5.73%	2.15	%(c),(f)	2.02	%(c),(f)	(0.14%)	555%	$114
Year Ended 5/31/2020(e)	$27.05	(7.27%)	2.17	%(c),(f)	1.99	%(c),(f)	0.21%	789%	$220
Year Ended 5/31/2019(e)	$29.16	(14.64%)	2.20	%(c)	1.99	%(c)	0.22%	0%	$493
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$28.58	2.99%	1.20	%(c)	1.07	%(c),(d)	4.86%	346%	$587,545
Year Ended 5/31/2023	$27.75	(1.15%)	1.20	%(c)	1.06	%(c),(d)	3.29%	660%	$725,845
Year Ended 5/31/2022	$28.30	(3.32%)	1.17	%(c)	1.05	%(c),(d)	1.15%	352%	$790,615
Year Ended 5/31/2021(e)	$29.97	6.73%	1.16	%(c),(f)	1.02	%(c),(f)	0.95%	555%	$806,627
Year Ended 5/31/2020(e)	$28.07	(6.28%)	1.17	%(c),(f)	1.00	%(c),(f)	1.17%	789%	$614,500
Year Ended 5/31/2019(e)	$29.96	(13.71%)	1.20	%(c)	0.99	%(c)	1.23%	0%	$587,203
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$28.73	3.01%	1.15	%(c)	1.01	%(c)	4.90%	346%	$438
Year Ended 5/31/2023	$27.89	(1.11%)	1.13	%(c)	1.02	%(c)	3.12%	660%	$425
Year Ended 5/31/2022	$28.44	(3.29%)	1.12	%(c)	1.01	%(c)	1.11%	352%	$665
Year Ended 5/31/2021(e)	$30.12	6.81%	1.11	%(c),(f)	0.98	%(c),(f)	1.14%	555%	$876
Year Ended 5/31/2020(e)	$28.19	(6.25%)	1.10	%(c),(f)	0.92	%(c),(f)	1.28%	789%	$124
Year Ended 5/31/2019(e)	$30.07	(13.66%)	1.11	%(c)	0.90	%(c)	1.32%	0%	$667

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	41

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$27.99	0.71	0.14	0.85	—	—
Year Ended 5/31/2023	$28.54	0.98	(1.28)	(0.30)	(0.25)	(0.25)
Year Ended 5/31/2022	$30.22	0.39	(1.37)	(0.98)	(0.70)	(0.70)
Year Ended 5/31/2021(e)	$28.27	0.23	1.72	1.95	—	—
Year Ended 5/31/2020(e)	$30.14	0.36	(2.23)	(1.87)	—	—
Year Ended 5/31/2019(e)	$34.89	0.44	(5.19)	(4.75)	—	—
Class R
Six Months Ended 11/30/2023 (Unaudited)	$27.12	0.60	0.14	0.74	—	—
Year Ended 5/31/2023	$27.65	0.79	(1.23)	(0.44)	(0.09)	(0.09)
Year Ended 5/31/2022	$29.30	0.21	(1.33)	(1.12)	(0.53)	(0.53)
Year Ended 5/31/2021(e)	$27.57	0.13	1.60	1.73	—	—
Year Ended 5/31/2020(e)	$29.56	0.20	(2.19)	(1.99)	—	—
Year Ended 5/31/2019(e)	$34.44	0.24	(5.12)	(4.88)	—	—

Notes to Consolidated Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2023	5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.05%	0.05%	0.04%	0.01%	0.01%	0.02%
Advisor Class	0.05%	0.05%	0.04%	0.01%	0.01%	0.02%
Class C	0.05%	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional Class	0.05%	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional 2 Class	0.05%	0.04%	0.04%	0.01%	0.01%	0.02%
Institutional 3 Class	0.05%	0.04%	0.04%	less than 0.01%	0.01%	0.02%
Class R	0.05%	0.04%	0.04%	0.01%	0.01%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Ratios include line of credit interest expense which is less than 0.01%.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

42	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$28.84	3.04%	1.09	%(c)	0.96	%(c)	4.95%	346%	$7
Year Ended 5/31/2023	$27.99	(1.05%)	1.08	%(c)	0.97	%(c)	3.43%	660%	$7
Year Ended 5/31/2022	$28.54	(3.21%)	1.07	%(c)	0.96	%(c)	1.32%	352%	$7
Year Ended 5/31/2021(e)	$30.22	6.86%	1.03	%(c),(f)	0.90	%(c),(f)	0.79%	555%	$8
Year Ended 5/31/2020(e)	$28.27	(6.11%)	1.05	%(c),(f)	0.88	%(c),(f)	1.30%	789%	$14,960
Year Ended 5/31/2019(e)	$30.14	(13.65%)	1.06	%(c)	0.84	%(c)	1.38%	0%	$17,670
Class R
Six Months Ended 11/30/2023 (Unaudited)	$27.86	2.73%	1.67	%(c)	1.55	%(c),(d)	4.36%	346%	$7
Year Ended 5/31/2023	$27.12	(1.61%)	1.66	%(c)	1.55	%(c),(d)	2.85%	660%	$7
Year Ended 5/31/2022	$27.65	(3.83%)	1.66	%(c)	1.55	%(c),(d)	0.74%	352%	$7
Year Ended 5/31/2021(e)	$29.30	6.31%	1.63	%(c),(f)	1.51	%(c),(f)	0.45%	555%	$7
Year Ended 5/31/2020(e)	$27.57	(6.77%)	1.63	%(c),(f)	1.47	%(c),(f)	0.71%	789%	$7
Year Ended 5/31/2019(e)	$29.56	(14.17%)	1.69	%(c)	1.48	%(c)	0.75%	0%	$7

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2023 (Unaudited)

Note 1. Organization

Columbia Multi Strategy Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for consolidation

CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At November 30, 2023, the Subsidiary financial statement information is as follows:

	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	1.50%	6.71%	2.08%
Net assets	$9,028,151	$40,256,071	$12,484,935
Net investment income (loss)	197,358	928,131	497,852
Net realized gain (loss)	4,916,588	1,171,721	5,055,260
Net change in unrealized appreciation (depreciation)	4,204,512	(2,800,639)	(2,001,661)

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.

As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.

The Fund’s Board of Trustees approved a proposal to liquidate Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund. Effective on March 11, 2024, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund will be closed to new and existing investors and effective on April 19, 2024, Institutional 2 Class, Institutional 3 Class and Class R shares of the Fund will be liquidated. For federal tax purposes, these liquidations will be treated as redemptions of fund shares.

44	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.

Foreign currency transactions and translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative instruments

The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA

46	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to recover an underweight country exposure in its portfolio and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to the commodities market and to generate total return

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Interest rate swaption contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.

48	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.

Swap contracts

Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.

Credit default swap contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest rate and inflation rate swap contracts

The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Total return swap contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2023:

	Asset derivatives

Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	5,006,409	*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,549,082	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	37,012,027
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,267,294	*
Interest rate risk	Investments, at value — Option contracts purchased	1,918,785
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	9,893,646	*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	11,375,769	*
Total		68,023,012

	Liability derivatives

Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,420,344	*
Credit risk	Upfront receipts on swap contracts	2,224,114
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,843,218	*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	251,131	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	41,313,522
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,920,876	*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	10,716,680	*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,931,856	*
Total		73,621,741

*

Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2023:

Amount of realized gain (loss) on derivatives recognized in income

Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	11,106,056	—	—	—	11,106,056
Credit risk	—	—	—	—	145,790	145,790
Equity risk	—	(1,484,981)	—	—	1,211,749	(273,232)
Foreign exchange risk	(4,049,057)	—	—	—	—	(4,049,057)
Interest rate risk	—	8,661,761	(4,273,875)	(988,475)	1,844,644	5,244,055

Total	(4,049,057)	18,282,836	(4,273,875)	(988,475)	3,202,183	12,173,612

Change in unrealized appreciation (depreciation) on derivatives recognized in income

Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(484,752)	—	—	—	(484,752)
Credit risk	—	—	—	—	360,236	360,236
Equity risk	—	5,423,114	—	—	2,079,379	7,502,493
Foreign exchange risk	2,185,206	—	—	—	—	2,185,206
Interest rate risk	—	(3,040,516)	(1,561,418)	77,135	(1,109,298)	(5,634,097)

Total	2,185,206	1,897,846	(1,561,418)	77,135	1,330,317	3,929,086

The following table is a summary of the average daily outstanding volume by derivative instrument for the six months ended November 30, 2023:

Derivative instrument		Average notional amounts ($)
Futures contracts — long		882,579,386
Futures contracts — short		989,165,166
Credit default swap contracts — buy protection		479,508
Credit default swap contracts — sell protection		12,200,000

Derivative instrument		Average value ($)
Option contracts purchased		2,136,626
Option contracts written		(260,618)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	29,434,372	(29,732,673)
Interest rate swap contracts	9,868,820	(9,427,340)

Total return swap contracts	836,969	(649,726)

52	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Asset- and mortgage-backed securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed delivery securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or “forward commitment” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To be announced securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage dollar roll transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Interest only and principal only securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

54	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Offsetting of assets and liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2023:

	Barclays ($)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)(a)	Goldman Sachs International ($)(a)	HSBC ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley International ($)(a)	Morgan Stanley International ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	—	—	—	357,933	—	—	—	—	5,897,355	—	—	—	—	20,287	—	—	6,275,575
Forward foreign currency exchange contracts	2,255,811	22,143,457	402,529	—	—	4,710	1,499,255	—	—	—	—	9,019,810	360,756	—	53,403	1,272,296	37,012,027
Call option contracts purchased	—	—	202,220	—	—	—	—	—	—	—	—	—	1,716,565	—	—	—	1,918,785
OTC total return swap contracts (c)	—	—	—	—	—	—	—	347,302	—	—	—	—	—	—	—	—	347,302
OTC total return swap contracts on futures (c)	—	—	—	—	256,890	—	—	—	—	546,250	398,640	—	—	—	—	—	1,201,780
Total assets	2,255,811	22,143,457	604,749	357,933	256,890	4,710	1,499,255	347,302	5,897,355	546,250	398,640	9,019,810	2,077,321	20,287	53,403	1,272,296	46,755,469
Liabilities
Centrally cleared interest rate swap contracts (b)	—	—	—	64,468	—	—	—	—	7,670,475	—	—	—	—	183,717	—	—	7,918,660
Forward foreign currency exchange contracts	33,014	26,392,319	1,048,426	—	—	82,254	642,358	—	—	—	—	8,072,493	2,424,297	—	2,384,701	233,660	41,313,522
OTC credit default swap contracts (c)	—	—	—	—	—	—	—	—	—	—	—	—	3,644,458	—	—	—	3,644,458
OTC total return swap contracts (c)	—	—	—	—	—	—	—	57,960	—	—	—	—	—	—	—	—	57,960
OTC total return swap contracts on futures (c)	—	—	—	—	7,593	—	—	—	—	172,722	12,856	—	—	—	—	—	193,171
Total liabilities	33,014	26,392,319	1,048,426	64,468	7,593	82,254	642,358	57,960	7,670,475	172,722	12,856	8,072,493	6,068,755	183,717	2,384,701	233,660	53,127,771
Total financial and derivative net assets	2,222,797	(4,248,862)	(443,677)	293,465	249,297	(77,544)	856,897	289,342	(1,773,120)	373,528	385,784	947,317	(3,991,434)	(163,430)	(2,331,298)	1,038,636	(6,372,302)
Total collateral received (pledged) (d)	—	(4,248,862)	—	—		—	—		(1,773,120)	—	—		(1,814,000)	(163,430)	—	—	(7,999,412)
Net amount (e)	2,222,797	—	(443,677)	293,465	249,297	(77,544)	856,897	289,342	—	373,528	385,784	947,317	(2,177,434)	—	(2,331,298)	1,038,636	1,627,110

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Consolidated Statement of Assets and Liabilities.
(c)

Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of class net asset value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements and regulatory updates

Tailored Shareholder Reports

56	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Note 3. Fees and other transactions with affiliates

Management services fees

The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2023 was 0.96% of the Fund’s average daily net assets.

Subadvisory agreements

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and PGIM Quantitative Solutions LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

In addition, the Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of November 30, 2023, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.

Compensation of Board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” in the Consolidated Statement of Operations.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Transfer agency fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

For the six months ended November 30, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.11

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and service fees

The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.

58	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Sales charges

Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2023, if any, are listed below:

	Front End (%)	CDSC (%)		Amount ($)
Class A	5.75	0.50 - 1.00	(a)	555
Class C	—	1.00	(b)	59

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.

The Fund’s other share classes are not subject to sales charges.

Expenses waived/reimbursed by the Investment Manager and its affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/ expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:

	October 1, 2023 through September 30, 2024	Prior to October 1, 2023
Class A	1.27%	1.27%
Advisor Class	1.02	1.02
Class C	2.02	2.02
Institutional Class	1.02	1.02
Institutional 2 Class	0.96	0.97
Institutional 3 Class	0.91	0.92
Class R	1.52	1.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

At November 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
777,283,000	80,994,000	(105,582,000)	(24,588,000)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

No expiration short-term ($)	No expiration long-term ($)	Total ($)
(39,810,397)	(30,534,911)	(70,345,308)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2023 as arising on June 1, 2023.

Late year ordinary losses ($)	Post-October capital losses ($)
2,100,794	—

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,387,647,277 and $1,390,538,599, respectively, for the six months ended November 30, 2023, of which $1,375,930,361 and $1,344,464,130, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated money market fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.

Note 7. Interfund lending

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.

60	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.

The Fund’s activity in the Interfund Program during the six months ended November 30, 2023 was as follows:

Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,766,667	5.77	3

Interest income earned by the Fund is recorded as interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2023.

Note 8. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.

The Fund had no borrowings during the six months ended November 30, 2023.

Note 9. Significant risks

Alternative strategies investment risk

An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.

Credit risk

Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Derivatives risk

Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.

Foreign currency risk

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.

Leverage risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Market risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or

62	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Money market fund investment risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage- and other asset-backed securities risk

The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Shareholder concentration risk

At November 30, 2023, affiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 10. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

64	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

(Unaudited)

Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Multi Strategy Alternatives Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of AQR Capital Management, LLC (AQR), PGIM Quantitative Solutions LLC (PGIM) and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager (collectively, the Subadvisers), the Subadvisers have been retained to perform portfolio management and related services for the Fund. Although Threadneedle is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by Threadneedle.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	Terms of the Advisory Agreements;

•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;

•

Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;

•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	65

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

(Unaudited)

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;

•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, extent and quality of services provided by the Investment Manager and the Subadvisers

The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.

In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.

In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.

The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team.

66	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

(Unaudited)

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and each of the Subadvisory Agreements.

Investment performance

The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.

Additionally, the Board reviewed the performance of each of AQR and PGIM and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of AQR and PGIM and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate AQR and PGIM.

The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, and the Investment Manager’s evaluation of the contribution of AQR and PGIM to the Fund’s investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing AQR and PGIM to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and each of the Subadvisory Agreements.

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023	67

APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (continued)

(Unaudited)

The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements with each of AQR and PGIM were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each of AQR and PGIM from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and each of the Subadvisory Agreements.

Economies of scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and each of the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.

On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.

68	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2023

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Columbia Multi Strategy Alternatives Fund

P.O. Box 219104

Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/investor/

SAR259_05_P01_(01/24)

COLUMBIA ADAPTIVE RISK ALLOCATION FUND

In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.

The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Adaptive Risk Allocation Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

Proxy voting policies and procedures

The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.

Fund investment manager

Columbia Management Investment Advisers, LLC (the Investment Manager)

290 Congress Street

Boston, MA 02210

Fund distributor

Columbia Management Investment Distributors, Inc.

290 Congress Street

Boston, MA 02210

Fund transfer agent

Columbia Management Investment Services Corp.

P.O. Box 219104

Kansas City, MO 64121-9104

Columbia Adaptive Risk Allocation Fund  |  Semiannual Report 2023

FUND AT A GLANCE

(Unaudited)

Investment objective

The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.

Portfolio management

Joshua Kutin, CFA

Lead Portfolio Manager

Managed Fund since 2015

Alexander Wilkinson, CFA, CAIA

Portfolio Manager

Managed Fund since 2018

Average annual total returns (%) (for the period ended November 30, 2023)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A Excluding sales charges	06/19/12	2.48	0.92	3.98	4.48
Including sales charges		-3.45	-4.92	2.75	3.86
Advisor Class*	10/01/14	2.47	1.09	4.21	4.71
Class C Excluding sales charges	06/19/12	2.00	0.08	3.21	3.69
Including sales charges		1.00	-0.85	3.21	3.69
Institutional Class	06/19/12	2.59	1.21	4.24	4.74
Institutional 2 Class	06/19/12	2.59	1.09	4.23	4.77
Institutional 3 Class*	10/01/14	2.58	1.23	4.29	4.78
Class R	06/19/12	2.40	0.65	3.72	4.22
Modified Blended Benchmark		4.99	8.04	5.33	4.67
New Blended Benchmark		5.47	8.42	6.71	6.36
FTSE Three-Month
U.S. Treasury Bill Index		2.76	5.12	1.86	1.21

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.

*

The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/ investor/investment-products/mutual-funds/appended-performance for more information.

The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Global Aggregate Bond Index.

The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Global Aggregate Bond Hedged Index.

The Bloomberg Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.

The Bloomberg Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Bloomberg indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.

The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries.

The MSCI ACWI (Net) Hedged to DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.

The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	3

FUND AT A GLANCE (continued)

(Unaudited)

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Portfolio breakdown (%) (at November 30, 2023)
Alternative Strategies Funds	5.7
Common Stocks	5.0
Foreign Government Obligations	11.8
Inflation-Indexed Bonds	12.5
Money Market Funds(a)	37.0
Multi-Asset/Tactical Strategies Funds	0.2
Residential Mortgage-Backed Securities - Agency	8.9
U.S. Treasury Obligations	18.9

Total	100.0

(a)

Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.

Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Market exposure by asset class categories (%)(a) (at November 30, 2023)
Equity Assets	40.9
Inflation-Hedging Assets	19.1
Spread Assets	39.9
Interest Rate Assets	45.3

(a)

Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

4	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2023 — November 30, 2023

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.80	1,019.95	5.11	5.10	1.01
Advisor Class	1,000.00	1,000.00	1,024.70	1,021.20	3.85	3.84	0.76
Class C	1,000.00	1,000.00	1,020.00	1,016.15	8.94	8.92	1.77
Institutional Class	1,000.00	1,000.00	1,025.90	1,021.20	3.85	3.84	0.76
Institutional 2 Class	1,000.00	1,000.00	1,025.90	1,021.15	3.90	3.89	0.77
Institutional 3 Class	1,000.00	1,000.00	1,025.80	1,021.40	3.65	3.64	0.72
Class R	1,000.00	1,000.00	1,024.00	1,018.70	6.38	6.36	1.26

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	5

PORTFOLIO OF INVESTMENTS

November 30, 2023 (Unaudited)

(Percentages represent value of investments compared to net assets)

Investments in securities

Alternative Strategies Funds 6.0%

	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	17,709,867	180,640,646

Total Alternative Strategies Funds (Cost $182,460,293)		180,640,646

Common Stocks 5.2%

Issuer	Shares	Value ($)
Real Estate 5.2%
Health Care REITs 0.5%
CareTrust REIT, Inc.	16,200	373,896
Healthcare Realty Trust, Inc.	67,100	1,024,617
Healthpeak Properties, Inc.	265,897	4,605,336
Medical Properties Trust, Inc.	103,900	503,915
National Health Investors, Inc.	7,000	379,820
Omega Healthcare Investors, Inc.	38,700	1,228,725
Sabra Health Care REIT, Inc.	40,300	588,380
Ventas, Inc.	77,800	3,566,352
Welltower, Inc.(b)	47,080	4,194,828

Total		16,465,869

Hotel & Resort REITs 0.2%
Apple Hospitality REIT, Inc.	37,300	621,791
Host Hotels & Resorts, Inc.	112,808	1,970,756
Park Hotels & Resorts, Inc.	99,900	1,481,517
RLJ Lodging Trust	26,300	281,147
Ryman Hospitality Properties, Inc.	9,900	993,465
Sunstone Hotel Investors, Inc.	35,800	353,704

Total		5,702,380

Industrial REITs 0.9%
Americold Realty Trust, Inc.	44,000	1,242,120
First Industrial Realty Trust, Inc.	99,935	4,701,942
Innovative Industrial Properties, Inc.	4,500	367,470
Prologis, Inc.(b)	153,327	17,621,872
Rexford Industrial Realty, Inc.	31,900	1,570,118
Terreno Realty Corp.	13,700	782,407

Total		26,285,929

Common Stocks (continued)

Issuer	Shares	Value ($)
Office REITs 0.2%
Alexandria Real Estate Equities, Inc.(b)	28,824	3,153,346
Brandywine Realty Trust	273,000	1,217,580
COPT Defense Properties	19,200	464,640
Cousins Properties, Inc.	26,300	539,676
Easterly Government Properties, Inc.	26,900	313,654
Highwoods Properties, Inc.	57,100	1,082,045
Piedmont Office Realty Trust, Inc.	20,600	128,132

Total		6,899,073

Residential REITs 1.0%
AvalonBay Communities, Inc.(b)	43,780	7,571,313
Centerspace	2,638	140,711
Elme Communities	12,600	165,564
Equity Residential	61,900	3,518,396
Essex Property Trust, Inc.(b)	32,200	6,873,412
Independence Realty Trust, Inc.	51,900	706,878
Invitation Homes, Inc.	158,120	5,274,883
Sun Communities, Inc.	41,174	5,325,445
UDR, Inc.	58,054	1,939,004
Veris Residential, Inc.	11,100	160,839

Total		31,676,445

Retail REITs 0.9%
Brixmor Property Group, Inc.	166,478	3,582,606
Federal Realty Investment Trust	46,344	4,430,023
Kimco Realty Corp.	100,800	1,947,456
Realty Income Corp.(b)	113,233	6,110,053
Simon Property Group, Inc.(b)	74,027	9,245,232
SITE Centers Corp.	33,064	436,114
Spirit Realty Capital, Inc.	19,700	813,610

Total		26,565,094

Specialized REITs 1.5%
Digital Realty Trust, Inc.	21,300	2,956,014
EPR Properties	18,700	834,394
Equinix, Inc.(b)	19,880	16,202,399
Extra Space Storage, Inc.(b)	49,825	6,485,720
Four Corners Property Trust, Inc.	21,900	503,481

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Common Stocks (continued)

Issuer		Shares		Value ($)
Iron Mountain, Inc.			54,900	3,521,835
Lamar Advertising Co., Class A			15,031	1,522,490
Outfront Media, Inc.			44,200	540,566
Public Storage			20,100	5,201,076
SBA Communications Corp.			6,900	1,704,024
VICI Properties, Inc.			150,000	4,483,500

Total				43,955,499

Total Real Estate				157,550,289

Total Common Stocks (Cost $162,888,993)				157,550,289

Foreign Government Obligations(c),(d) 12.4%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Canada 0.3%
Canadian Government Bond
06/01/2033	2.750%	CAD	12,000,000	8,263,540

China 2.4%
China Development Bank
07/18/2032	2.960%	CNY	110,000,000	15,521,652
China Government Bond
11/21/2029	3.130%	CNY	38,350,000	5,542,718
05/21/2030	2.680%	CNY	52,200,000	7,321,266
05/15/2032	2.760%	CNY	110,000,000	15,504,122
05/25/2033	2.670%	CNY	146,000,000	20,443,189
04/15/2053	3.190%	CNY	63,000,000	9,209,200

Total				73,542,147

France 1.3%
French Republic Government Bond OAT(e),(f)
11/25/2030	0.000%	EUR	12,178,000	10,943,164
French Republic Government Bond OAT(e)
05/25/2033	3.000%	EUR	20,300,000	22,141,133
05/25/2036	1.250%	EUR	7,807,000	6,816,088

Total				39,900,385

Italy 1.5%
Italy Buoni Poliennali Del Tesoro(e)
05/01/2031	6.000%	EUR	9,990,000	12,407,511
05/01/2033	4.400%	EUR	21,553,000	24,056,029
02/01/2037	4.000%	EUR	7,350,000	7,709,595

Total				44,173,135

Japan 3.9%
Japan Government 10-Year Bond
06/20/2031	0.100%	JPY	2,812,450,000	18,438,776

Foreign Government Obligations(c),(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Japan Government 20-Year Bond
06/20/2041	0.400%	JPY	1,417,800,000	8,195,528
09/20/2041	0.500%	JPY	1,391,000,000	8,152,834
03/20/2042	0.800%	JPY	1,325,400,000	8,140,709
03/20/2043	1.100%	JPY	2,830,000,000	18,105,426
Japan Government 30-Year Bond
06/20/2050	0.600%	JPY	1,068,800,000	5,601,246
06/20/2051	0.700%	JPY	1,028,650,000	5,479,144
09/20/2051	0.700%	JPY	1,022,300,000	5,433,989
12/20/2051	0.700%	JPY	1,015,450,000	5,379,113
03/20/2052	1.000%	JPY	968,200,000	5,551,693
03/20/2053	1.400%	JPY	3,042,000,000	19,189,658
Japan Government 40-Year Bond
03/20/2063	1.300%	JPY	1,933,000,000	11,208,554

Total				118,876,670

Netherlands 0.9%
Netherlands Government Bond(e)
07/15/2026	0.500%	EUR	25,223,000	25,938,637

New Zealand 0.7%
New Zealand Government Bond(e)
04/14/2033	3.500%	NZD	38,000,000	20,789,181

South Korea 0.8%
Korea Treasury Bond
06/10/2033	3.250%	KRW	30,000,000,000	22,783,837

Spain 0.6%
Spain Government Bond(e)
04/30/2033	3.150%	EUR	14,660,000	15,616,856
07/30/2041	4.700%	EUR	2,073,000	2,486,611

Total				18,103,467

Total Foreign Government Obligations (Cost $427,428,717)				372,370,999

Inflation-Indexed Bonds(c) 13.1%
Australia 0.5%
Australia Government Bond(e)
11/21/2027	0.750%	AUD	4,837,171	3,106,409
08/21/2035	2.000%	AUD	3,895,914	2,544,078
08/21/2040	1.250%	AUD	2,388,998	1,364,226
Australia Government Index-Linked Bond(e)
09/20/2025	3.000%	AUD	11,499,908	7,832,451

Total				14,847,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	7

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Inflation-Indexed Bonds(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Canada 0.1%
Canadian Government Real Return Bond
12/01/2031	4.000%	CAD	2,202,777	1,887,992
12/01/2036	3.000%	CAD	1,495,869	1,251,859
12/01/2041	2.000%	CAD	1,202,801	910,954

Total				4,050,805

France 1.5%
France Government Bond OAT(e)
07/25/2030	0.700%	EUR	13,416,136	14,737,923
07/25/2032	3.150%	EUR	10,276,798	13,476,215
French Republic Government Bond OAT(e)
07/25/2036	0.100%	EUR	8,585,913	8,485,636
07/25/2040	1.800%	EUR	7,410,886	9,127,064

Total				45,826,838

Germany 0.7%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(e)
04/15/2030	0.500%	EUR	19,571,896	21,580,665

Italy 1.0%
Italy Buoni Poliennali Del Tesoro(e)
09/15/2026	3.100%	EUR	2,610,483	2,972,312
05/15/2028	1.300%	EUR	9,554,899	10,244,388
09/15/2035	2.350%	EUR	8,372,068	9,318,065
09/15/2041	2.550%	EUR	6,925,604	7,768,140

Total				30,302,905

Japan 0.7%
Japanese Government CPI-Linked Bond
03/10/2029	0.100%	JPY	1,729,225,350	12,373,960
03/10/2033	0.005%	JPY	1,106,753,300	7,960,453

Total				20,334,413

New Zealand 0.1%
New Zealand Government Inflation-Linked Bond(e)
09/20/2030	3.000%	NZD	5,886,018	3,699,230

Spain 0.3%
Spain Government Inflation-Linked Bond(e)
11/30/2033	0.700%	EUR	7,452,680	7,620,590

Sweden 0.2%
Sweden Inflation-Linked Bond(e)
06/01/2032	0.125%	SEK	68,270,280	5,991,832

United Kingdom 3.1%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2029	0.125%	GBP	15,722,837	19,412,728
03/22/2034	0.750%	GBP	13,107,135	16,563,859
11/22/2037	1.125%	GBP	9,998,731	12,867,332
03/22/2044	0.125%	GBP	12,484,158	12,406,806

Inflation-Indexed Bonds(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
11/22/2047	0.750%	GBP	6,010,191	6,654,968
03/22/2050	0.500%	GBP	7,757,750	7,874,908
03/22/2052	0.250%	GBP	4,560,175	4,241,885
11/22/2056	0.125%	GBP	5,855,627	5,068,074
11/22/2065	0.125%	GBP	5,230,784	4,202,506
03/22/2068	0.125%	GBP	3,918,876	3,118,966

Total				92,412,032

United States 4.9%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		17,137,229	16,034,552
01/15/2028	0.500%		19,661,584	18,282,736
01/15/2029	0.875%		28,942,749	27,106,128
07/15/2029	0.250%		12,649,977	11,413,807
07/15/2030	0.125%		19,116,284	16,805,505
04/15/2032	3.375%		19,594,426	21,316,222
02/15/2042	0.750%		13,177,342	10,166,510
02/15/2043	0.625%		2,341,439	1,731,083
02/15/2045	0.750%		11,519,120	8,516,376
02/15/2048	1.000%		7,245,511	5,508,336
02/15/2050	0.250%		12,630,249	7,689,864
02/15/2053	1.500%		3,934,672	3,347,400

Total				147,918,519

Total Inflation-Indexed Bonds (Cost $496,490,682)				394,584,993

Multi-Asset/Tactical Strategies Funds 0.2%

		Shares		Value ($)
Columbia Solutions Aggressive Portfolio(a)			141,672	1,167,380
Columbia Solutions Conservative Portfolio(a)			711,631	6,369,094

Total Multi-Asset/Tactical Strategies Funds (Cost $9,026,375)				7,536,474

Residential Mortgage-Backed Securities - Agency 9.3%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Government National Mortgage Association TBA(g)
12/20/2053	3.000%		36,050,000	31,180,915
12/20/2053	3.500%		26,750,000	23,909,273
12/20/2053	4.000%		17,020,000	15,676,683
Uniform Mortgage-Backed Security TBA(g)
12/18/2038	2.500%		20,648,329	18,560,436
12/18/2038-
12/13/2053	3.000%		88,200,000	75,154,623
12/13/2053	3.500%		53,500,000	46,907,373
12/13/2053	4.000%		42,940,000	38,980,630
12/13/2053	4.500%		31,330,000	29,333,758

Total Residential Mortgage-Backed Securities - Agency (Cost $272,418,810)				279,703,691

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

U.S. Treasury Obligations 19.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2026	1.125%	43,400,000	39,483,828
11/30/2028	1.500%	34,742,000	30,347,680
04/30/2029	2.875%	19,089,000	17,739,348
05/15/2029	2.375%	28,507,000	25,792,154
08/15/2029	1.625%	28,483,500	24,676,057
05/31/2030	3.750%	180,600,000	174,307,219
06/30/2030	3.750%	38,850,000	37,490,250
08/15/2030	0.625%	26,810,000	21,041,661
02/15/2031	1.125%	24,922,000	20,101,151
08/15/2031	1.250%	31,458,000	25,151,654
11/15/2031	1.375%	26,522,000	21,259,041
05/15/2033	3.375%	173,400,000	160,367,906

Total U.S. Treasury Obligations (Cost $653,286,783)			597,757,949

Money Market Funds 38.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.605%(a),(h)	1,166,986,580	1,166,753,183

Total Money Market Funds (Cost $1,166,600,643)		1,166,753,183

Total Investments in Securities (Cost: $3,370,601,296)		3,156,898,224

Other Assets & Liabilities, Net		(147,361,094)

Net Assets		3,009,537,130

At November 30, 2023, securities and/or cash totaling $163,855,756 were pledged as collateral.

Investments in derivatives

Forward foreign currency exchange contracts

Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
68,203,000 DKK	9,943,944 USD	Barclays	12/21/2023	—	(24,484)
38,921,000 NZD	23,263,471 USD	Barclays	12/21/2023	—	(706,286)
158,753,000 SEK	15,014,457 USD	Barclays	12/21/2023	—	(113,556)
90,012,138 USD	150,595,000 NZD	Barclays	12/21/2023	2,732,798	—
16,955,000 CAD	12,324,160 USD	Citi	12/21/2023	—	(174,585)
88,113,928 USD	121,223,000 CAD	Citi	12/21/2023	1,248,227	—
13,870,000 ZAR	753,195 USD	Citi	12/21/2023	18,571	—
132,029,265 GBP	163,967,144 USD	Goldman Sachs International	12/21/2023	—	(2,741,632)
475,719,000 SEK	45,417,607 USD	Goldman Sachs International	12/21/2023	85,028	—
541,274,000 CNY	75,454,659 USD	HSBC	12/21/2023	—	(662,316)
29,340,334,414 JPY	195,739,247 USD	HSBC	12/21/2023	—	(2,732,066)
29,232,000,000 KRW	22,648,175 USD	HSBC	12/21/2023	70,928	—
5,282,000 SGD	3,926,063 USD	HSBC	12/21/2023	—	(25,822)
4,366,580 USD	3,492,000 GBP	HSBC	12/21/2023	42,648	—
3,129,516 USD	4,734,000 AUD	JPMorgan	12/21/2023	325	—
2,671,989 USD	2,440,000 EUR	JPMorgan	12/21/2023	—	(13,864)
385,694,296 EUR	419,294,363 USD	Morgan Stanley	12/21/2023	—	(879,203)
143,489 USD	2,489,000 MXN	Morgan Stanley	12/21/2023	—	(584)
34,185,633 USD	27,075,000 GBP	State Street	12/21/2023	1,031	—
66,906,000 AUD	43,337,559 USD	UBS	12/21/2023	—	(896,741)
60,215,000 HKD	7,721,796 USD	UBS	12/21/2023	12,969	—
29,966,951 USD	46,264,000 AUD	UBS	12/21/2023	620,076	—
114,587,000 CHF	129,386,193 USD	Wells Fargo	12/21/2023	—	(1,735,943)
20,112,000 NOK	1,839,585 USD	Wells Fargo	12/21/2023	—	(20,204)
1,866,742 USD	1,714,000 EUR	Wells Fargo	12/21/2023	481	—
3,769,685 USD	556,445,000 JPY	Wells Fargo	12/21/2023	—	(5,639)
29,994,329 USD	327,925,000 NOK	Wells Fargo	12/21/2023	329,429	—
60,309,306 USD	649,682,000 NOK	Wells Fargo	12/21/2023	—	(232,155)

Total				5,162,511	(10,965,080)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	9

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Long futures contracts

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	612	12/2023	AUD	68,947,694	—	(835,594)
Canadian Government 10-Year Bond	88	03/2024	CAD	10,538,880	57,413	—
Euro-Bobl	75	12/2023	EUR	8,812,500	63,066	—
Euro-BTP	69	12/2023	EUR	7,932,930	153,334	—
Euro-Bund	195	12/2023	EUR	25,796,550	297,039	—
Euro-Buxl 30-Year	50	12/2023	EUR	6,505,000	51,245	—
Euro-OAT	155	12/2023	EUR	19,702,050	240,495	—
Long Gilt	426	03/2024	GBP	41,185,680	—	(345,095)
MSCI EAFE Index	2,328	12/2023	USD	247,536,240	1,661,975	—
MSCI Emerging Markets Index	3,201	12/2023	USD	157,985,355	—	(145,145)
S&P 500 Index E-mini	3,273	12/2023	USD	748,985,138	15,360,522	—
TOPIX Index	296	12/2023	JPY	7,032,960,000	354,206	—
U.S. Treasury 10-Year Note	1,218	03/2024	USD	133,732,594	1,234,413	—
U.S. Treasury Ultra 10-Year Note	1,984	03/2024	USD	225,215,000	2,461,694	—

Total					21,935,402	(1,325,834)

Short futures contracts

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Japanese 10-Year Government Bond	(26)	12/2023	JPY	(3,807,960,000)	—	(73,715)
Russell 2000 Index E-mini	(336)	12/2023	USD	(30,444,960)	—	(2,472,570)
S&P/TSX 60 Index	(215)	12/2023	CAD	(52,455,700)	—	(1,899,965)
SPI 200 Index	(611)	12/2023	AUD	(108,360,850)	—	(634,197)
U.S. Treasury 5-Year Note	(1,120)	03/2024	USD	(119,673,751)	—	(877,296)

Total					—	(5,957,743)

Cleared credit default swap contracts - sell protection

Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 40	Morgan Stanley	12/20/2028	1.000	Quarterly	1.907	USD	250,677,000	2,386,927	—	—	2,386,927	—
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	5.000	Quarterly	4.039	USD	432,695,340	16,442,896	—	—	16,442,896	—
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.629	USD	237,368,000	1,024,961	—	—	1,024,961	—

Total								19,854,784	—	—	19,854,784	—

*

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Swap arrangement - contracts for differences

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for differences (CFDs), accrued income on long CFDs, and SOFR less a spread of 40 basis points on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and SOFR plus a spread of 40 basis points on long CFDs.	Monthly	Goldman Sachs International	10/21/2026	USD	59,769,252	251,776	(79,862)	171,914	—

The following table represents the contracts for differences underlying the swap arrangement as of November 30, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Diversified REITs
Broadstone Net Lease, Inc.	44,100	675,171	30,429	17.7
WP Carey, Inc.	31,700	1,784,710	188,298	109.5
Health Care REITs
Ventas, Inc.	67,000	2,978,820	92,460	53.8
Hotel & Resort REITs
Host Hotels & Resorts, Inc.	166,800	2,862,288	51,708	30.1
Park Hotels & Resorts, Inc.	245,000	3,459,400	173,950	101.2
Industrial REITs
STAG Industrial, Inc.	30,400	1,082,848	6,992	4.1
Office REITs
Boston Properties, Inc.	58,000	3,307,160	(5,220)	(3.0)
Kilroy Realty Corp.	19,400	618,084	21,728	12.6
NET Lease Office Properties	2,113	33,412	1,141	0.7
Residential REITs
AvalonBay Communities, Inc.	6,300	1,077,048	12,474	7.3
Mid-America Apartment Communities, Inc.	20,100	2,475,516	26,532	15.4
Retail REITs
Agree Realty Corp.	34,700	2,023,357	31,230	18.2
Kite Realty Group Trust	36,500	772,705	(1,825)	(1.1)
Retail Opportunity Investments Corp.	212,800	2,651,488	87,248	50.8
Specialized REITs
National Storage Affiliates Trust	13,200	443,916	(5,808)	(3.4)
SBA Communications Corp.	2,600	608,010	34,086	19.8
VICI Properties, Inc.	148,100	4,280,090	146,619	85.3

Total		31,134,023	892,042

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Short Equity Contracts for Differences
Real Estate
Health Care REITs
Physicians Realty Trust	(216,600)	(2,527,722)	(2,166)	(1.3)
Industrial REITs
EastGroup Properties, Inc.	(7,900)	(1,351,137)	(21,488)	(12.5)
LXP Industrial Trust	(251,400)	(2,121,816)	(85,476)	(49.7)
Office REITs
Douglas Emmett, Inc.	(149,600)	(1,838,584)	10,472	6.1
JBG Smith Properties	(71,700)	(1,016,706)	32,982	19.2
Paramount Group, Inc.	(139,100)	(659,334)	5,564	3.2

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	11

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Residential REITs
Apartment Income REIT Corp.	(132,200)	(4,008,304)	(105,760)	(61.5)
Camden Property Trust	(31,600)	(2,808,924)	(43,292)	(25.2)
Retail REITs
National Retail Properties, Inc.	(22,400)	(873,600)	(36,288)	(21.1)
Phillips Edison & Co., Inc.	(54,500)	(1,901,505)	(19,075)	(11.1)
Regency Centers Corp.	(8,600)	(535,092)	(4,816)	(2.8)
Urban Edge Properties	(139,400)	(2,341,920)	6,970	4.1
Specialized REITs
Crown Castle International Corp.	(21,400)	(2,209,764)	(300,028)	(174.5)
CubeSmart	(62,400)	(2,445,456)	(35,568)	(20.7)
Gaming and Leisure Properties, Inc.	(43,605)	(1,995,365)	(42,297)	(24.6)

Total		(28,635,229)	(640,266)

Swap arrangement - contracts for differences

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for difference (CFDs), accrued income on long CFDs, and 1-Day Overnight Fed Funds Effective Rate less a spread of 35 basis points on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and 1-Day Overnight Fed Funds Effective Rate plus a spread of 40 basis points on long CFDs.	Monthly	Morgan Stanley	08/06/2025	USD	22,076,401	122,403	(4,577)	117,826	—

The following table represents the contracts for differences underlying the swap arrangement as of November 30, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Diversified REITs
Essential Properties Realty Trust, Inc.	76,800	1,782,528	41,472	35.2
Industrial REITs
Rexford Industrial Realty, Inc.	34,200	1,617,660	65,664	55.7
Office REITs
Brandywine Realty Trust	220,200	951,264	30,828	26.2
Highwoods Properties, Inc.	52,700	1,038,190	(39,525)	(33.5)
Vornado Realty Trust	90,300	2,106,699	18,963	16.1
Residential REITs
Sun Communities, Inc.	9,400	1,139,844	75,952	64.5
Specialized REITs
Public Storage	12,400	3,231,316	(22,692)	(19.3)

Total		11,867,501	170,662

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Short Equity Contracts for Differences
Real Estate
Hotel & Resort REITs
DiamondRock Hospitality Co.	(232,200)	(1,957,446)	25,542	21.7
Pebblebrook Hotel Trust	(252,400)	(3,235,768)	17,668	15.0
Office REITs
SL Green Realty Corp.	(58,300)	(2,055,658)	(76,373)	(64.8)
Residential REITs
Equity LifeStyle Properties, Inc.	(23,700)	(1,644,306)	(40,764)	(34.6)

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Retail REITs
Macerich Co. (The)	(49,800)	(580,170)	8,964	7.6
Tanger, Inc.	(28,800)	(735,552)	16,704	14.2

Total		(10,208,900)	(48,259)

Swap arrangement - contracts for differences

Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Cash & other receivable (payable) ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Appreciation on underlying contracts for differences (CFDs), accrued income on long CFDs, and OBFR on short CFDs.	Depreciation on underlying CFDs, accrued income on underlying short CFDs, and OBFR plus a spread of 46.5 basis points on long CFDs.	Monthly	UBS	11/03/2026	USD	91,000	119	(321)	—	(202)

The following table represents the contracts for differences underlying the swap arrangement as of November 30, 2023. Percentages represent the unrealized appreciation (depreciation) of each underlying contract for difference compared to the aggregate unrealized appreciation (depreciation) of the swap arrangement:

Description	Shares	Notional Amount ($)	Appreciation (Depreciation) ($)	(%)
Long Equity Contracts for Differences
Real Estate
Specialized REITs
Extra Space Storage, Inc.	700	91,000	119	(58.9)

Total		91,000	119

Reference index and values for swap contracts as of period end

Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	5.330%
OBFR	Overnight Bank Funding Rate	5.320%
SOFR	Secured Overnight Financing Rate	5.330%

Notes to Portfolio of Investments

(a)

As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation) ($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends – affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	175,783,540	68,000,000	(79,612,272)	16,469,378	180,640,646	—	(2,310,874)	—	17,709,867
Columbia Short-Term Cash Fund, 5.605%
	1,612,883,985	1,980,618,131	(2,427,095,696)	346,763	1,166,753,183	—	37,400	33,138,369	1,166,986,580
Columbia Solutions Aggressive Portfolio
	1,120,628	—	—	46,752	1,167,380	—	—	—	141,672
Columbia Solutions Conservative Portfolio
	6,272,511	61,344	—	35,239	6,369,094	—	—	61,344	711,631

Total	1,796,060,664			16,898,132	1,354,930,303	—	(2,273,474)	33,199,713

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	13

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Notes to Portfolio of Investments (continued)

(e)

Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2023, the total value of these securities amounted to $371,186,061, which represents 12.33% of total net assets.

(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at November 30, 2023.

Abbreviation Legend

TBA	To Be Announced

Currency Legend

AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

Fair value measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Fair value measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2023:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	180,640,646	—	—	—	180,640,646
Common Stocks
Real Estate	157,550,289	—	—	—	157,550,289
Foreign Government Obligations	—	372,370,999	—	—	372,370,999
Inflation-Indexed Bonds	—	394,584,993	—	—	394,584,993
Multi-Asset/Tactical Strategies Funds	—	—	—	7,536,474	7,536,474
Residential Mortgage-Backed Securities - Agency	—	279,703,691	—	—	279,703,691
U.S. Treasury Obligations	—	597,757,949	—	—	597,757,949
Money Market Funds	1,166,753,183	—	—	—	1,166,753,183

Total Investments in Securities	1,504,944,118	1,644,417,632	—	7,536,474	3,156,898,224

Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,162,511	—	—	5,162,511
Futures Contracts	21,935,402	—	—	—	21,935,402
Swap Contracts	—	20,144,524	—	—	20,144,524
Liability
Forward Foreign Currency Exchange Contracts	—	(10,965,080)	—	—	(10,965,080)
Futures Contracts	(7,283,577)	—	—	—	(7,283,577)
Swap Contracts	—	(202)	—	—	(202)

Total	1,519,595,943	1,658,759,385	—	7,536,474	3,185,891,802

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	15

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,012,513,985)	$1,801,967,921
Affiliated issuers (cost $1,358,087,311)	1,354,930,303
Cash	700,723
Foreign currency (cost $6,404,355)	6,422,896
Cash collateral held at broker for:
Forward foreign currency exchange contracts	890,000
Margin deposits on:
Futures contracts	70,772,011
Swap contracts	67,150,770
Unrealized appreciation on forward foreign currency exchange contracts	5,162,511
Unrealized appreciation on swap contracts	289,740
Receivable for:
Investments sold	324,985
Capital shares sold	482,219
Dividends	5,397,893
Interest	4,522,924
Foreign tax reclaims	254,017
Variation margin for futures contracts	3,905,644
Variation margin for swap contracts	447,093
Trustees’ fees	143,295
Prepaid expenses	29,407

Total assets	3,323,794,352

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	10,965,080
Unrealized depreciation on swap contracts	202
Payable for:
Investments purchased	13,567,778
Investments purchased on a delayed delivery basis	272,844,850
Capital shares redeemed	11,441,993
Variation margin for futures contracts	4,154,787
Variation margin for swap contracts	690,443
Management services fees	57,703
Distribution and/or service fees	2,359
Transfer agent fees	163,112
Trustees’ fees	209,863
Compensation of chief compliance officer	327
Other expenses	158,725

Total liabilities	314,257,222

Net assets applicable to outstanding capital stock	$3,009,537,130

Represented by
Paid in capital	3,842,331,285
Total distributable earnings (loss)	(832,794,155)

Total - representing net assets applicable to outstanding capital stock	$3,009,537,130

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

STATEMENT OF ASSETS AND LIABILITIES (continued)

November 30, 2023 (Unaudited)

Class A
Net assets	$132,879,708
Shares outstanding	15,316,930
Net asset value per share	$8.68
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.21
Advisor Class
Net assets	$47,001,581
Shares outstanding	5,399,505
Net asset value per share	$8.70
Class C
Net assets	$51,972,309
Shares outstanding	6,362,399
Net asset value per share	$8.17
Institutional Class
Net assets	$2,708,578,304
Shares outstanding	311,435,485
Net asset value per share	$8.70
Institutional 2 Class
Net assets	$48,449,294
Shares outstanding	5,550,075
Net asset value per share	$8.73
Institutional 3 Class
Net assets	$20,026,070
Shares outstanding	2,292,112
Net asset value per share	$8.74
Class R
Net assets	$629,864
Shares outstanding	73,705
Net asset value per share	$8.55

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	17

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Net investment income
Income:
Dividends – unaffiliated issuers	$3,342,882
Dividends – affiliated issuers	33,199,713
Interest	26,071,889
Interfund lending	1,790

Total income	62,616,274

Expenses:
Management services fees	11,431,517
Distribution and/or service fees
Class A	177,249
Class C	292,734
Class R	1,621
Transfer agent fees
Class A	35,912
Advisor Class	13,804
Class C	14,823
Institutional Class	754,912
Institutional 2 Class	15,596
Institutional 3 Class	744
Class R	163
Trustees’ fees	32,566
Custodian fees	67,940
Printing and postage fees	57,621
Registration fees	82,026
Accounting services fees	25,851
Legal fees	30,003
Interest on collateral	6,283
Compensation of chief compliance officer	327
Other	29,551

Total expenses	13,071,243

Expense reduction	(20)

Total net expenses	13,071,223

Net investment income	49,545,051

Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments – unaffiliated issuers	(100,239,437)
Investments – affiliated issuers	(2,273,474)
Foreign currency translations	(414,425)
Forward foreign currency exchange contracts	32,052,970
Futures contracts	1,368,687
Swap contracts	28,913,861

Net realized loss	(40,591,818)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	28,639,977
Investments – affiliated issuers	16,898,132
Foreign currency translations	23,474
Forward foreign currency exchange contracts	(16,177,261)
Futures contracts	32,086,835
Swap contracts	6,925,817

Net change in unrealized appreciation (depreciation)	68,396,974

Net realized and unrealized gain	27,805,156

Net increase in net assets resulting from operations	$77,350,207

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Operations
Net investment income	$49,545,051	$112,546,626
Net realized loss	(40,591,818)	(373,971,275)
Net change in unrealized appreciation (depreciation)	68,396,974	31,095,275

Net increase (decrease) in net assets resulting from operations	77,350,207	(230,329,374)

Distributions to shareholders
Net investment income and net realized gains
Class A	—	(11,873,896)
Advisor Class	—	(5,273,571)
Class C	—	(5,093,443)
Institutional Class	—	(251,264,077)
Institutional 2 Class	—	(4,075,406)
Institutional 3 Class	—	(1,397,994)
Class R	—	(58,023)

Total distributions to shareholders	—	(279,036,410)

Decrease in net assets from capital stock activity	(606,658,779)	(95,567,586)

Total decrease in net assets	(529,308,572)	(604,933,370)
Net assets at beginning of period	3,538,845,702	4,143,779,072

Net assets at end of period	$3,009,537,130	$3,538,845,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended		Year Ended
	November 30, 2023 (Unaudited)		May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	772,721	6,575,867	2,634,914	23,700,063
Distributions reinvested	—	—	1,304,532	11,010,253
Shares redeemed	(3,067,758)	(26,050,779)	(5,434,560)	(48,034,292)

Net decrease	(2,295,037)	(19,474,912)	(1,495,114)	(13,323,976)

Advisor Class
Shares sold	264,976	2,279,300	1,143,174	10,469,562
Distributions reinvested	—	—	624,051	5,273,235
Shares redeemed	(2,002,226)	(17,191,527)	(3,545,592)	(31,729,001)

Net decrease	(1,737,250)	(14,912,227)	(1,778,367)	(15,986,204)

Class C
Shares sold	137,686	1,106,279	456,117	3,888,469
Distributions reinvested	—	—	625,107	5,000,855
Shares redeemed	(1,769,705)	(14,180,269)	(3,328,572)	(28,096,249)

Net decrease	(1,632,019)	(13,073,990)	(2,247,348)	(19,206,925)

Institutional Class
Shares sold	16,648,372	141,839,616	64,767,472	582,553,921
Distributions reinvested	—	—	29,058,557	245,254,217
Shares redeemed	(81,401,279)	(693,834,695)	(98,381,681)	(875,993,796)

Net decrease	(64,752,907)	(551,995,079)	(4,555,652)	(48,185,658)

Institutional 2 Class
Shares sold	892,457	7,680,611	2,999,867	26,797,099
Distributions reinvested	—	—	481,158	4,075,406
Shares redeemed	(1,799,893)	(15,168,910)	(3,569,514)	(31,668,939)

Net decrease	(907,436)	(7,488,299)	(88,489)	(796,434)

Institutional 3 Class
Shares sold	65,917	555,332	121,791	1,092,634
Distributions reinvested	—	—	164,838	1,397,826
Shares redeemed	(5,006)	(41,997)	(65,570)	(602,579)

Net increase	60,911	513,335	221,059	1,887,881

Class R
Shares sold	965	8,112	8,821	76,894
Distributions reinvested	—	—	6,945	57,852
Shares redeemed	(27,947)	(235,719)	(10,310)	(91,016)

Net increase (decrease)	(26,982)	(227,607)	5,456	43,730

Total net decrease	(71,290,720)	(606,658,779)	(9,938,455)	(95,567,586)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

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Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	21

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2023 (Unaudited)	$8.47	0.12	0.09	0.21	—	—	—
Year Ended 5/31/2023	$9.69	0.24	(0.80)	(0.56)	(0.66)	—	(0.66)
Year Ended 5/31/2022	$12.10	0.32	(0.59)	(0.27)	(0.42)	(1.72)	(2.14)
Year Ended 5/31/2021	$10.25	(0.01)	1.97	1.96	(0.04)	(0.07)	(0.11)
Year Ended 5/31/2020	$10.44	0.08	0.51	0.59	(0.26)	(0.52)	(0.78)
Year Ended 5/31/2019	$10.81	0.20	0.01	0.21	(0.35)	(0.23)	(0.58)
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$8.49	0.13	0.08	0.21	—	—	—
Year Ended 5/31/2023	$9.71	0.27	(0.81)	(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.12	0.38	(0.62)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.37	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.92	0.23	0.01	0.24	(0.38)	(0.23)	(0.61)
Class C
Six Months Ended 11/30/2023 (Unaudited)	$8.01	0.08	0.08	0.16	—	—	—
Year Ended 5/31/2023	$9.18	0.17	(0.76)	(0.59)	(0.58)	—	(0.58)
Year Ended 5/31/2022	$11.57	0.23	(0.57)	(0.34)	(0.37)	(1.68)	(2.05)
Year Ended 5/31/2021	$9.85	(0.09)	1.87	1.78	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.05	0.00 (e)	0.50	0.50	(0.18)	(0.52)	(0.70)
Year Ended 5/31/2019	$10.42	0.11	0.02	0.13	(0.27)	(0.23)	(0.50)
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$8.48	0.13	0.09	0.22	—	—	—
Year Ended 5/31/2023	$9.70	0.27	(0.81)	(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.11	0.35	(0.59)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.36	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.11	0.51	0.62	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.91	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.51	0.13	0.09	0.22	—	—	—
Year Ended 5/31/2023	$9.74	0.26	(0.81)	(0.55)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.15	0.32	(0.56)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.39	0.02	1.98	2.00	(0.10)	(0.14)	(0.24)
Year Ended 5/31/2020	$10.57	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.93	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2023 (Unaudited)	$8.68	2.48%	1.01	%(c)	1.01	%(c),(d)	2.78%	101%	$132,880
Year Ended 5/31/2023	$8.47	(5.79%)	1.02	%(c)	1.02	%(c),(d)	2.71%	199%	$149,173
Year Ended 5/31/2022	$9.69	(3.62%)	1.00	%(c)	1.00	%(c)	2.82%	260%	$185,112
Year Ended 5/31/2021	$12.10	19.17%	1.00	%(c)	1.00	%(c)	(0.06%)	227%	$175,015
Year Ended 5/31/2020	$10.25	5.41%	1.01	%(c)	1.01	%(c),(d)	0.74%	314%	$141,074
Year Ended 5/31/2019	$10.44	2.33%	1.00%		1.00	%(d)	1.87%	203%	$120,147
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$8.70	2.47%	0.76	%(c)	0.76	%(c),(d)	3.03%	101%	$47,002
Year Ended 5/31/2023	$8.49	(5.52%)	0.77	%(c)	0.77	%(c),(d)	2.96%	199%	$60,582
Year Ended 5/31/2022	$9.71	(3.36%)	0.75	%(c)	0.75	%(c)	3.39%	260%	$86,570
Year Ended 5/31/2021	$12.12	19.38%	0.75	%(c)	0.75	%(c)	0.20%	227%	$61,716
Year Ended 5/31/2020	$10.37	5.71%	0.76	%(c)	0.76	%(c),(d)	0.98%	314%	$41,312
Year Ended 5/31/2019	$10.55	2.58%	0.75%		0.75	%(d)	2.14%	203%	$30,420
Class C
Six Months Ended 11/30/2023 (Unaudited)	$8.17	2.00%	1.77	%(c)	1.77	%(c),(d)	2.03%	101%	$51,972
Year Ended 5/31/2023	$8.01	(6.37%)	1.77	%(c)	1.77	%(c),(d)	1.95%	199%	$63,998
Year Ended 5/31/2022	$9.18	(4.39%)	1.75	%(c)	1.75	%(c)	2.11%	260%	$94,069
Year Ended 5/31/2021	$11.57	18.14%	1.75	%(c)	1.75	%(c)	(0.80%)	227%	$113,245
Year Ended 5/31/2020	$9.85	4.73%	1.76	%(c)	1.76	%(c),(d)	0.00%	314%	$95,090
Year Ended 5/31/2019	$10.05	1.56%	1.75%		1.75	%(d)	1.10%	203%	$94,648
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$8.70	2.59%	0.76	%(c)	0.76	%(c),(d)	3.03%	101%	$2,708,578
Year Ended 5/31/2023	$8.48	(5.52%)	0.77	%(c)	0.77	%(c),(d)	2.97%	199%	$3,190,280
Year Ended 5/31/2022	$9.70	(3.37%)	0.75	%(c)	0.75	%(c)	3.08%	260%	$3,693,809
Year Ended 5/31/2021	$12.11	19.40%	0.75	%(c)	0.75	%(c)	0.19%	227%	$3,831,565
Year Ended 5/31/2020	$10.36	5.62%	0.76	%(c)	0.76	%(c),(d)	1.00%	314%	$2,845,593
Year Ended 5/31/2019	$10.55	2.67%	0.75%		0.75	%(d)	2.11%	203%	$2,618,924
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.73	2.59%	0.77	%(c)	0.77	%(c)	3.01%	101%	$48,449
Year Ended 5/31/2023	$8.51	(5.60%)	0.78	%(c)	0.78	%(c)	2.92%	199%	$54,968
Year Ended 5/31/2022	$9.74	(3.36%)	0.76	%(c)	0.76	%(c)	2.78%	260%	$63,729
Year Ended 5/31/2021	$12.15	19.38%	0.76	%(c)	0.76	%(c)	0.17%	227%	$64,418
Year Ended 5/31/2020	$10.39	5.69%	0.77	%(c)	0.77	%(c)	0.95%	314%	$38,829
Year Ended 5/31/2019	$10.57	2.65%	0.76%		0.76%		2.10%	203%	$22,397

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	23

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.52	0.13	0.09		0.22	—	—	—
Year Ended 5/31/2023	$9.74	0.27	(0.81)		(0.54)	(0.68)	—	(0.68)
Year Ended 5/31/2022	$12.16	0.36	(0.61)		(0.25)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.41	0.03	1.99		2.02	(0.11)	(0.16)	(0.27)
Year Ended 5/31/2020	$10.59	0.11	0.52		0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.95	0.32	(0.07	)(f)	0.25	(0.38)	(0.23)	(0.61)
Class R
Six Months Ended 11/30/2023 (Unaudited)	$8.35	0.11	0.09		0.20	—	—	—
Year Ended 5/31/2023	$9.56	0.22	(0.80)		(0.58)	(0.63)	—	(0.63)
Year Ended 5/31/2022	$11.97	0.30	(0.60)		(0.30)	(0.40)	(1.71)	(2.11)
Year Ended 5/31/2021	$10.13	(0.03)	1.93		1.90	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.32	0.05	0.52		0.57	(0.24)	(0.52)	(0.76)
Year Ended 5/31/2019	$10.69	0.16	0.02		0.18	(0.32)	(0.23)	(0.55)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2023	5/31/2023	5/31/2022	5/31/2021	5/31/2020
Class A	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Advisor Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%	0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.74	2.58%	0.72	%(c)	0.72	%(c)	3.07%	101%	$20,026
Year Ended 5/31/2023	$8.52	(5.47%)	0.74	%(c)	0.74	%(c)	3.02%	199%	$19,005
Year Ended 5/31/2022	$9.74	(3.40%)	0.72	%(c)	0.72	%(c)	3.13%	260%	$19,579
Year Ended 5/31/2021	$12.16	19.53%	0.71	%(c)	0.71	%(c)	0.23%	227%	$21,369
Year Ended 5/31/2020	$10.41	5.73%	0.72	%(c)	0.72	%(c)	1.04%	314%	$14,168
Year Ended 5/31/2019	$10.59	2.67%	0.71%		0.71%		3.02%	203%	$13,063
Class R
Six Months Ended 11/30/2023 (Unaudited)	$8.55	2.40%	1.26	%(c)	1.26	%(c),(d)	2.53%	101%	$630
Year Ended 5/31/2023	$8.35	(6.02%)	1.27	%(c)	1.27	%(c),(d)	2.47%	199%	$841
Year Ended 5/31/2022	$9.56	(3.91%)	1.25	%(c)	1.25	%(c)	2.69%	260%	$911
Year Ended 5/31/2021	$11.97	18.82%	1.25	%(c)	1.25	%(c)	(0.31%)	227%	$528
Year Ended 5/31/2020	$10.13	5.22%	1.26	%(c)	1.26	%(c),(d)	0.51%	314%	$363
Year Ended 5/31/2019	$10.32	2.07%	1.25%		1.25	%(d)	1.54%	203%	$424

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	25

NOTES TO FINANCIAL STATEMENTS

November 30, 2023 (Unaudited)

Note 1. Organization

Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).

For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.

Fund shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.

As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.

The Fund’s Board of Trustees approved a proposal to liquidate Class R shares of the Fund. Effective on March 11, 2024, Class R shares of the Fund will be closed to new and existing investors and effective on April 19, 2024, Class R shares of the Fund will be liquidated. For federal tax purposes, this liquidation will be treated as a redemption of fund shares.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not

26	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign currency transactions and translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative instruments

The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

(hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap contracts

Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.

Credit default swap contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index or to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

30	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Swap arrangements - contracts for differences

The Fund entered into swap arrangements, particularly contracts for differences (CFDs), to obtain long and short exposures to real estate companies. CFDs are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades for the particular assets.

CFDs are valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap arrangement resets monthly, at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). CFDs are subject to the risk associated with investment in the underlying reference assets. The risk in the case of short CFD positions is unlimited based on the potential for unlimited increases in the market value of the underlying reference assets. The risk may be offset if the Fund holds any of the underlying reference assets. The risk in the case of long CFD positions is limited to the notional amount of the position at the time the Fund enters into the CFD.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2023:

	Asset derivatives

Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) – unrealized appreciation on swap contracts	19,854,784	*
Equity risk	Component of total distributable earnings (loss) – unrealized appreciation on futures contracts	17,376,703	*
Equity risk	Component of total distributable earnings (loss) – unrealized appreciation on swap contracts	289,740	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,162,511
Interest rate risk	Component of total distributable earnings (loss) – unrealized appreciation on futures contracts	4,558,699	*

Total		47,242,437

	Liability derivatives

Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) – unrealized depreciation on futures contracts	5,151,877	*
Equity risk	Component of total distributable earnings (loss) – unrealized depreciation on swap contracts	202	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	10,965,080
Interest rate risk	Component of total distributable earnings (loss) – unrealized depreciation on futures contracts	2,131,700	*

Total		18,248,859

*

Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2023:

Amount of realized gain (loss) on derivatives recognized in income

Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	28,450,006	28,450,006
Equity risk	—	28,994,206	463,855	29,458,061
Foreign exchange risk	32,052,970	—	—	32,052,970
Interest rate risk	—	(27,625,519)	—	(27,625,519)

Total	32,052,970	1,368,687	28,913,861	62,335,518

Change in unrealized appreciation (depreciation) on derivatives recognized in income

Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	6,636,279	6,636,279
Equity risk	—	31,549,014	289,538	31,838,552
Foreign exchange risk	(16,177,261)	—	—	(16,177,261)
Interest rate risk	—	537,821	—	537,821

Total	(16,177,261)	32,086,835	6,925,817	22,835,391

The following table is a summary of the average daily outstanding volume by derivative instrument for the six months ended November 30, 2023:

Derivative instrument	Average notional amounts ($)
Futures contracts – long	1,871,536,951
Futures contracts – short	260,985,957
Credit default swap contracts – sell protection	1,026,016,348

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Swap arrangements – contracts for differences	144,707	(148,438)
Forward foreign currency exchange contracts	14,614,783	(7,221,380)

Asset- and mortgage-backed securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed delivery securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or “forward commitment” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

32	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

To be announced securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage dollar roll transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Treasury inflation protected securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Offsetting of assets and liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2023:

	Barclays ($)	Citi ($)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	State Street ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	—	—	—	—	—	—	447,093	—	—	—	447,093
Forward foreign currency exchange contracts	2,732,798	1,266,798	85,028	113,576	325	—	—	1,031	633,045	329,910	5,162,511
OTC Swap arrangements -contracts for differences (c)	—	—	171,914	—	—	117,826	—	—	—	—	289,740

Total assets	2,732,798	1,266,798	256,942	113,576	325	117,826	447,093	1,031	633,045	329,910	5,899,344

Liabilities
Centrally cleared credit default swap contracts (b)	—	—	—	—	—	—	690,443	—	—	—	690,443
Forward foreign currency exchange contracts	844,326	174,585	2,741,632	3,420,204	13,864	879,787	—	—	896,741	1,993,941	10,965,080
OTC Swap arrangements -contracts for differences (c)	—	—	—	—	—	—	—	—	202	—	202

Total liabilities	844,326	174,585	2,741,632	3,420,204	13,864	879,787	690,443	—	896,943	1,993,941	11,655,725

Total financial and derivative net assets	1,888,472	1,092,213	(2,484,690)	(3,306,628)	(13,539)	(761,961)	(243,350)	1,031	(263,898)	(1,664,031)	(5,756,381)

Total collateral received (pledged) (d)	—	—	(2,484,690)	(890,000)	—	(761,961)	(243,350)	—	—	—	(4,380,001)

Net amount (e)	1,888,472	1,092,213	—	(2,416,628)	(13,539)	—	—	1,031	(263,898)	(1,664,031)	(1,376,380)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)

Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

34	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of class net asset value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	35

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Guarantees and indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements and regulatory updates

Tailored Shareholder Reports

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Note 3. Fees and other transactions with affiliates

Management services fees

The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay a management fee, third party closed-end funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended November 30, 2023 was 0.69% of the Fund’s average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as “acquired funds”) in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships, and the Fund pays no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

36	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Pursuant to some of these arrangements or relationships, certain personnel of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), provide such services to the Fund.

Compensation of Board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” in the Statement of Operations.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.

Transfer agency fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

For the six months ended November 30, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.05

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	37

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.

Distribution and service fees

The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Sales charges

Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2023, if any, are listed below:

	Front End (%)	CDSC (%)		Amount ($)
Class A	5.75	0.50 - 1.00	(a)	50,995
Class C	—	1.00	(b)	2,190

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.

The Fund’s other share classes are not subject to sales charges.

Expenses waived/reimbursed by the Investment Manager and its affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the

38	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:

	October 1, 2023 through September 30, 2024	Prior to October 1, 2023
Class A	1.22%	1.25%
Advisor Class	0.97	1.00
Class C	1.97	2.00
Institutional Class	0.97	1.00
Institutional 2 Class	0.98	1.01
Institutional 3 Class	0.93	0.97
Class R	1.47	1.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At November 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,370,601,000	61,588,000	(246,297,000)	(184,709,000)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

No expiration short-term ($)	No expiration long-term ($)	Total ($)
(342,788,432)	(219,755,969)	(562,544,401)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2023 as arising on June 1, 2023.

Late year ordinary losses ($)	Post-October capital losses ($)
88,167,003	—

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	39

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,132,303,598 and $2,341,478,182, respectively, for the six months ended November 30, 2023, of which $1,897,864,529 and $2,017,641,790, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated money market fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.

Note 7. Interfund lending

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions. Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.

The Fund’s activity in the Interfund Program during the six months ended November 30, 2023 was as follows:

Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,500,000	5.86	2

Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2023.

Note 8. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in

40	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.

The Fund had no borrowings during the six months ended November 30, 2023.

Note 9. Significant risks

Credit risk

Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.

Derivatives risk

Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.

Foreign currency risk

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign securities and emerging market countries risk

Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	41

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.

Leverage risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Market risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

42	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Money market fund investment risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Shareholder concentration risk

At November 30, 2023, affiliated shareholders of record owned 84.9% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 10. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	43

APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Adaptive Risk Allocation Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	Terms of the Management Agreement;

•

Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;

•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;

•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).

44	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, extent and quality of services provided by the Investment Manager

The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.

In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.

In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment performance

The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.

The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.

Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023	45

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.

The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.

On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.

46	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Adaptive Risk Allocation Fund

P.O. Box 219104

Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/investor/

SAR214_05_P01_(01/24)

COLUMBIA DIVIDEND INCOME FUND

In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.

The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

Proxy voting policies and procedures

The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

Fund investment manager

Columbia Management Investment Advisers, LLC (the Investment Manager)

290 Congress Street

Boston, MA 02210

Fund distributor

Columbia Management Investment Distributors, Inc.

290 Congress Street

Boston, MA 02210

Fund transfer agent

Columbia Management Investment Services Corp.

P.O. Box 219104

Kansas City, MO 64121-9104

Columbia Dividend Income Fund  |  Semiannual Report 2023

FUND AT A GLANCE

(Unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Portfolio management

Michael Barclay, CFA

Lead Portfolio Manager

Managed Fund since 2011

Tara Gately, CFA

Portfolio Manager

Managed Fund since 2021

Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended November 30, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A Excluding sales charges	11/25/02	7.83	2.22	9.72	10.04
Including sales charges		1.63	-3.67	8.43	9.39
Advisor Class	11/08/12	7.95	2.46	10.00	10.31
Class C Excluding sales charges	11/25/02	7.40	1.43	8.90	9.21
Including sales charges		6.40	0.44	8.90	9.21
Institutional Class	03/04/98	7.92	2.44	9.99	10.31
Institutional 2 Class	11/08/12	7.95	2.52	10.06	10.41
Institutional 3 Class	11/08/12	8.00	2.56	10.12	10.47
Class R	03/28/08	7.65	1.93	9.44	9.76
Class V Excluding sales charges	03/04/98	7.79	2.18	9.72	10.03
Including sales charges		1.60	-3.70	8.43	9.38
Russell 1000 Index		10.32	13.57	12.25	11.56
Russell 1000 Value Index		7.14	1.36	7.52	8.09

Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia Dividend Income Fund | Semiannual Report 2023	3

FUND AT A GLANCE (continued)

(Unaudited)

Portfolio breakdown (%) (at November 30, 2023)
Common Stocks	98.6
Money Market Funds	1.4

Total	100.0

Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at November 30, 2023)
Communication Services	3.5
Consumer Discretionary	4.8
Consumer Staples	9.5
Energy	8.0
Financials	17.1
Health Care	13.5
Industrials	15.6
Information Technology	18.4
Materials	3.3
Real Estate	1.4
Utilities	4.9

Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Semiannual Report 2023

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2023 — November 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,078.30	1,020.50	4.68	4.55	0.90
Advisor Class	1,000.00	1,000.00	1,079.50	1,021.75	3.38	3.29	0.65
Class C	1,000.00	1,000.00	1,074.00	1,016.70	8.61	8.37	1.66
Institutional Class	1,000.00	1,000.00	1,079.20	1,021.75	3.38	3.29	0.65
Institutional 2 Class	1,000.00	1,000.00	1,079.50	1,022.00	3.12	3.03	0.60
Institutional 3 Class	1,000.00	1,000.00	1,080.00	1,022.25	2.86	2.78	0.55
Class R	1,000.00	1,000.00	1,076.50	1,019.20	6.02	5.86	1.16
Class V	1,000.00	1,000.00	1,077.90	1,020.50	4.68	4.55	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Columbia Dividend Income Fund | Semiannual Report 2023	5

PORTFOLIO OF INVESTMENTS

November 30, 2023 (Unaudited)

(Percentages represent value of investments compared to net assets)

Investments in securities

Common Stocks 98.0%

Issuer	Shares	Value ($)
Communication Services 3.4%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	25,297,313	419,176,476

Media 2.3%
Comcast Corp., Class A	19,792,264	829,097,939

Total Communication Services		1,248,274,415

Consumer Discretionary 4.7%
Distributors 0.4%
Genuine Parts Co.	1,154,306	153,268,751

Hotels, Restaurants & Leisure 1.6%
McDonald’s Corp.	2,042,601	575,686,666

Specialty Retail 2.2%
Home Depot, Inc. (The)	2,610,759	818,446,839

Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc., Class B	1,587,508	175,054,507

Total Consumer Discretionary		1,722,456,763

Consumer Staples 9.3%
Beverages 2.2%
Coca-Cola Co. (The)	8,371,534	489,232,447
PepsiCo, Inc.	1,827,623	307,570,675

Total		796,803,122

Consumer Staples Distribution & Retail 2.0%
Walmart, Inc.	4,690,071	730,197,154

Food Products 1.7%
General Mills, Inc.	2,673,170	170,174,002
Mondelez International, Inc., Class A	6,130,687	435,646,619

Total		605,820,621

Household Products 2.3%
Procter & Gamble Co. (The)	5,504,768	845,091,983

Tobacco 1.1%
Philip Morris International, Inc.	4,118,226	384,477,579

Total Consumer Staples		3,362,390,459

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 7.8%
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	5,289,360	759,552,096
ConocoPhillips Co.	2,624,380	303,299,597
EOG Resources, Inc.	4,212,209	518,396,562
Exxon Mobil Corp.	8,682,898	892,080,940
Valero Energy Corp.	2,956,006	370,564,912

Total		2,843,894,107

Total Energy		2,843,894,107

Financials 16.8%
Banks 7.0%
Bank of America Corp.	13,438,985	409,754,653
JPMorgan Chase & Co.	8,417,280	1,313,769,062
PNC Financial Services Group, Inc. (The)	2,914,011	390,360,913
Wells Fargo & Co.	9,588,152	427,535,698

Total		2,541,420,326

Capital Markets 4.7%
Bank of New York Mellon Corp. (The)	5,365,379	259,255,113
BlackRock, Inc.	556,253	417,873,941
Blackstone, Inc.	1,381,728	155,264,775
CME Group, Inc.	2,205,938	481,688,622
Morgan Stanley	4,992,520	396,106,537

Total		1,710,188,988

Financial Services 1.7%
Visa, Inc., Class A	2,351,167	603,497,546

Insurance 3.4%
Chubb Ltd.	2,652,226	608,500,211
Marsh & McLennan Companies, Inc.	3,080,816	614,376,327

Total		1,222,876,538

Total Financials		6,077,983,398

Health Care 13.2%
Biotechnology 2.0%
AbbVie, Inc.	5,216,616	742,793,952

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Columbia Dividend Income Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	3,319,328	346,172,717
Becton Dickinson & Co.	1,895,424	447,661,241
Medtronic PLC	4,402,263	348,967,388

Total		1,142,801,346

Health Care Providers & Services 3.0%
Elevance Health, Inc.	1,011,195	484,857,890
UnitedHealth Group, Inc.	1,105,371	611,237,002

Total		1,096,094,892

Pharmaceuticals 5.0%
Bristol-Myers Squibb Co.	4,998,367	246,819,362
Johnson & Johnson	5,975,683	924,199,133
Merck & Co., Inc.	6,256,101	641,125,231

Total		1,812,143,726

Total Health Care		4,793,833,916

Industrials 15.3%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	890,605	398,786,201
Northrop Grumman Corp.	1,011,798	480,765,938

Total		879,552,139

Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	3,254,965	493,485,244

Building Products 1.0%
Trane Technologies PLC	1,594,997	359,528,274

Commercial Services & Supplies 0.8%
Waste Management, Inc.	1,772,574	303,092,428

Electrical Equipment 1.6%
Eaton Corp. PLC	2,499,864	569,194,034

Ground Transportation 1.9%
Union Pacific Corp.	3,057,449	688,751,536

Industrial Conglomerates 1.6%
Honeywell International, Inc.	3,056,844	598,896,876

Machinery 3.2%
Cummins, Inc.	1,183,183	265,222,301
Illinois Tool Works, Inc.	951,674	230,504,960
Parker-Hannifin Corp.	1,533,988	664,492,922

Total		1,160,220,183

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 1.4%
Automatic Data Processing, Inc.	1,380,084	317,308,913
Booz Allen Hamilton Holding Corp.	1,417,983	177,432,213

Total		494,741,126

Total Industrials		5,547,461,840

Information Technology 18.0%
Communications Equipment 2.2%
Cisco Systems, Inc.	16,538,693	800,141,967

IT Services 2.9%
Accenture PLC, Class A	1,457,539	485,564,542
International Business Machines Corp.	3,670,337	581,968,635

Total		1,067,533,177

Semiconductors & Semiconductor Equipment 8.9%
Analog Devices, Inc.	3,301,842	605,491,786
Broadcom, Inc.	783,707	725,501,081
KLA Corp.	1,115,458	607,500,736
Lam Research Corp.	761,170	544,936,826
Microchip Technology, Inc.	5,498,974	458,834,391
Texas Instruments, Inc.	1,867,709	285,217,841

Total		3,227,482,661

Software 4.0%
Microsoft Corp.	3,791,573	1,436,664,926

Total Information Technology		6,531,822,731

Materials 3.3%
Chemicals 2.4%
Linde PLC	1,171,199	484,607,010
PPG Industries, Inc.	2,562,717	363,880,187

Total		848,487,197

Containers & Packaging 0.9%
Avery Dennison Corp.	987,929	192,152,191
Packaging Corp. of America	842,997	141,631,926

Total		333,784,117

Total Materials		1,182,271,314

Real Estate 1.4%
Industrial REITs 0.5%
Prologis, Inc.	1,485,927	170,777,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	7

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Residential REITs 0.5%
AvalonBay Communities, Inc.	1,017,136	175,903,500

Specialized REITs 0.4%
Public Storage	628,581	162,651,619

Total Real Estate		509,332,709

Utilities 4.8%
Electric Utilities 2.9%
American Electric Power Co., Inc.	3,055,067	243,030,580
Entergy Corp.	2,300,167	233,259,935
Eversource Energy	2,158,538	128,238,743
NextEra Energy, Inc.	3,011,781	176,219,306
Southern Co. (The)	3,972,071	281,937,600

Total		1,062,686,164

Multi-Utilities 1.9%
Ameren Corp.	2,440,989	189,396,337
CMS Energy Corp.	2,682,154	152,239,061
DTE Energy Co.	1,184,210	123,288,103
WEC Energy Group, Inc.	2,504,620	209,436,324

Total		674,359,825

Total Utilities		1,737,045,989

Total Common Stocks (Cost $23,647,191,458)		35,556,767,641

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.605%(a),(b)	520,246,273	520,142,224
Total Money Market Funds (Cost $520,054,964)		520,142,224

Total Investments in Securities (Cost: $24,167,246,422)		36,076,909,865

Other Assets & Liabilities, Net		203,057,723

Net Assets		36,279,967,588

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at November 30, 2023.
(b)

As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2023 are as follows:

				Net change in
				unrealized
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.605%	497,490,621	1,400,777,221	(1,378,292,722)	167,104	520,142,224	(56,512)	13,711,137	520,246,273

Fair value measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Fair value inputs are summarized in the three broad levels listed below:

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Columbia Dividend Income Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Fair value measurements (continued)

•

Level 1 —  Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2023:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,248,274,415	—	—	1,248,274,415
Consumer Discretionary	1,722,456,763	—	—	1,722,456,763
Consumer Staples	3,362,390,459	—	—	3,362,390,459
Energy	2,843,894,107	—	—	2,843,894,107
Financials	6,077,983,398	—	—	6,077,983,398
Health Care	4,793,833,916	—	—	4,793,833,916
Industrials	5,547,461,840	—	—	5,547,461,840
Information Technology	6,531,822,731	—	—	6,531,822,731
Materials	1,182,271,314	—	—	1,182,271,314
Real Estate	509,332,709	—	—	509,332,709
Utilities	1,737,045,989	—	—	1,737,045,989

Total Common Stocks	35,556,767,641	—	—	35,556,767,641

Money Market Funds	520,142,224	—	—	520,142,224

Total Investments in Securities	36,076,909,865	—	—	36,076,909,865

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	9

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $23,647,191,458)	$35,556,767,641
Affiliated issuers (cost $520,054,964)	520,142,224
Receivable for:
Investments sold	311,484,364
Capital shares sold	23,753,242
Dividends	94,876,357
Foreign tax reclaims	299,062
Trustees’ fees	856,903
Prepaid expenses	222,863
Other assets	10,844

Total assets	36,508,413,500

Liabilities
Payable for:
Investments purchased	188,163,624
Capital shares redeemed	34,716,281
Management services fees	521,641
Distribution and/or service fees	64,433
Transfer agent fees	3,253,222
Trustees’ fees	1,333,238
Compensation of chief compliance officer	3,464
Other expenses	390,009

Total liabilities	228,445,912

Net assets applicable to outstanding capital stock	$36,279,967,588

Represented by
Paid in capital	22,877,678,349
Total distributable earnings (loss)	13,402,289,239

Total - representing net assets applicable to outstanding capital stock	$36,279,967,588

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Columbia Dividend Income Fund | Semiannual Report 2023

STATEMENT OF ASSETS AND LIABILITIES (continued)

November 30, 2023 (Unaudited)

Class A
Net assets	$4,030,765,468
Shares outstanding	133,622,832
Net asset value per share	$30.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$32.01
Advisor Class
Net assets	$3,351,259,882
Shares outstanding	108,856,581
Net asset value per share	$30.79
Class C
Net assets	$1,247,215,528
Shares outstanding	42,873,613
Net asset value per share	$29.09
Institutional Class
Net assets	$17,016,107,509
Shares outstanding	563,405,397
Net asset value per share	$30.20
Institutional 2 Class
Net assets	$2,946,349,934
Shares outstanding	95,804,485
Net asset value per share	$30.75
Institutional 3 Class
Net assets	$7,414,762,365
Shares outstanding	240,680,893
Net asset value per share	$30.81
Class R
Net assets	$190,373,850
Shares outstanding	6,307,063
Net asset value per share	$30.18
Class V
Net assets	$83,133,052
Shares outstanding	2,754,440
Net asset value per share	$30.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$32.02

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	11

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$475,839,792
Dividends — affiliated issuers	13,711,137

Total income	489,550,929

Expenses:
Management services fees	96,066,523
Distribution and/or service fees
Class A	5,066,399
Class C	6,319,025
Class R	488,061
Class V	105,073
Transfer agent fees
Class A	2,298,864
Advisor Class	1,876,182
Class C	716,839
Institutional Class	9,658,724
Institutional 2 Class	815,763
Institutional 3 Class	231,318
Class R	110,725
Class V	46,997
Trustees’ fees	278,088
Custodian fees	76,482
Printing and postage fees	678,889
Registration fees	197,721
Accounting services fees	15,406
Legal fees	256,972
Compensation of chief compliance officer	3,464
Other	268,277

Total expenses	125,575,792

Expense reduction	(1,740)

Total net expenses	125,574,052

Net investment income	363,976,877

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	542,474,912
Investments — affiliated issuers	(56,512)

Net realized gain	542,418,400
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,829,524,956
Investments — affiliated issuers	167,104

Net change in unrealized appreciation (depreciation)	1,829,692,060

Net realized and unrealized gain	2,372,110,460

Net increase in net assets resulting from operations	$2,736,087,337

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Columbia Dividend Income Fund | Semiannual Report 2023

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2023	Year Ended
	(Unaudited)	May 31, 2023
Operations
Net investment income	$363,976,877	$732,948,327
Net realized gain	542,418,400	1,142,542,542
Net change in unrealized appreciation (depreciation)	1,829,692,060	(2,438,000,767)

Net increase (decrease) in net assets resulting from operations	2,736,087,337	(562,509,898)

Distributions to shareholders
Net investment income and net realized gains
Class A	(33,115,146)	(154,151,214)
Advisor Class	(30,296,988)	(125,342,783)
Class C	(5,758,156)	(39,242,163)
Institutional Class	(160,739,452)	(673,349,498)
Institutional 2 Class	(27,694,641)	(113,983,696)
Institutional 3 Class	(72,818,994)	(292,108,284)
Class R	(1,360,656)	(7,283,081)
Class V	(685,181)	(3,116,021)

Total distributions to shareholders	(332,469,214)	(1,408,576,740)

Decrease in net assets from capital stock activity	(1,203,380,768)	(699,230,374)

Total increase (decrease) in net assets	1,200,237,355	(2,670,317,012)
Net assets at beginning of period	35,079,730,233	37,750,047,245

Net assets at end of period	$36,279,967,588	$35,079,730,233

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended		Year Ended
	November 30, 2023 (Unaudited)		May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	7,869,612	232,814,745	22,850,983	653,720,647
Distributions reinvested	948,555	27,789,257	4,510,442	130,057,930
Shares redeemed	(15,827,727)	(466,965,237)	(34,283,933)	(978,042,663)

Net decrease	(7,009,560)	(206,361,235)	(6,922,508)	(194,264,086)

Advisor Class
Shares sold	12,589,311	377,843,421	24,553,496	718,386,500
Distributions reinvested	1,008,660	30,146,925	4,247,838	124,704,086
Shares redeemed	(13,888,367)	(417,396,676)	(29,638,020)	(866,623,980)

Net decrease	(290,396)	(9,406,330)	(836,686)	(23,533,394)

Class C
Shares sold	2,063,008	58,845,341	5,996,819	166,176,131
Distributions reinvested	178,433	5,047,534	1,204,095	33,818,342
Shares redeemed	(4,616,084)	(131,550,069)	(8,938,103)	(246,374,902)

Net decrease	(2,374,643)	(67,657,194)	(1,737,189)	(46,380,429)

Institutional Class
Shares sold	48,902,875	1,447,883,707	118,495,412	3,391,400,366
Distributions reinvested	4,827,289	141,549,900	20,599,048	593,407,172
Shares redeemed	(70,662,387)	(2,086,908,156)	(152,768,478)	(4,373,840,875)

Net decrease	(16,932,223)	(497,474,549)	(13,674,018)	(389,033,337)

Institutional 2 Class
Shares sold	9,024,924	270,476,362	26,645,634	774,006,652
Distributions reinvested	914,333	27,295,117	3,818,719	111,923,333
Shares redeemed	(11,495,122)	(346,888,183)	(31,113,728)	(901,900,606)

Net decrease	(1,555,865)	(49,116,704)	(649,375)	(15,970,621)

Institutional 3 Class
Shares sold	15,078,392	454,994,264	46,402,567	1,351,589,075
Distributions reinvested	1,676,314	50,116,937	6,726,837	197,370,827
Shares redeemed	(28,527,461)	(859,550,010)	(53,142,236)	(1,549,338,118)

Net decrease	(11,772,755)	(354,438,809)	(12,832)	(378,216)

Class R
Shares sold	218,929	6,460,960	724,188	20,764,907
Distributions reinvested	46,339	1,359,145	251,212	7,268,313
Shares redeemed	(775,144)	(22,900,993)	(1,847,553)	(52,957,402)

Net decrease	(509,876)	(15,080,888)	(872,153)	(24,924,182)

Class V
Shares sold	5,953	176,442	19,359	557,987
Distributions reinvested	19,023	557,610	88,468	2,552,565
Shares redeemed	(155,356)	(4,579,111)	(272,715)	(7,856,661)
Net decrease	(130,380)	(3,845,059)	(164,888)	(4,746,109)

Total net decrease	(40,575,698)	(1,203,380,768)	(24,869,649)	(699,230,374)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Columbia Dividend Income Fund | Semiannual Report 2023

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Columbia Dividend Income Fund | Semiannual Report 2023	15

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

			Net
			realized		Distributions	Distributions
	Net asset value,	Net	and	Total from	from net	from net	Total
	beginning of	investment	unrealized	investment	investment	realized	distributions to
	period	income	gain (loss)	operations	income	gains	shareholders
Class A
Six Months Ended 11/30/2023 (Unaudited)	$28.21	0.27	1.93	2.20	(0.24)	—	(0.24)
Year Ended 5/31/2023	$29.77	0.52	(1.02)	(0.50)	(0.50)	(0.56)	(1.06)
Year Ended 5/31/2022	$29.50	0.42	0.71	1.13	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.13	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.45	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$28.79	0.31	1.97	2.28	(0.28)	—	(0.28)
Year Ended 5/31/2023	$30.36	0.60	(1.03)	(0.43)	(0.58)	(0.56)	(1.14)
Year Ended 5/31/2022	$30.06	0.51	0.72	1.23	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.54	0.45	7.51	7.96	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.84	0.48	0.94	1.42	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Class C
Six Months Ended 11/30/2023 (Unaudited)	$27.21	0.15	1.86	2.01	(0.13)	—	(0.13)
Year Ended 5/31/2023	$28.73	0.29	(0.96)	(0.67)	(0.29)	(0.56)	(0.85)
Year Ended 5/31/2022	$28.49	0.19	0.68	0.87	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2021	$21.38	0.18	7.14	7.32	(0.21)	—	(0.21)
Year Ended 5/31/2020	$20.73	0.23	0.91	1.14	(0.23)	(0.26)	(0.49)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$28.25	0.30	1.93	2.23	(0.28)	—	(0.28)
Year Ended 5/31/2023	$29.81	0.59	(1.01)	(0.42)	(0.58)	(0.56)	(1.14)
Year Ended 5/31/2022	$29.53	0.50	0.71	1.21	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.15	0.44	7.38	7.82	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.48	0.47	0.92	1.39	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$28.76	0.32	1.96	2.28	(0.29)	—	(0.29)
Year Ended 5/31/2023	$30.33	0.62	(1.04)	(0.42)	(0.59)	(0.56)	(1.15)
Year Ended 5/31/2022	$30.03	0.52	0.73	1.25	(0.50)	(0.45)	(0.95)
Year Ended 5/31/2021	$22.52	0.46	7.51	7.97	(0.46)	—	(0.46)
Year Ended 5/31/2020	$21.83	0.49	0.94	1.43	(0.48)	(0.26)	(0.74)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Columbia Dividend Income Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net		Total gross	Total net		Net investment		Net
	asset		expense	expense		income		assets,
	value,		ratio to	ratio to		ratio to		end of
	end of	Total	average	average		average	Portfolio	period
	period	return	net assets(a)	net assets(a),(b)		net assets	turnover	(000’s)
Class A
Six Months Ended 11/30/2023 (Unaudited)	$30.17	7.83%	0.90%	0.90	%(c)	1.80%	7%	$4,030,765
Year Ended 5/31/2023	$28.21	(1.71%)	0.91%	0.91	%(c)	1.81%	17%	$3,967,471
Year Ended 5/31/2022	$29.77	3.80%	0.90%	0.90	%(c)	1.38%	16%	$4,392,792
Year Ended 5/31/2021	$29.50	35.42%	0.92%	0.92	%(c)	1.49%	11%	$4,247,346
Year Ended 5/31/2020	$22.13	6.26%	0.94%	0.94	%(c)	1.80%	14%	$2,689,884
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96	%(c)	1.77%	13%	$2,094,539
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$30.79	7.95%	0.65%	0.65	%(c)	2.05%	7%	$3,351,260
Year Ended 5/31/2023	$28.79	(1.46%)	0.66%	0.66	%(c)	2.06%	17%	$3,142,105
Year Ended 5/31/2022	$30.36	4.08%	0.65%	0.65	%(c)	1.63%	16%	$3,338,904
Year Ended 5/31/2021	$30.06	35.76%	0.67%	0.67	%(c)	1.74%	11%	$3,140,636
Year Ended 5/31/2020	$22.54	6.53%	0.69%	0.69	%(c)	2.07%	14%	$1,640,078
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71	%(c)	2.04%	13%	$815,017
Class C
Six Months Ended 11/30/2023 (Unaudited)	$29.09	7.40%	1.66%	1.66	%(c)	1.05%	7%	$1,247,216
Year Ended 5/31/2023	$27.21	(2.42%)	1.66%	1.66	%(c)	1.06%	17%	$1,231,203
Year Ended 5/31/2022	$28.73	3.01%	1.65%	1.65	%(c)	0.63%	16%	$1,350,125
Year Ended 5/31/2021	$28.49	34.43%	1.67%	1.67	%(c)	0.75%	11%	$1,286,989
Year Ended 5/31/2020	$21.38	5.44%	1.69%	1.69	%(c)	1.05%	14%	$1,037,413
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71	%(c)	1.02%	13%	$856,621
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$30.20	7.92%	0.65%	0.65	%(c)	2.05%	7%	$17,016,108
Year Ended 5/31/2023	$28.25	(1.45%)	0.66%	0.66	%(c)	2.06%	17%	$16,392,771
Year Ended 5/31/2022	$29.81	4.09%	0.65%	0.65	%(c)	1.63%	16%	$17,707,133
Year Ended 5/31/2021	$29.53	35.76%	0.67%	0.67	%(c)	1.74%	11%	$16,364,361
Year Ended 5/31/2020	$22.15	6.50%	0.69%	0.69	%(c)	2.06%	14%	$9,604,530
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71	%(c)	2.02%	13%	$5,966,124
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$30.75	7.95%	0.60%	0.60%		2.11%	7%	$2,946,350
Year Ended 5/31/2023	$28.76	(1.40%)	0.60%	0.60%		2.12%	17%	$2,799,839
Year Ended 5/31/2022	$30.33	4.16%	0.59%	0.59%		1.69%	16%	$2,972,324
Year Ended 5/31/2021	$30.03	35.84%	0.61%	0.61%		1.79%	11%	$3,093,985
Year Ended 5/31/2020	$22.52	6.57%	0.62%	0.62%		2.13%	14%	$1,385,364
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%		2.11%	13%	$772,924

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	17

FINANCIAL HIGHLIGHTS (continued)

			Net
			realized		Distributions	Distributions
	Net asset value,	Net	and	Total from	from net	from net	Total
	beginning of	investment	unrealized	investment	investment	realized	distributions to
	period	income	gain (loss)	operations	income	gains	shareholders
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$28.81	0.33	1.96	2.29	(0.29)	—	(0.29)
Year Ended 5/31/2023	$30.38	0.63	(1.03)	(0.40)	(0.61)	(0.56)	(1.17)
Year Ended 5/31/2022	$30.08	0.54	0.73	1.27	(0.52)	(0.45)	(0.97)
Year Ended 5/31/2021	$22.55	0.48	7.52	8.00	(0.47)	—	(0.47)
Year Ended 5/31/2020	$21.86	0.50	0.94	1.44	(0.49)	(0.26)	(0.75)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Class R
Six Months Ended 11/30/2023 (Unaudited)	$28.23	0.23	1.92	2.15	(0.20)	—	(0.20)
Year Ended 5/31/2023	$29.79	0.45	(1.02)	(0.57)	(0.43)	(0.56)	(0.99)
Year Ended 5/31/2022	$29.51	0.35	0.71	1.06	(0.33)	(0.45)	(0.78)
Year Ended 5/31/2021	$22.14	0.31	7.38	7.69	(0.32)	—	(0.32)
Year Ended 5/31/2020	$21.46	0.35	0.94	1.29	(0.35)	(0.26)	(0.61)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Class V
Six Months Ended 11/30/2023 (Unaudited)	$28.23	0.27	1.92	2.19	(0.24)	—	(0.24)
Year Ended 5/31/2023	$29.79	0.52	(1.02)	(0.50)	(0.50)	(0.56)	(1.06)
Year Ended 5/31/2022	$29.51	0.42	0.72	1.14	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.14	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.46	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Columbia Dividend Income Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net		Total gross	Total net		Net investment		Net
	asset		expense	expense		income		assets,
	value,		ratio to	ratio to		ratio to		end of
	end of	Total	average	average		average	Portfolio	period
	period	return	net assets(a)	net assets(a),(b)		net assets	turnover	(000’s)
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$30.81	8.00%	0.55%	0.55%		2.16%	7%	$7,414,762
Year Ended 5/31/2023	$28.81	(1.36%)	0.55%	0.55%		2.17%	17%	$7,272,474
Year Ended 5/31/2022	$30.38	4.20%	0.55%	0.55%		1.74%	16%	$7,668,907
Year Ended 5/31/2021	$30.08	35.95%	0.56%	0.56%		1.85%	11%	$6,667,177
Year Ended 5/31/2020	$22.55	6.62%	0.57%	0.57%		2.17%	14%	$3,986,971
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%		2.15%	13%	$2,955,434
Class R
Six Months Ended 11/30/2023 (Unaudited)	$30.18	7.65%	1.16%	1.16	%(c)	1.55%	7%	$190,374
Year Ended 5/31/2023	$28.23	(1.96%)	1.15%	1.15	%(c)	1.56%	17%	$192,439
Year Ended 5/31/2022	$29.79	3.56%	1.15%	1.15	%(c)	1.13%	16%	$229,025
Year Ended 5/31/2021	$29.51	35.08%	1.17%	1.17	%(c)	1.24%	11%	$217,516
Year Ended 5/31/2020	$22.14	5.97%	1.19%	1.19	%(c)	1.54%	14%	$137,720
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21	%(c)	1.52%	13%	$113,166
Class V
Six Months Ended 11/30/2023 (Unaudited)	$30.18	7.79%	0.90%	0.90	%(c)	1.80%	7%	$83,133
Year Ended 5/31/2023	$28.23	(1.71%)	0.91%	0.91	%(c)	1.81%	17%	$81,428
Year Ended 5/31/2022	$29.79	3.83%	0.90%	0.90	%(c)	1.38%	16%	$90,837
Year Ended 5/31/2021	$29.51	35.40%	0.92%	0.92	%(c)	1.50%	11%	$94,062
Year Ended 5/31/2020	$22.14	6.26%	0.94%	0.94	%(c)	1.78%	14%	$74,269
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96	%(c)	1.76%	13%	$76,067

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Dividend Income Fund | Semiannual Report 2023	19

NOTES TO FINANCIAL STATEMENTS

November 30, 2023 (Unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.

As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.

In September 2023, the Board of Trustees of the Fund approved a proposal to combine Class V shares into Class A shares of the Fund (the Proposal). Shareholders holding Class V shares of the Fund on the record date of October 6, 2023, received a proxy to vote on the Proposal and at a meeting held on December 7, 2023, the Proposal was approved. On December 8, 2023, Class V shareholders received Class A shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Class V shares. The combination of Class V shares into Class A shares was tax-free for federal tax purposes.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by

20	Columbia Dividend Income Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Columbia Dividend Income Fund | Semiannual Report 2023	21

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Determination of class net asset value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Distributions to shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent accounting pronouncements and regulatory updates

Tailored Shareholder Reports

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Note 3. Fees and other transactions with affiliates

Management services fees

The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting

22	Columbia Dividend Income Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5025% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2023 was 0.5305% of the Fund’s average daily net assets.

Compensation of Board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” in the Statement of Operations.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.

Transfer agency fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

For the six months ended November 30, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
Class V	0.11

Columbia Dividend Income Fund | Semiannual Report 2023	23

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,740.

Distribution and service fees

The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Shareholder services fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.

Sales charges

Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2023, if any, are listed below:

	Front End (%)	CDSC (%)		Amount ($)
Class A	5.75	0.50 - 1.00	(a)	1,570,823
Class C	—	1.00	(b)	32,389
Class V	5.75	0.50 - 1.00	(a)	148

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.

The Fund’s other share classes are not subject to sales charges.

24	Columbia Dividend Income Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Expenses waived/reimbursed by the Investment Manager and its affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/ expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:

	October 1, 2023
	through	Prior to
	September 30, 2024	October 1, 2023
Class A	1.09%	1.10%
Advisor Class	0.84	0.85
Class C	1.84	1.85
Institutional Class	0.84	0.85
Institutional 2 Class	0.78	0.79
Institutional 3 Class	0.73	0.74
Class R	1.34	1.35
Class V	1.09	1.10

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At November 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Federal	Gross unrealized	Gross unrealized	Net unrealized
tax cost ($)	appreciation ($)	(depreciation) ($)	appreciation ($)
24,167,246,000	12,273,330,000	(363,666,000)	11,909,664,000

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Columbia Dividend Income Fund | Semiannual Report 2023	25

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,552,631,334 and $3,900,058,948, respectively, for the six months ended November 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated money market fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets and, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF.

Note 7. Interfund lending

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.

Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.

The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2023.

Note 8. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.

The Fund had no borrowings during the six months ended November 30, 2023.

26	Columbia Dividend Income Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Note 9. Significant risks

Market risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.

Note 10. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Dividend Income Fund | Semiannual Report 2023	27

APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	Terms of the Management Agreement;

•

Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;

•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;

•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).

28	Columbia Dividend Income Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, extent and quality of services provided by the Investment Manager

The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.

In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.

In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment performance

The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.

The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the

Columbia Dividend Income Fund | Semiannual Report 2023	29

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/ vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.

The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.

On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.

30	Columbia Dividend Income Fund | Semiannual Report 2023

RESULTS OF MEETING OF SHAREHOLDERS

During the period, the Board of Trustees of Columbia Funds Series Trust I solicited approval of the holders of Class V shares of Columbia Dividend Income Fund (the “Fund”) for the combination of the Fund’s Class V shares with Class A shares of the Fund including, as part of such combination, the adoption with respect to Class V shares of a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 identical to that currently in effect with respect to Class A shares of the Fund (the “Proposal”). At a Joint Special Meeting of Shareholders held on December 7, 2023, Class V shareholders approved the Proposal. Shareholders of each Fund were entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the record date, and each fractional dollar amount is entitled to a proportionate fractional vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,153,098.012	112,437.935	230,598.232	0

Columbia Dividend Income Fund | Semiannual Report 2023	31

Columbia Dividend Income Fund

P.O. Box 219104

Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/investor/

SAR139_05_P01_(01/24)

COLUMBIA HIGH YIELD MUNICIPAL FUND

In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.

The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.

Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Municipal Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

Proxy voting policies and procedures

The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.

Quarterly schedule of investments

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.

Additional Fund information

For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

Fund investment manager

Columbia Management Investment Advisers, LLC (the Investment Manager)

290 Congress Street

Boston, MA 02210

Fund distributor

Columbia Management Investment Distributors, Inc.

290 Congress Street

Boston, MA 02210

Fund transfer agent

Columbia Management Investment Services Corp.

P.O. Box 219104

Kansas City, MO 64121-9104

Columbia High Yield Municipal Fund | Semiannual Report 2023

FUND AT A GLANCE

(Unaudited)

Investment objective

The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.

Portfolio management

Douglas White, CFA

Lead Portfolio Manager

Managed Fund since 2018

Catherine Stienstra

Portfolio Manager

Managed Fund since 2016

Average annual total returns (%) (for the period ended November 30, 2023)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A Excluding sales charges	07/31/00	0.87	2.42	0.53	2.87
Including sales charges		-2.14	-0.61	-0.08	2.55
Advisor Class	03/19/13	0.97	2.63	0.74	3.09
Class C Excluding sales charges	07/15/02	0.56	1.81	-0.09	2.24
Including sales charges		-0.42	0.83	-0.09	2.24
Institutional Class	03/05/84	0.97	2.63	0.73	3.08
Institutional 2 Class	11/08/12	1.09	2.76	0.77	3.15
Institutional 3 Class*	03/01/17	1.01	2.70	0.80	3.14
Blended Benchmark		3.12	5.54	2.87	4.24
Bloomberg High Yield Municipal Bond Index		3.33	5.85	3.06	4.59

Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.

*

The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark is a weighted custom composite consisting of 80% Bloomberg High Yield Municipal Bond Index and 20% Bloomberg Municipal Bond Index.

The Bloomberg High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.

The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Columbia High Yield Municipal Fund | Semiannual Report 2023     3

FUND AT A GLANCE (continued)

(Unaudited)

Quality breakdown (%) (at November 30, 2023)

AAA rating	0.7
AA rating	3.0
A rating	12.0
BBB rating	14.5
BB rating	12.1
B rating	2.2
CCC rating	0.4
Not rated	55.1
Total	100.0

Percentages indicated are based upon total fixed income investments.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Top Ten States/Territories (%)
(at November 30, 2023)

Illinois	10.5
Colorado	9.4
Florida	9.2
Texas	7.8
Puerto Rico	6.1
California	5.1
Wisconsin	4.9
New York	4.7
Pennsylvania	4.1
Ohio	3.4

Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4    Columbia High Yield Municipal Fund | Semiannual Report 2023

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

June 1, 2023 — November 30, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.70	1,020.90	4.12	4.14	0.82
Advisor Class	1,000.00	1,000.00	1,009.70	1,021.90	3.12	3.13	0.62
Class C	1,000.00	1,000.00	1,005.60	1,017.90	7.12	7.16	1.42
Institutional Class	1,000.00	1,000.00	1,009.70	1,021.90	3.12	3.13	0.62
Institutional 2 Class	1,000.00	1,000.00	1,010.90	1,022.00	3.02	3.03	0.60
Institutional 3 Class	1,000.00	1,000.00	1,010.10	1,022.25	2.76	2.78	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia High Yield Municipal Fund | Semiannual Report 2023     5

PORTFOLIO OF INVESTMENTS

November 30, 2023 (Unaudited)

(Percentages represent value of investments compared to net assets)

Investments in securities

Municipal Bonds 98.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.2%
Black Belt Energy Gas District
Refunding Revenue Bonds
Gas Project
Series 2023D-1 (Mandatory Put 02/01/29)
06/01/2049	5.500%	1,100,000	1,153,415

Alaska 0.1%
Northern Tobacco Securitization Corp.(a)
Refunding Revenue Bonds
Series 2021B-2
06/01/2066	0.000%	5,000,000	552,889

Arizona 2.2%
Arizona Industrial Development Authority(b),(c)
Revenue Bonds
Legacy Cares, Inc. Project
Series 2020
07/01/2050	0.000%	3,000,000	180,000
Series 2021A
07/01/2051	0.000%	500,000	30,000
Arizona Industrial Development Authority(b)
Revenue Bonds
Pinecrest Academy of Northern Nevada Project
Series 2022
07/15/2029	4.500%	2,500,000	2,339,136
Industrial Development Authority of the County of Pima (The)(b)
Refunding Revenue Bonds
American Leadership Academy
Series 2022
06/15/2057	4.000%	4,000,000	2,827,429
Revenue Bonds
La Posada at Pusch Ridge Project
Series 2022
11/15/2057	7.000%	1,000,000	1,009,191
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2046	5.000%	1,500,000	1,422,007
Series 2018
02/15/2048	5.000%	230,000	215,888
Maricopa County Industrial Development Authority(b),(d)
Revenue Bonds
Commercial Metals Co.
Series 2022
10/15/2047	4.000%	3,000,000	2,510,898

Total			10,534,549

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.8%
Arkansas Development Finance Authority(d)
Revenue Bonds
Green Bonds - United States Steel Corp. Project
Series 2023
05/01/2053	5.700%	2,000,000	1,999,880
Arkansas Development Finance Authority(b),(d)
Revenue Bonds
Green Bonds-Hybar Steel Project
Series 2023
07/01/2048	6.875%	2,000,000	2,055,573

Total			4,055,453

California 4.7%
California County Tobacco Securitization Agency
Refunding Revenue Bonds
Subordinated Series 2020B-1
06/01/2049	5.000%	265,000	268,663
California Municipal Finance Authority(b),(c),(d)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Statewide Communities Development Authority(b)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,009,157
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	502,176
CMFA Special Finance Agency(b)
Revenue Bonds
Junior Bonds - Latitude33
Series 2021A
12/01/2045	4.000%	2,000,000	1,533,184
Junior Bonds - Solana at Grand
Series 2021A-2
08/01/2045	4.000%	5,000,000	3,928,953
CSCDA Community Improvement Authority(b)
Revenue Bonds
Social Bonds - Mezzanine Lien - Westgate Phase 1-Pasadena
Series 2021
06/01/2057	4.000%	2,000,000	1,267,837
Social Bonds - Millennium South Bay-Hawthorne
Series 2021
07/01/2058	4.000%	3,000,000	1,978,322

The accompanying Notes to Financial Statements are an integral part of this statement.

6    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Golden State Tobacco Securitization Corp.(a)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	40,000,000	4,156,772
Hastings Campus Housing Finance Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2061	5.000%	1,000,000	830,907
Hastings Campus Housing Finance Authority(a),(b)
Revenue Bonds
Green Bonds
Subordinated Series 2020A
07/01/2061	0.000%	3,000,000	1,128,593
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	6,142,496

Total			22,783,760

Colorado 9.3%
Aerotropolis Regional Transportation Authority
Revenue Bonds
Series 2021
12/01/2052	4.375%	2,500,000	1,962,003
Aurora Crossroads Metropolitan District No. 2
Limited General Obligation Bonds
Senior Series 2020A
12/01/2050	5.000%	1,000,000	870,721
City & County of Denver Airport System(d)
Revenue Bonds
Series 2022A
11/15/2047	5.000%	900,000	938,050
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	5,092,403
Colorado Educational & Cultural Facilities Authority(b)
Refunding Revenue Bonds
New Summit Charter Academy Project
Series 2021
07/01/2051	4.000%	715,000	515,771
07/01/2061	4.000%	1,225,000	834,105
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Christian Living Neighborhoods
Series 2021
01/01/2042	4.000%	1,000,000	789,564

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	3,250,000	2,853,080
Revenue Bonds
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	3,679,887
Eagle Brook Meadows Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021
12/01/2051	5.000%	1,500,000	1,270,689
Fiddlers Business Improvement District(b)
Unlimited General Obligation Refunding Bonds
Series 2022
12/01/2047	5.550%	3,000,000	3,002,830
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	4,000,000	3,809,538
Lanterns Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021A
12/01/2050	4.500%	2,830,000	2,026,538
Peak Metropolitan District No. 1(b)
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.000%	1,150,000	979,570
Peak Metropolitan District No. 3(a)
Limited General Obligation Bonds
Capital Appreciation
Series 2022
12/01/2052	0.000%	2,000,000	1,119,709
Rampart Range Metropolitan District No. 5
Revenue Bonds
Series 2021
12/01/2051	4.000%	2,500,000	1,760,712
RRC Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021
12/01/2051	5.250%	2,500,000	2,074,061
Sagebrush Farm Metropolitan District No. 1
Limited General Obligation Bonds
Series 2022A
12/01/2052	6.750%	2,000,000	1,947,211
Senac South Metropolitan District No. 1
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.250%	3,000,000	2,543,193

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     7

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sky Ranch Community Authority Board
Limited General Obligation Bonds
Series 2022A
12/01/2052	5.750%	1,250,000	1,160,497
Sterling Ranch Community Authority Board
Refunding Revenue Bonds
Series 2022A
12/01/2053	6.750%	2,000,000	2,041,203
Waterfront at Foster Lake Metropolitan District No. 2
Revenue Bonds
Series 2022
12/01/2028	4.625%	2,000,000	1,850,279
Windler Public Improvement Authority
Revenue Bonds
Series 2021A-1
12/01/2051	4.125%	4,000,000	2,410,218

Total			45,531,832

Connecticut 0.5%
Connecticut State Health & Educational Facility Authority(b)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,348,165
Stamford Housing Authority(b)
Revenue Bonds
The Dogwoods Project
BAN Series 2022
12/01/2027	11.000%	1,000,000	1,075,955

Total			2,424,120

District of Columbia 0.9%
District of Columbia
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	595,471
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	4,275,000	3,827,801

Total			4,423,272

Florida 9.2%
Capital Trust Agency, Inc.(b)
04/27/2021
07/01/2056	5.000%	4,000,000	3,526,370

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
WFCS Portfolio Projects
Series 2021A
01/01/2031	3.300%	250,000	214,535
01/01/2056	5.000%	1,000,000	747,688
Capital Trust Agency, Inc.(b),(c)
Revenue Bonds 1st Mortgage - Tapestry Walden Senior Housing Project
Series 2017
07/01/2052	0.000%	3,400,000	748,000
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	0.000%	3,550,000	1,162,625
Capital Trust Agency, Inc.(a),(b)
Subordinated
07/01/2061	0.000%	30,000,000	1,941,783
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,276,005
City of Pompano Beach
Revenue Bonds
John Knox Village Project
Series 2021A
09/01/2056	4.000%	1,835,000	1,291,469
City of Tampa(a)
Revenue Bonds
Series 2020A
09/01/2053	0.000%	1,800,000	329,790
County of Miami-Dade(a)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,390,984
County of Osceola Transportation(a)
Refunding Revenue Bonds
Osceola Parkway Toll Facility
Series 2019A-2
10/01/2049	0.000%	1,700,000	394,217
Series 2020A-2
10/01/2046	0.000%	3,175,000	892,075
10/01/2048	0.000%	2,000,000	494,354
Florida Development Finance Corp.(b)
Refunding Revenue Bonds
Glenridge on Palmer Ranch Project (The)
Series 2021
06/01/2051	5.000%	2,000,000	1,594,357
Mayflower Retirement Community Project (The)
Series 2021
06/01/2055	4.000%	1,500,000	881,910

The accompanying Notes to Financial Statements are an integral part of this statement.

8    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Renaissance Charter School
Series 2020
09/15/2050	5.000%	2,200,000	1,788,389
Revenue Bonds
Cornerstone Charter Academy Project
Series 2022
10/01/2052	5.125%	1,000,000	911,127
10/01/2056	5.250%	1,900,000	1,747,247
Discovery High School Project
Series 2020
06/01/2055	5.000%	2,000,000	1,636,486
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	4,867,327
Lee County Industrial Development Authority
Revenue Bonds
Cypress Cove at HealthPark Florida, Inc. Project
Series 2022
10/01/2057	5.250%	3,000,000	2,430,440
Palm Beach County Health Facilities Authority
Refunding Revenue Bonds
Toby & Leon Cooperman Sinai Residences of Boca Raton
Series 2022
06/01/2056	4.250%	4,000,000	2,954,593
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,141,631
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2054	5.750%	2,525,000	1,935,209
Seminole County Industrial Development Authority(b)
Revenue Bonds
Galileo Schools for Gifted Learning Project
Series 2021
06/15/2051	4.000%	830,000	593,802
06/15/2056	4.000%	1,410,000	980,942
Village Community Development District No. 15(b)
Special Assessment Bonds
Series 2023
05/01/2054	5.250%	2,500,000	2,481,093
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	285,048

Total			44,639,496

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 1.8%
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	1,500,000	1,403,178
Georgia State Road & Tollway Authority(b),(e)
Prerefunded 06/01/24 Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	4,752,609
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	2,516,110

Total			8,671,897

Idaho 1.0%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2021
10/01/2050	4.500%	4,000,000	2,710,378
Spring Valley Community Infrastructure District No. 1(b)
Special Assessment Bonds
Series 2021
09/01/2051	3.750%	3,000,000	2,290,104

Total			5,000,482

Illinois 10.4%
Chicago Board of Education(b)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,176,075
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,669,267
Project
Series 2015C
12/01/2039	5.250%	2,000,000	1,976,116
Series 2012A
12/01/2042	5.000%	1,000,000	954,481
Series 2016B
12/01/2046	6.500%	1,500,000	1,547,219
Series 2018D
12/01/2046	5.000%	5,000,000	4,702,661

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     9

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022A
12/01/2047	4.000%	6,000,000	4,906,121
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2035	5.000%	500,000	515,456
Chicago O’Hare International Airport(d)
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	799,994
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	3,235,000	3,366,439
Unlimited General Obligation Refunding Bonds
Series 2007F
01/01/2042	5.500%	1,000,000	1,003,522
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	548,000	537,480
Illinois Finance Authority(b)
Refunding Revenue Bonds
DePaul College Prep Foundation
Series 2023
08/01/2053	5.625%	1,000,000	994,891
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	1,200,000	1,085,585
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	1,000,000	1,007,297
Metropolitan Pier & Exposition Authority(a)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2022
12/15/2037	0.000%	2,700,000	1,448,643
06/15/2038	0.000%	3,000,000	1,557,221
State of Illinois
Unlimited General Obligation Bonds
Series 2017A
12/01/2035	5.000%	1,345,000	1,386,307
12/01/2038	5.000%	3,000,000	3,062,846
Series 2018A
05/01/2032	5.000%	2,500,000	2,632,278
05/01/2041	5.000%	3,910,000	4,014,350
05/01/2043	5.000%	3,000,000	3,064,523

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020
05/01/2039	5.500%	570,000	622,792
05/01/2045	5.750%	750,000	807,462
Series 2022A
03/01/2047	5.500%	2,700,000	2,892,407
Series 2023B
05/01/2047	5.500%	500,000	537,826
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	557,000	557,354

Total			50,826,613

Indiana 0.1%
Indianapolis Local Public Improvement Bond Bank(f)
Revenue Bonds
Convention Center Hotel
Series 2023
03/01/2053	6.000%	500,000	516,034

Iowa 2.9%
Iowa Finance Authority(e)
Prerefunded 11/15/24 Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	1,890,493	1,927,636
Iowa Finance Authority
Refunding Revenue Bonds
Iowa Fertilizer Co. Project
Series 2022
12/01/2050	5.000%	2,700,000	2,652,872
Lifespace Communities, Inc.
Series 2021
05/15/2053	4.000%	4,000,000	2,494,325
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	1,740,000	1,398,415
Iowa Tobacco Settlement Authority(a)
Refunding Revenue Bonds
Series 2021B-2
06/01/2065	0.000%	50,000,000	5,799,475

Total			14,272,723

Kansas 1.1%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	2,662,534

The accompanying Notes to Financial Statements are an integral part of this statement.

10    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	2,535,000	2,450,197

Total			5,112,731

Kentucky 0.8%
City of Henderson(b),(d)
Revenue Bonds
Pratt Paper LLC Project
Series 2022
01/01/2052	4.700%	3,000,000	2,763,084
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	996,925

Total			3,760,009

Louisiana 1.3%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	26,114
Louisiana Public Facilities Authority(d)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	2,420,000	2,419,861
Parish of St. James(b)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	3,750,000	4,031,983

Total			6,477,958

Maryland 0.9%
Maryland Economic Development Corp.(d)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
06/30/2055	5.250%	2,000,000	2,024,938
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2050	4.000%	2,700,000	2,174,678

Total			4,199,616

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 1.1%
Massachusetts Development Finance Agency(b)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	1,721,875
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,027,873
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,382,224

Total			5,131,972

Michigan 0.7%
Michigan Finance Authority(a)
Refunding Revenue Bonds
Senior Series 2020B-2 Class 2
06/01/2065	0.000%	37,500,000	3,568,774

Minnesota 0.6%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	368,721
05/01/2051	5.000%	1,500,000	1,047,965
St. Cloud Housing & Redevelopment Authority(e)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	3.806%	2,235,000	1,730,088

Total			3,146,774

Missouri 1.1%
Kansas City Industrial Development Authority(b)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	1,800,000	1,543,132
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	1,500,000	1,101,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     11

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	2,596,276

Total			5,241,368

Nevada 1.1%
City of Reno(a),(b)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	14,000,000	1,734,428
State of Nevada Department of Business & Industry(b)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,287,870
Series 2018A
12/15/2048	5.000%	1,500,000	1,317,438

Total			5,339,736

New Hampshire 0.7%
New Hampshire Business Finance Authority(b)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	3,750,000	3,254,258
New Hampshire Health and Education Facilities Authority Act(c)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	0.000%	2,086,967	125,218

Total			3,379,476

New Jersey 1.7%
Camden County Improvement Authority (The)
Revenue Bonds
Social Bonds - Cooper Norcross Academy
Series 2022
06/15/2062	6.000%	1,000,000	1,064,234
City of Newark Mass Transit Access Tax
Revenue Bonds
Mulberry Pedestrian Bridge Redevelopment Project
Series 2022 (AGM)
11/15/2062	6.000%	1,000,000	1,135,607
Middlesex County Improvement Authority(c)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	12

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	350,000	361,961
New Jersey Economic Development Authority(d)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	1,999,894
Passaic County Improvement Authority (The)
Revenue Bonds
Paterson Arts and Science Charter School Project
Series 2023
07/01/2053	5.375%	1,000,000	1,007,686
07/01/2058	5.500%	1,000,000	1,012,300
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	603,897
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	960,000	962,290

Total			8,147,881

New York 4.6%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,295,307
Build NYC Resource Corp.(b)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	660,000	656,799
Social Bonds - East Harlem Scholars Academy Charter School Project
Series 2022
06/01/2062	5.750%	500,000	499,997
Glen Cove Local Economic Assistance Corp.(e)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,230,433
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	1,500,000	1,138,721

The accompanying Notes to Financial Statements are an integral part of this statement.

12    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County Industrial Development Agency(b),(c),(d)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	0.000%	1,209,018	483,607
Nassau County Tobacco Settlement Corp.(a)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	1,385,658
New York State Thruway Authority
Refunding Revenue Bonds
Personal Income Tax - Bidding Group
Series 2022A
03/15/2050	4.000%	3,000,000	2,934,005
New York Transportation Development Corp.(d)
Refunding Revenue Bonds
John F. Kennedy International Airport Project
Series 2020
08/01/2036	5.375%	1,250,000	1,253,717
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2045	4.375%	2,500,000	2,247,643
LaGuardia Airport Terminal C&D
Series 2023
04/01/2040	5.625%	1,000,000	1,036,604
New York Transportation Development Corp.(d),(f)
Revenue Bonds
John F. Kennedy International Airport New Terminal One Project
Series 2023
06/30/2060	5.375%	1,300,000	1,300,351
Westchester County Local Development Corp.(b)
Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2056	5.000%	4,000,000	3,056,651

Total			22,519,493

North Carolina 0.8%
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	1,000,000	823,790
Revenue Bonds
Lutheran Services for the Aging
Series 2021
03/01/2051	4.000%	1,500,000	1,002,724

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Turnpike Authority(a)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	756,646
North Carolina Turnpike Authority
Revenue Bonds
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,238,948

Total			3,822,108

Ohio 3.4%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	11,270,000	9,942,798
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	500,000	404,679
12/01/2049	5.125%	1,875,000	1,411,740
Hickory Chase Community Authority(b)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,360,000	1,207,824
Lake County Port & Economic Development Authority(b),(c)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	5,600,000	1,624,000
Ohio Air Quality Development Authority(d)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	437,533
Ohio Air Quality Development Authority(b),(d)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	454,101
Summit County Development Finance Authority
Revenue Bonds
University of Akron Parking Project
Series 2023
12/01/2058	6.000%	1,000,000	1,022,608

Total			16,505,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     13

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 1.0%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	813,206
Hospital Facilities Authority of Multnomah County
Prerefunded 10/01/24 Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,165,571
State of Oregon Housing & Community Services Department
Revenue Bonds
Single Family Mortgage Program
Series 2018C
07/01/2043	3.950%	745,000	703,201

Total			4,681,978

Pennsylvania 4.0%
Allentown Neighborhood Improvement Zone Development Authority(b)
Revenue Bonds
City Center Project
Subordinated Series 2022
05/01/2042	5.250%	3,000,000	2,953,705
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,343,882
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,306,974
Dauphin County Industrial Development Authority(d)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,250,640
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	1,424,186
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project Series 2018
12/01/2048	5.000%	1,000,000	898,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,299,364
Pennsylvania Economic Development Financing Authority(b),(c)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	2,750,000	1,048,438
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
The PennDOT Major Bridges Package One Project
Series 2022
06/30/2061	6.000%	1,500,000	1,644,978
Philadelphia Authority for Industrial Development
Revenue Bonds 1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,720,000	1,745,518
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,755,114

Total			19,671,549

Puerto Rico 6.0%
Commonwealth of Puerto Rico(a),(g)
Revenue Notes
Series 2022
11/01/2051	0.000%	2,902,414	1,520,139
Subordinated Series 2022
11/01/2043	0.000%	2,232,420	1,160,859
Unlimited General Obligation Bonds
Series 2021A
07/01/2024	0.000%	81,928	79,957
Commonwealth of Puerto Rico(g)
Unlimited General Obligation Bonds
Series 2021-A1
07/01/2033	4.000%	503,640	470,043
07/01/2035	4.000%	452,705	414,017
07/01/2037	4.000%	388,540	347,026
07/01/2041	4.000%	528,266	455,795
07/01/2046	4.000%	1,719,389	1,427,069
Puerto Rico Commonwealth Aqueduct & Sewer Authority(b),(g)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	3,500,000	3,382,309

The accompanying Notes to Financial Statements are an integral part of this statement.

14    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Electric Power Authority(c),(g)
Revenue Bonds
Series 2007TT
07/01/2037	0.000%	2,000,000	500,000
Series 2010XX
07/01/2040	0.000%	8,500,000	2,125,000
Puerto Rico Highway & Transportation Authority(a),(g)
Revenue Bonds
Series 2022B
07/01/2032	0.000%	306,982	198,748
Series 2022C
07/01/2053	0.000%	525,123	338,702
Puerto Rico Sales Tax Financing Corp.(a),(g)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	44,000,000	12,929,088
Puerto Rico Sales Tax Financing Corp.(g)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	4,000,000	3,878,319

Total			29,227,071

South Carolina 2.5%
Patriots Energy Group Financing Agency
Refunding Revenue Bonds
Series 2023B-1 (Mandatory Put 03/01/31)
01/31/2054	5.250%	1,000,000	1,061,261
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/24 Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,130,070
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	592,708
05/01/2048	5.125%	1,500,000	1,160,076
South Carolina Public Service Authority
Revenue Bonds
Series 2022A
12/01/2052	4.000%	6,000,000	5,296,164

Total			12,240,279

Tennessee 0.5%
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
The Farms at Bailey Station Project
Series 2019
10/01/2059	5.750%	3,750,000	2,579,587

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 7.8%
Angelina & Neches River Authority(b),(d)
Revenue Bonds
Jefferson Enterprise Energy LLC Project
Series 2021
12/01/2045	7.500%	2,250,000	1,451,170
Arlington Higher Education Finance Corp.
Refunding Revenue Bonds
Legacy Traditional Schools
Series 2021
02/15/2056	4.500%	2,330,000	1,514,733
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	2,625,000	2,154,992
Arlington Higher Education Finance Corp.(b)
Revenue Bonds
Magellan International School
Series 2022
06/01/2062	6.375%	1,750,000	1,755,098
City of Houston Airport System(d)
Refunding Revenue Bonds
United Airlines, Inc. Airport Improvement Projects
Series 2020
07/15/2027	5.000%	2,350,000	2,342,874
Revenue Bonds
United Airlines, Inc. Terminal Improvement Projects
Series 2021
07/15/2041	4.000%	2,850,000	2,397,157
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,373,708
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	3,500,000	3,657,500
Cardinal Bay, Inc.—Village on the Park/Carriage Inn Project
Series 2016
07/01/2046	0.000%	1,630,000	733,500
Series 2016A-1
07/01/2046	0.000%	950,000	650,750
New Hope Cultural Education Facilities Finance Corp.(b)
Revenue Bonds
Cumberland Academy Project
Series 2020A
08/15/2050	5.000%	1,000,000	874,827

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     15

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	907,500
Series 2015A
07/01/2047	5.000%	1,000,000	907,500
Westminster Project
Series 2021
11/01/2055	4.000%	500,000	377,448
Port Beaumont Navigation District(b),(d)
Refunding Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2020A
01/01/2050	4.000%	2,000,000	1,385,358
Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2021
01/01/2050	3.000%	1,750,000	992,720
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	892,717
Red River Health Facilities Development Corp.
Prerefunded 11/15/24 Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,084,518
Sanger Industrial Development Corp.(b),(c),(d)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,163,250
Tarrant County Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,000,000	1,650,000
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	1,300,000	1,302,769
Senior Lien—Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	1,250,000	1,256,187
12/31/2055	5.000%	3,515,000	3,518,407

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	502,487

Total			37,847,170

Utah 2.6%
Black Desert Public Infrastructure District(b)
Limited General Obligation Bonds
Senior Bonds
Series 2021A
03/01/2051	4.000%	3,000,000	2,180,519
Downtown East Streetcar Sewer Public Infrastructure District(b)
Limited General Obligation Bonds
Series 2022A
03/01/2053	6.000%	2,000,000	1,930,781
Mida Golf and Equestrian Center Public Infrastructure District(b)
Limited General Obligation Bonds
Series 2021
06/01/2051	4.500%	3,000,000	2,097,668
Red Bridge Public Infrastructure District No. 1(b)
Limited General Obligation Bonds
Series 2021-1A
02/01/2041	4.125%	500,000	387,335
02/01/2051	4.375%	1,100,000	815,893
Subordinated Series 2021B
08/15/2051	7.375%	600,000	481,549
UIPA Crossroads Public Infrastructure District(b)
Tax Allocation Bonds
Series 2021
06/01/2052	4.375%	3,000,000	2,551,460
Utah Charter School Finance Authority(b)
Revenue Bonds
Ascent Academies Charter Schools
Series 2022
06/15/2057	5.000%	3,000,000	2,315,783

Total			12,760,988

Virginia 2.8%
City of Chesapeake Expressway Toll Road(e)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	4.875%	7,530,000	7,676,025
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2048	5.000%	735,000	579,481
07/01/2051	5.000%	1,200,000	928,871

The accompanying Notes to Financial Statements are an integral part of this statement.

16    Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007B-1
06/01/2047	5.000%	5,000,000	4,604,445

Total			13,788,822

Washington 2.7%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,039,616
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,275,663
12/01/2045	6.250%	2,500,000	2,481,238
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds No. 65
Series 2013
04/01/2043	5.750%	1,140,000	1,086,367
Washington State Housing Finance Commission(b)
Prerefunded 07/01/25 Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	3,000,000	3,143,565
Refunding Revenue Bonds
Seattle Academy of Arts and Sciences Project
Series 2023
07/01/2053	6.125%	375,000	405,339
07/01/2059	6.250%	320,000	346,309
07/01/2063	6.375%	375,000	400,638
Revenue Bonds
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	1,000,000	725,441

Total			12,904,176

Wisconsin 4.8%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,184,156
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	3,927,640
Public Finance Authority(b)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2017
05/15/2052	5.250%	2,300,000	1,971,466

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	2,500,000	1,877,314
Public Finance Authority(a),(b)
Revenue Bonds
Lariat Project
Series 2023
09/01/2029	0.000%	2,000,000	1,300,196
Public Finance Authority(d)
Revenue Bonds
Sky Harbour Capital LLC Aviation Facilities Project
Series 2021
07/01/2054	4.250%	3,000,000	2,081,857
Wisconsin Center District(a)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2060	0.000%	18,000,000	3,021,043
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Cedar Crest, Inc. Project
Series 2022
04/01/2057	5.125%	3,000,000	2,237,771
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	2,221,066
Revenue Bonds
PHW Muskego, Inc. Project
Series 2021
10/01/2061	4.000%	4,000,000	2,598,116

Total			23,420,625

Total Municipal Bonds (Cost $578,038,100)			480,861,959

Municipal Short Term 0.4%
Issue Description	Yield	Principal Amount ($)	Value ($)
California 0.4%
California Infrastructure & Economic Development Bank(b),(d)
Revenue Bonds
Series 2023 (Mandatory Put 08/15/24) 01/01/2050	7.890%	2,000,000	2,025,486

Total Municipal Short Term (Cost $2,000,000)			2,025,486

Total Investments in Securities (Cost $580,038,100)			482,887,445

Other Assets & Liabilities, Net			4,517,589

Net Assets			$487,405,034

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     17

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Notes to Portfolio of Investments

(a)	Zero coupon bond.
(b)

Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2023, the total value of these securities amounted to $135,257,266, which represents 27.75% of total net assets.

(c)	Represents a security in default.
(d)	Income from this security may be subject to alternative minimum tax.
(e)

Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2023.

(f)	Represents a security purchased on a when-issued basis.
(g)

Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At November 30, 2023, the total value of these securities amounted to $29,227,071, which represents 6.00% of total net assets.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation

BAN	Bond Anticipation Note

NPFGC	National Public Finance Guarantee Corporation

Fair value measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

18     Columbia High Yield Municipal Fund | Semiannual Report 2023

PORTFOLIO OF INVESTMENTS (continued)

November 30, 2023 (Unaudited)

Fair value measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2023:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Municipal Bonds	—	480,861,959	—	480,861,959
Municipal Short Term	—	2,025,486	—	2,025,486

Total Investments in Securities	—	482,887,445	—	482,887,445

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     19

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023 (Unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $580,038,100)	$482,887,445
Cash	85,034
Receivable for:
Capital shares sold	2,501,530
Dividends	4,543
Interest	9,432,568
Trustees’ fees	150,830
Expense reimbursement due from Investment Manager	721
Prepaid expenses	6,688
Other assets	1,200

Total assets	495,070,559

Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,751,003
Capital shares redeemed	1,146,116
Distributions to shareholders	1,830,532
Management services fees	7,187
Distribution and/or service fees	1,210
Transfer agent fees	25,196
Trustees’ fees	173,430
Compensation of chief compliance officer	49
Interfund lending	2,700,000
Other expenses	30,802

Total liabilities	7,665,525

Net assets applicable to outstanding capital stock	$487,405,034

Represented by
Paid in capital	611,945,137
Total distributable earnings (loss)	(124,540,103)

Total—representing net assets applicable to outstanding capital stock	$487,405,034

The accompanying Notes to Financial Statements are an integral part of this statement.

20    Columbia High Yield Municipal Fund | Semiannual Report 2023

STATEMENT OF ASSETS AND LIABILITIES (continued)

November 30, 2023 (Unaudited)

Class A
Net assets	$143,441,746
Shares outstanding	16,539,847
Net asset value per share	$8.67
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.94
Advisor Class
Net assets	$11,613,883
Shares outstanding	1,337,743
Net asset value per share	$8.68
Class C
Net assets	$19,846,969
Shares outstanding	2,288,554
Net asset value per share	$8.67
Institutional Class
Net assets	$203,349,539
Shares outstanding	23,448,437
Net asset value per share	$8.67
Institutional 2 Class
Net assets	$11,045,426
Shares outstanding	1,274,531
Net asset value per share	$8.67
Institutional 3 Class
Net assets	$98,107,471
Shares outstanding	11,283,506
Net asset value per share	$8.69

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     21

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2023 (Unaudited)

Net investment income
Income:
Dividends – unaffiliated issuers	$19,820
Interest	13,359,926

Total income	13,379,746

Expenses:
Management services fees	1,358,394
Distribution and/or service fees
Class A	146,151
Class C	85,012
Transfer agent fees
Class A	55,018
Advisor Class	3,940
Class C	7,999
Institutional Class	79,025
Institutional 2 Class	3,680
Institutional 3 Class	2,932
Trustees’ fees	10,426
Custodian fees	5,623
Printing and postage fees	9,957
Registration fees	63,500
Accounting services fees	20,629
Legal fees	9,758
Interest on interfund lending	1,726
Compensation of chief compliance officer	49
Other	9,306

Total expenses	1,873,125

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(132,810)
Expense reduction	(400)

Total net expenses	1,739,915

Net investment income	11,639,831

Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments – unaffiliated issuers	(5,623,620)
Futures contracts	696,066

Net realized loss	(4,927,554)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	(3,011,632)

Net change in unrealized appreciation (depreciation)	(3,011,632)

Net realized and unrealized loss	(7,939,186)

Net increase in net assets resulting from operations	$3,700,645

The accompanying Notes to Financial Statements are an integral part of this statement.

22    Columbia High Yield Municipal Fund | Semiannual Report 2023

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2023 (Unaudited)	Year Ended May 31, 2023
Operations
Net investment income	$11,639,831	$24,548,475
Net realized loss	(4,927,554)	(15,148,882)
Net change in unrealized appreciation (depreciation)	(3,011,632)	(46,980,990)

Net increase (decrease) in net assets resulting from operations	3,700,645	(37,581,397)

Distributions to shareholders
Net investment income and net realized gains
Class A	(3,251,920)	(7,014,650)
Advisor Class	(243,920)	(381,292)
Class C	(408,229)	(1,042,844)
Institutional Class	(4,880,591)	(12,239,802)
Institutional 2 Class	(292,218)	(687,255)
Institutional 3 Class	(2,425,435)	(4,940,646)

Total distributions to shareholders	(11,502,313)	(26,306,489)

Decrease in net assets from capital stock activity	(24,799,011)	(78,948,564)

Total decrease in net assets	(32,600,679)	(142,836,450)
Net assets at beginning of period	520,005,713	662,842,163

Net assets at end of period	$487,405,034	$520,005,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2023 (Unaudited)		Year Ended May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	1,271,353	10,935,051	6,901,356	62,359,193
Distributions reinvested	355,395	3,035,517	706,433	6,313,691
Shares redeemed	(2,508,493)	(21,404,219)	(7,734,760)	(69,392,489)

Net decrease	(881,745)	(7,433,651)	(126,971)	(719,605)

Advisor Class
Shares sold	801,644	6,766,720	821,373	7,389,976
Distributions reinvested	28,580	243,920	42,679	381,259
Shares redeemed	(622,505)	(5,286,182)	(382,996)	(3,398,709)

Net increase	207,719	1,724,458	481,056	4,372,526

Class C
Shares sold	196,954	1,694,588	569,581	5,147,785
Distributions reinvested	46,427	396,724	110,632	989,485
Shares redeemed	(588,563)	(5,039,150)	(1,267,986)	(11,390,788)

Net decrease	(345,182)	(2,947,838)	(587,773)	(5,253,518)

Institutional Class
Shares sold	4,076,356	34,621,489	12,240,748	111,073,979
Distributions reinvested	511,194	4,364,598	1,045,705	9,353,688
Shares redeemed	(5,472,440)	(46,230,798)	(33,723,133)	(312,031,967)

Net decrease	(884,890)	(7,244,711)	(20,436,680)	(191,604,300)

Institutional 2 Class
Shares sold	276,068	2,417,770	919,365	8,379,478
Distributions reinvested	34,198	292,137	76,900	686,953
Shares redeemed	(536,939)	(4,525,102)	(1,100,176)	(9,846,622)

Net decrease	(226,673)	(1,815,195)	(103,911)	(780,191)

Institutional 3 Class
Shares sold	1,050,084	9,075,233	20,403,975	191,717,950
Distributions reinvested	10,888	93,222	18,566	166,319
Shares redeemed	(1,907,405)	(16,250,529)	(8,659,030)	(76,847,745)

Net increase (decrease)	(846,433)	(7,082,074)	11,763,511	115,036,524

Total net decrease	(2,977,204)	(24,799,011)	(9,010,768)	(78,948,564)

The accompanying Notes to Financial Statements are an integral part of this statement.

24    Columbia High Yield Municipal Fund | Semiannual Report 2023

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Columbia High Yield Municipal Fund | Semiannual Report 2023     25

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2023 (Unaudited)	$8.79	0.19	(0.12)	0.07	(0.19)	(0.19)
Year Ended 5/31/2023	$9.72	0.38	(0.90)	(0.52)	(0.41)	(0.41)
Year Ended 5/31/2022	$11.04	0.37	(1.31)	(0.94)	(0.38)	(0.38)
Year Ended 5/31/2021	$9.96	0.36	1.08	1.44	(0.36)	(0.36)
Year Ended 5/31/2020	$10.74	0.42	(0.77)	(0.35)	(0.43)	(0.43)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$8.80	0.20	(0.12)	0.08	(0.20)	(0.20)
Year Ended 5/31/2023	$9.74	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.05	0.38	(1.29)	(0.91)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.97	0.38	1.08	1.46	(0.38)	(0.38)
Year Ended 5/31/2020	$10.76	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Class C
Six Months Ended 11/30/2023 (Unaudited)	$8.79	0.17	(0.12)	0.05	(0.17)	(0.17)
Year Ended 5/31/2023	$9.72	0.33	(0.90)	(0.57)	(0.36)	(0.36)
Year Ended 5/31/2022	$11.04	0.30	(1.30)	(1.00)	(0.32)	(0.32)
Year Ended 5/31/2021	$9.96	0.30	1.07	1.37	(0.29)	(0.29)
Year Ended 5/31/2020	$10.74	0.35	(0.77)	(0.42)	(0.36)	(0.36)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$8.79	0.20	(0.12)	0.08	(0.20)	(0.20)
Year Ended 5/31/2023	$9.73	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.05	0.39	(1.31)	(0.92)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.96	0.38	1.09	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.75	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.78	0.20	(0.11)	0.09	(0.20)	(0.20)
Year Ended 5/31/2023	$9.72	0.40	(0.91)	(0.51)	(0.43)	(0.43)
Year Ended 5/31/2022	$11.04	0.39	(1.30)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.95	0.39	1.08	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.74	0.44	(0.77)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)

The accompanying Notes to Financial Statements are an integral part of this statement.

26    Columbia High Yield Municipal Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2023 (Unaudited)	$8.67	0.87%	0.87	%(c)	0.82	%(c),(d)	4.52%	7%	$143,442
Year Ended 5/31/2023	$8.79	(5.29%)	0.87	%(c)	0.83	%(c),(d)	4.25%	14%	$153,077
Year Ended 5/31/2022	$9.72	(8.75%)	0.86	%(c)	0.85	%(c),(d)	3.39%	30%	$170,634
Year Ended 5/31/2021	$11.04	14.64%	0.87	%(e)	0.85	%(d),(e)	3.41%	22%	$182,125
Year Ended 5/31/2020	$9.96	(3.41%)	0.88	%(c),(e)	0.87	%(c),(d),(e)	3.98%	46%	$164,388
Year Ended 5/31/2019	$10.74	6.42%	0.88%		0.85	%(d)	4.16%	35%	$172,655
Advisor Class
Six Months Ended 11/30/2023 (Unaudited)	$8.68	0.97%	0.67	%(c)	0.62	%(c),(d)	4.73%	7%	$11,614
Year Ended 5/31/2023	$8.80	(5.19%)	0.67	%(c)	0.63	%(c),(d)	4.47%	14%	$9,940
Year Ended 5/31/2022	$9.74	(8.47%)	0.66	%(c)	0.65	%(c),(d)	3.46%	30%	$6,318
Year Ended 5/31/2021	$11.05	14.86%	0.68	%(e)	0.65	%(d),(e)	3.61%	22%	$12,442
Year Ended 5/31/2020	$9.97	(3.30%)	0.68	%(c),(e)	0.67	%(c),(d),(e)	4.17%	46%	$5,549
Year Ended 5/31/2019	$10.76	6.73%	0.68%		0.65	%(d)	4.35%	35%	$5,318
Class C
Six Months Ended 11/30/2023 (Unaudited)	$8.67	0.56%	1.47	%(c)	1.42	%(c),(d)	3.91%	7%	$19,847
Year Ended 5/31/2023	$8.79	(5.86%)	1.47	%(c)	1.43	%(c),(d)	3.65%	14%	$23,141
Year Ended 5/31/2022	$9.72	(9.30%)	1.52	%(c)	1.45	%(c),(d)	2.77%	30%	$31,324
Year Ended 5/31/2021	$11.04	13.94%	1.62	%(e)	1.47	%(d),(e),(f)	2.80%	22%	$38,720
Year Ended 5/31/2020	$9.96	(4.04%)	1.63	%(c),(e)	1.52	%(c),(d),(e),(f)	3.34%	46%	$42,578
Year Ended 5/31/2019	$10.74	5.73%	1.63%		1.50	%(d),(f)	3.50%	35%	$51,214
Institutional Class
Six Months Ended 11/30/2023 (Unaudited)	$8.67	0.97%	0.67	%(c)	0.62	%(c),(d)	4.72%	7%	$203,350
Year Ended 5/31/2023	$8.79	(5.20%)	0.67	%(c)	0.63	%(c),(d)	4.41%	14%	$213,810
Year Ended 5/31/2022	$9.73	(8.56%)	0.66	%(c)	0.65	%(c),(d)	3.58%	30%	$435,400
Year Ended 5/31/2021	$11.05	14.97%	0.67	%(e)	0.66	%(d),(e)	3.61%	22%	$497,969
Year Ended 5/31/2020	$9.96	(3.31%)	0.68	%(c),(e)	0.67	%(c),(d),(e)	4.19%	46%	$481,793
Year Ended 5/31/2019	$10.75	6.73%	0.68%		0.65	%(d)	4.35%	35%	$548,850
Institutional 2 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.67	1.09%	0.65	%(c)	0.60	%(c)	4.72%	7%	$11,045
Year Ended 5/31/2023	$8.78	(5.19%)	0.65	%(c)	0.61	%(c)	4.47%	14%	$13,181
Year Ended 5/31/2022	$9.72	(8.54%)	0.63	%(c)	0.61	%(c)	3.54%	30%	$15,596
Year Ended 5/31/2021	$11.04	15.03%	0.64	%(e)	0.62	%(e)	3.64%	22%	$27,815
Year Ended 5/31/2020	$9.95	(3.28%)	0.64	%(c),(e)	0.63	%(c),(e)	4.13%	46%	$15,702
Year Ended 5/31/2019	$10.74	6.78%	0.63%		0.60%		4.40%	35%	$10,868

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     27

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.81	0.21	(0.13)	0.08	(0.20)	(0.20)
Year Ended 5/31/2023	$9.75	0.41	(0.91)	(0.50)	(0.44)	(0.44)
Year Ended 5/31/2022	$11.07	0.40	(1.31)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.98	0.39	1.09	1.48	(0.39)	(0.39)
Year Ended 5/31/2020	$10.77	0.45	(0.78)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)

Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(f)

Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	5/31/2021	5/31/2020	5/31/2019
Class C	0.03%	0.10%	0.10%

The accompanying Notes to Financial Statements are an integral part of this statement.

28    Columbia High Yield Municipal Fund | Semiannual Report 2023

FINANCIAL HIGHLIGHTS (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a),(b)		Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2023 (Unaudited)	$8.69	1.01%	0.60	%(c)	0.55	%(c)	4.78%	7%	$98,107
Year Ended 5/31/2023	$8.81	(5.11%)	0.60	%(c)	0.55	%(c)	4.61%	14%	$106,856
Year Ended 5/31/2022	$9.75	(8.46%)	0.58	%(c)	0.57	%(c)	3.69%	30%	$3,572
Year Ended 5/31/2021	$11.07	15.05%	0.59	%(e)	0.57	%(e)	3.69%	22%	$2,838
Year Ended 5/31/2020	$9.98	(3.21%)	0.59	%(c),(e)	0.58	%(c),(e)	4.26%	46%	$2,170
Year Ended 5/31/2019	$10.77	6.83%	0.59%		0.56%		4.45%	35%	$1,933

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund | Semiannual Report 2023     29

NOTES TO FINANCIAL STATEMENTS

November 30, 2023 (Unaudited)

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.

As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.

Note 2. Summary of significant accounting policies

Basis of preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security valuation

Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

30    Columbia High Yield Municipal Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Derivative instruments

The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Columbia High Yield Municipal Fund | Semiannual Report 2023     31

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At November 30, 2023, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2023:

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	696,066

The following table is a summary of the average daily outstanding volume by derivative instrument for the six months ended November 30, 2023:

Derivative instrument	Average notional amounts ($)
Futures contracts — short	5,583,063

32    Columbia High Yield Municipal Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Delayed delivery securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or “forward commitment” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of class net asset value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal income tax status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Columbia High Yield Municipal Fund | Semiannual Report 2023     33

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Recent accounting pronouncements and regulatory updates

Tailored Shareholder Reports

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.

Note 3. Fees and other transactions with affiliates

Management services fees

The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2023 was 0.54% of the Fund’s average daily net assets.

Compensation of Board members

Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in “Trustees’ fees” in the Statement of Operations.

Compensation of Chief Compliance Officer

The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.

Transfer agency fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.

34    Columbia High Yield Municipal Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

For the six months ended November 30, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2023, these minimum account balance fees reduced total expenses of the Fund by $400.

Distribution and service fees

The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.60% of the average daily net assets attributable to Class C shares of the Fund.

Sales charges

Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2023, if any, are listed below:

	Front End (%)	CDSC (%)		Amount ($)
Class A	3.00	0.75	(a)	28,803
Class C	—	1.00	(b)	262

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.

The Fund’s other share classes are not subject to sales charges.

Columbia High Yield Municipal Fund | Semiannual Report 2023     35

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Expenses waived/reimbursed by the Investment Manager and its affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/ expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:

	October 1, 2023 through September 30, 2024	Prior to October 1, 2023
Class A	0.82%	0.83%
Advisor Class	0.62	0.63
Class C	1.42	1.43
Institutional Class	0.62	0.63
Institutional 2 Class	0.60	0.60
Institutional 3 Class	0.55	0.55

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At November 30, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
580,038,000	8,401,000	(105,552,000)	(97,151,000)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.

No expiration short-term ($)	No expiration long-term ($)	Total ($)
(10,912,178)	(11,124,223)	(22,036,401)

36    Columbia High Yield Municipal Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $36,714,306 and $57,800,474, respectively, for the six months ended November 30, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Interfund lending

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.

Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.

The Fund’s activity in the Interfund Program during the six months ended November 30, 2023 was as follows:

Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,660,000	5.86	5

Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at November 30, 2023 as shown in the Statement of Assets and Liabilities. The loans are unsecured.

Note 7. Line of credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.

The Fund had no borrowings during the six months ended November 30, 2023.

Columbia High Yield Municipal Fund | Semiannual Report 2023     37

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

Note 8. Significant risks

Credit risk

Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.

Derivatives risk

Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.

High-yield investments risk

Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest rate risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.

Liquidity risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Market risk

The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or

38    Columbia High Yield Municipal Fund | Semiannual Report 2023

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.

Municipal securities risk

Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.

Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.

Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.

Shareholder concentration risk

At November 30, 2023, one unaffiliated shareholder of record owned 22.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 21.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Note 9. Subsequent events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information regarding pending and settled legal proceedings

Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly

Columbia High Yield Municipal Fund | Semiannual Report 2023     39

NOTES TO FINANCIAL STATEMENTS (continued)

November 30, 2023 (Unaudited)

(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

40    Columbia High Yield Municipal Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AGREEMENT

(Unaudited)

Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Municipal Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in February, March, April, May and June 2023, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 22, 2023 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	Terms of the Management Agreement;

•

Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;

•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;

•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).

Columbia High Yield Municipal Fund | Semiannual Report 2023     41

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Nature, extent and quality of services provided by the Investment Manager

The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.

The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.

In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2022 in the performance of administrative services, and noted the various enhancements anticipated for 2023. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.

In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.

After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment performance

The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that such Fund’s performance was generally consistent with expectations in light of the interrelationship of the Fund’s specific investment strategy with prevailing market conditions.

The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.

The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.

42    Columbia High Yield Municipal Fund | Semiannual Report 2023

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.

The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.

The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that the profitability generated by the Investment Manager in 2022 had declined from 2021 levels, due to a variety of factors, including the decreased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.

Columbia High Yield Municipal Fund | Semiannual Report 2023     43

APPROVAL OF MANAGEMENT AGREEMENT (continued)

(Unaudited)

On June 22, 2023, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.

44    Columbia High Yield Municipal Fund | Semiannual Report 2023

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Columbia High Yield Municipal Fund

P.O. Box 219104

Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.

© 2024 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/investor/

SAR161_05_P01_(01/24)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	January 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	January 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	January 22, 2024

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	January 22, 2024